PROSPECTUS FEBRUARY 28, 2003

JPMORGAN SPECIALTY FUNDS
CLASS A, CLASS B AND CLASS C SHARES


FOCUS FUND

H&Q TECHNOLOGY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Focus Fund                                          1
H&Q Technology Fund                                 8
The Funds' Management and Administration           15
How Your Account Works                             17
   Know Which Classes to Buy                       17
   About Sales Charges                             17
   Buying Fund Shares                              19
   Selling Fund Shares                             20
   Exchanging Fund Shares                          21
   Other Information Concerning the Funds          22
   Distributions and Taxes                         22
Shareholder Services                               24
Risk and Reward Elements                           25
Financial Highlights                               28
How to Reach Us                            Back cover

     JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 25-27.

THE FUND'S OBJECTIVE
The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances the Fund invests at least 80% of its Assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in about 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best companies and adjusts the Fund's holdings as needed. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999        13.68%
2000       -25.72%
2001       -22.30%
2002       -30.21%

 BEST QUARTER 4th quarter, 1999        24.54%
---------------------------------------------
 WORST QUARTER 1st quarter, 2001      -23.83%
---------------------------------------------

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002(1),(2)

                                                                    LIFE OF
                                                        1 YEAR      FUND
----------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                  -34.19      -16.84
----------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS  -34.19      -16.85
----------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                -20.99      -12.48
----------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                  -34.13      -16.62
----------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES                  -31.40      -16.29
----------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)(3)                                  -22.10       -4.19
----------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)(3)                                -21.25       -4.42
----------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 6/30/98.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*        5.75%             NONE              NONE
--------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
 MANAGEMENT FEE                      0.40              0.40              0.40
 DISTRIBUTION (RULE 12b-1) FEES      0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES            0.25              0.25              0.25
 OTHER EXPENSES(1)                   2.23              2.23              2.23
--------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES     3.13              3.63              3.63
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(2)                   (1.88)            (1.78)            (1.78)
--------------------------------------------------------------------------------------
 NET EXPENSES(2)                     1.25              1.85              1.85
--------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.85% AND 1.85% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Classes A, B and C of 1.25%, 1.85% and 1.85%, respectively, through 2/28/04 and 2.25%, 2.85% and 2.85%, respectively, thereafter through 2/28/13.

This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES* ($)            695        1,147       1,625       2,938
-----------------------------------------------------------------------------
 CLASS B SHARES** ($)           688        1,089       1,615       2,961***
-----------------------------------------------------------------------------
 CLASS C SHARES** ($)           288          789       1,415       3,104
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES ($)             188        789         1,415       2,961***
-----------------------------------------------------------------------------
 CLASS C SHARES ($)             188        789         1,415       3,104
-----------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     JPMORGAN H&Q TECHNOLOGY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 25-27.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its Assets in equity securities of technology companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest in equity securities of companies with various market capitalizations including large- mid- and small-capitalizations. As a result, at times the Fund may be investing a significant portion of its Assets in securities of small- and mid-capitalization companies.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund may invest up to 20% of its Assets in foreign securities. These investments may take the form of depositary receipts.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's Assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may put any amount of its Assets in these types of investments.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, JPMFAM (USA), does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates. Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the adviser may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The adviser will also seek to identify companies whose products are targeted to markets which the adviser expects to grow at a high rate. The adviser's research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on securities in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development.

Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, securities of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the CSFB Technology Index and the Russell 2000 Index, broad-based securities market indexes and the Lipper Science and Technology Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

2001       -55.62%
2002       -52.49%

 BEST QUARTER 4th quarter, 2001         56.74%
-----------------------------------------------
 WORST QUARTER 3rd quarter, 2001       -54.81%
-----------------------------------------------

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002(1),(2)

                                                                         LIFE OF
                                                              1 YEAR     FUND
----------------------------------------------------------------------------------
 CLASSA SHARES -- RETURN BEFORE TAXES                         -55.13     -63.75
----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS        -55.13     -63.75
----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                      -33.85     -42.87
----------------------------------------------------------------------------------
 CLASSB SHARES -- RETURN BEFORE TAXES                         -54.89     -63.44
----------------------------------------------------------------------------------
 CLASSC SHARES -- RETURN BEFORE TAXES                         -53.20     -62.95
----------------------------------------------------------------------------------
 CSFB TECHNOLOGY INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)(3)                                  -43.02     -44.02
----------------------------------------------------------------------------------
 RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)(3)                                        -20.48     -11.55
----------------------------------------------------------------------------------
 LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)(3)                         -41.38     -45.98
----------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 9/20/00.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

(3) PERFORMANCE FOR THE INDEXES IS AS OF 9/30/00. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*        5.75%             NONE              NONE
--------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
 MANAGEMENT FEES                     0.75              0.75              0.75
--------------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES      0.25              0.75              0.75
--------------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES            0.25              0.25              0.25
--------------------------------------------------------------------------------------
 OTHER EXPENSES(1)                   5.62              5.80              5.83
--------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES     6.87              7.55              7.58
--------------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(2)                  (5.02)            (5.20)            (5.23)
--------------------------------------------------------------------------------------
 NET EXPENSES(2)                     1.85              2.35              2.35
--------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.85%, 2.35% AND 2.35%, OF THE FUND'S AVERAGE DAILY NET ASSETS, WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year and

- net expenses for Class A, B and C of 1.85%, 2.35% and 2.35%, respectively, through 2/28/04 and 2.85%, 3.35% and 3.35%, respectively, thereafter through 2/28/13.

This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES* ($)            752        1,318       1,909       3,501
-----------------------------------------------------------------------------
 CLASS B SHARES** ($)           738        1,237       1,860       3,459***
-----------------------------------------------------------------------------
 CLASS C SHARES** ($)           338          937       1,660       3,573
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES ($)             238        937         1,660       3,459***
-----------------------------------------------------------------------------
 CLASS C SHARES ($)             238        937         1,660       3,573
-----------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of Mutual Fund Group, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and is responsible for the overall investment decisions for the Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                       FISCAL
 FUND                  YEAR END    %
-------------------------------------
 FOCUS FUND            10/31     NONE
-------------------------------------
 H&Q TECHNOLOGY FUND   10/31     NONE
-------------------------------------

PORTFOLIO MANAGERS
FOCUS FUND

The portfolio management team is led by Paul A. Quinsee, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Quinsee has worked as a portfolio manager with JPMFAM (USA) or one of its affiliates since 1992. Mr. Piccard has been at JPMFAM (USA) or one of its affliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.

H&Q TECHNOLOGY FUND

Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming US Technology Fund since its inception in December 1997. Prior to joining JPMFAM
(USA) or one of its affiliates, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of each Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares of the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                      AS % OF THE      AS %
                                      OFFERING         OF NET
 AMOUNT OF                            PRICE            AMOUNT
 INVESTMENT                           PER SHARE        INVESTED
---------------------------------------------------------------
 LESS THAN $100,000                   5.75             6.10
---------------------------------------------------------------
 $100,000 BUT UNDER $250,000          3.75             3.90
---------------------------------------------------------------
 $250,000 BUT UNDER $500,000          2.50             2.56
---------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION        2.00             2.04
---------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR               DEFERRED SALES CHARGE
----------------------------------------
1                     5%
----------------------------------------
2                     4%
----------------------------------------
3                     3%
----------------------------------------
4                     3%
----------------------------------------
5                     2%
----------------------------------------
6                     1%
----------------------------------------
7                  NONE
----------------------------------------
8                  NONE
----------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares or Class C Shares will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund class owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transactions is received together with a completed application or other instructions in proper form. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the price of securities used by each Fund to calculate its Classes' NAV may differ from quoted or published prices for the same securities.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF                INITIAL         ADDITIONAL
 ACCOUNT                INVESTMENT      INVESTMENTS
-----------------------------------------------------
 REGULAR ACCOUNT        $ 2,500         $ 100
-----------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)     $ 1,000         $ 100
-----------------------------------------------------
 IRAS                   $ 1,000         $ 100
-----------------------------------------------------
 SEP-IRAS               $ 1,000         $ 100
-----------------------------------------------------
 EDUCATION IRAS         $   500         $ 100
-----------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund
Shares-General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter.

See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

The Focus Fund expects that its distribution will consist primarily of capital gains.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

     SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semi-annually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

 POTENTIAL RISKS                                  POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 MARKET CONDITIONS
 - Each Fund's share price and performance        - Stocks have generally outperformed   - Under normal circumstances each Fund
   will fluctuate in response to stock market       more stable investments (such as       plans to remain fully invested in
   movements                                        bonds and cash equivalents) over       accordance with its policies. Equity
 - A Fund could lose money because of foreign       the long term                          investments may include common stocks,
   government actions, political                  - Foreign investments, which             convertible securities, preferred stocks,
   instability, or lack of adequate and/or          represent a major portion of the       depositary receipts (such as ADRs and
   accurate information                             world's securities, offer              EDRs), trust or partnership interests,
 - Investment risks tend to be higher in            attractive potential performance       warrants, rights, and investment company
   emerging markets. These markets also             and opportunities for                  securities
   present higher liquidity and valuation risks     diversification                      - During severe market downturns, each Fund
 - The Focus Fund and the H&Q Technology          - Emerging markets can offer higher      has the option of investing up to 100% of
   Fund are non-diversified which means that        returns                                assets in high quality short-term
   a relatively high percentage of the Fund's     - These same stocks could outperform     instruments
   assets may be invested in a limited number       the general market and provide
   of issuers; therefore, its performance may       greater returns than more
   be more vulnerable to changes in the             diversified funds
   market value of a single issuer or a group
   of issuers
 - The Focus Fund invests in a relatively
   small number of stocks. If these stocks
   underperform the general market, the Fund
   could underperform more diversified funds
 - Adverse market conditions may from time to
   time cause each Fund to take temporary
   defensive positions that are inconsistent
   with its principal investment strategies
   and may hinder each Fund from achieving its
   investment objective

 FOREIGN INVESTMENTS
 - Currency exchange rate movements could
   reduce gains or create losses
 - A Fund could lose money because of foreign     - Favorable exchange rate movements    - Each Fund actively manages the currency
   government actions, political instability        could generate gains or reduce         exposure of their foreign investments
   or lack of adequate and accurate                 losses                                 relative to their benchmark, and may
   information                                    - Foreign investments, which             hedge back into the U.S. dollar from time
 - Investment risks tend to be higher in            represent a major portion of the       to time (see also "Derivatives"); these
   emerging markets. These markets also pres-       world's securities, offer              currency management techniques may not be
   ent higher liquidity and valuation risks         attractive potential performance       available for certain emerging markets
                                                    and opportunities for                  investments
                                                    diversification
                                                  - Emerging markets can offer higher
                                                    returns

 POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 MANAGEMENT CHOICES
 - A Fund could underperform its           - A Fund could outperform its             - The advisers focus their active
   benchmark due to its securities and       benchmark due to these same choices       management on securities selection,
   asset asset allocation choices                                                      the area where they believe their
                                                                                       commitment to research can most
                                                                                       enhance returns

 SECURITIES LENDING
 - When each Fund lends a security,
   there is a risk that the loaned         - Each Fund may enhance income through    - The adviser maintains a list of approved
   securities may not be returned if the     the investment of the collateral          borrowers
   borrower defaults                         received from the borrower              - Each Fund receives collateral equal to at
 - The collateral will be subject to the                                               least 100% of the current value of
   risks of the securities in which it                                                 securities loaned plus accrued interest
   is invested                                                                       - The lending agents indemnify the Funds
                                                                                       against borrower default
                                                                                     - The adviser's collateral investment
                                                                                       guidelines limit the quality and duration
                                                                                       of collateral investment to minimize
                                                                                       losses
                                                                                     - Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

 DERIVATIVES
 - Derivatives such as futures,                                                      - Each Fund uses derivatives, such as
   options, swaps, and forward foreign     - Hedges that correlate well with           futures, options, swaps, and forward
   currency contracts(1) that are used       underlying positions can reduce or        foreign currency contracts, for hedging
   for hedging the portfolio or specific     eliminate losses at low cost              and for risk management (i.e., to
   securities may not fully offset the     - A Fund could make money and protect       establish or adjust exposure to particular
   underlying positions and this could       against losses if the investment          securities, markets or currencies); risk
   result in losses to a Fund that would     analysis proves correct                   management may include management of the
   not have otherwise occurred             - Derivatives that involve leverage         Fund's exposure relative to its benchmark.
 - Derivatives used for risk                 could generate substantial gains at       Each Fund also uses derivatives to
   management may not have the intended      low cost                                  increase the Funds' income
   effects and may result in losses or                                               - Each Fund only establishes hedges that it
   missed opportunities                                                                expects will be highly correlated with
 - The counterparty to a derivatives                                                   underlying positions
   contract could default

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

 POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 DERIVATIVES (CONTINUED)
 - Derivatives that involve leverage
   could magnify losses
 - Certain types of derivatives involve
   costs to a Fund which can reduce
   returns
 - Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

 ILLIQUID HOLDINGS
 - Each Fund could have difficulty         - These holdings may offer more           - The Funds may not invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth     net assets in illiquid holdings
 - Each Fund could be unable to sell         than comparable widely traded           - To maintain adequate liquidity to meet
   these holdings at the time or price       securities                                redemptions, each Fund may hold high
   it desires                                                                          quality short-term instruments (including
                                                                                       repurchase agreements) and for temporary
                                                                                       or extraordinary purposes, may borrow from
                                                                                       banks up to 33 1/3% of the value of its
                                                                                       total assets

 WHEN-ISSUED AND DELAYED DELIVERY
 SECURITIES
 - When a Fund buys securities before                                                - Each Fund segregates liquid assets to
   issue or for delayed delivery, it       - Each Fund can take advantage of           offset leverage risk
   could be exposed to leverage risk if      attractive transaction opportunities
   it does not segregate liquid assets

 SHORT-TERM TRADING
 - Increased trading could raise each                                                - The Funds generally avoid short-term
   Fund's brokerage and related costs      - Each Fund could realize gains in a        trading, except to take advantage of
 - Increased short-term capital gains        short period of time                      attractive or unexpected opportunities or
   distributions could raise               - Each Fund could protect against           to meet demands generated by shareholder
   shareholders' income tax liability        losses if a stock is overvalued and       activity
                                             its value later falls

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND

                                                                               CLASS A
                                               ----------------------------------------------------------------------
                                                                     YEAR ENDED                             6/30/98*
                                               ------------------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     6.00     $     9.92     $     9.83     $     9.40     $    10.00
---------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                    (0.02)^        (0.05)^        (0.08)          0.01^          0.01
    Net gains or losses on securities
      (both realized and unrealized)                (1.27)         (3.87)          0.17           0.43          (0.61)
                                               ----------     ----------     ----------     ----------     ----------
    Total from investment operations                (1.29)         (3.92)          0.09           0.44          (0.60)
                                               ----------     ----------     ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income               --             --             --           0.01             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $     4.71     $     6.00     $     9.92     $     9.83     $     9.40
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                    (21.50%)       (39.52%)         0.92%          4.67%         (6.00%)~
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)       $        4     $        7     $       20     $       17     $       18
---------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------
    Net expenses                                     1.25%          1.25%          1.25%          1.25%          1.25%
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                    (0.29%)        (0.73%)        (0.69%)         0.07%          0.48%
---------------------------------------------------------------------------------------------------------------------
    Expenses without waivers,
      reimbursements and earnings credits            3.13%          1.84%          1.70%          1.81%          2.05%
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                       (2.17%)        (1.32%)        (1.14%)        (0.49%)        (0.32%)
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               120%           147%           124%           173%            33%~
---------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                               ----------------------------------------------------------------------
                                                                     YEAR ENDED                             6/30/98*
                                               ------------------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     5.89     $     9.79     $     9.77    $     9.38     $    10.00
---------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                    (0.05)^        (0.10)^        (0.12)         (0.05)^          --
    Net gains or losses on securities
      (both realized and unrealized)                (1.25)         (3.80)          0.14          0.44          (0.62)
                                               ----------     ----------     ----------    -----------    -----------
    Total from investment operations                (1.30)         (3.90)          0.02          0.39          (0.62)
                                               ----------     ----------     ----------    -----------    -----------
  Less distributions:
    Dividends from net investment income               --             --             --            --             --
                                               ----------     ----------     ----------    -----------    -----------
Net asset value, end of period                 $     4.59     $     5.89     $     9.79    $     9.77     $     9.38
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                    (22.07%)       (39.84%)         0.20%         4.16%         (6.20%)~
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)       $        6     $       11     $       28    $       22     $       18
---------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------
    Net expenses                                     1.85%          1.85%          1.85%         1.84%          1.85%
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                    (0.90%)        (1.33%)        (1.29%)       (0.51%)        (0.15%)
---------------------------------------------------------------------------------------------------------------------
    Expenses without waivers,
      reimbursements and earnings credits            3.63%          2.32%          2.20%         2.30%          2.54%
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                       (2.68%)        (1.80%)        (1.64%)       (0.97%)        (0.84%)
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               120%           147%           124%          173%            33%~
---------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
  ~ Not annualized.
  ^ Calculated based upon average shares outstanding.
  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                                                               CLASS C
                                               ----------------------------------------------------------------------
                                                                     YEAR ENDED                             6/30/98*
                                               ------------------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     5.89     $     9.79     $     9.76     $     9.38     $    10.00
---------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                    (0.05)^        (0.10)^        (0.14)         (0.05)^           --
    Net gains or losses on securities (both
      realized and unrealized)                      (1.25)         (3.80)          0.17           0.43          (0.62)
                                               ----------     ----------     ----------     ----------     ----------
    Total from investment operations                (1.30)         (3.90)          0.03           0.38          (0.62)
                                               ----------     ----------     ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income               --             --             --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $     4.59     $     5.89     $     9.79     $     9.76     $     9.38
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                    (22.07%)       (39.84%)         0.31%          4.05%         (6.20%)~
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)       $        1     $        3     $        7     $        7     $        4
---------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------
    Net expenses                                     1.85%          1.85%          1.85%          1.84%          1.85%
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                    (0.91%)        (1.33%)        (1.29%)        (0.55%)        (0.14%)
---------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements
      and earnings credits                           3.63%          2.42%          2.20%          2.29%          2.55%
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                       (2.69%)        (1.90%)        (1.64%)        (1.00%)        (0.84%)
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               120%           147%           124%           173%            33%~
---------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.

  ~ Not annualized.
  ^ Calculated based upon average shares outstanding.
  @ Amount rounds to less than one million.
  + Amount is less then $0.005.

  # Short periods have been annualized.

(1) Total return figures do not include the effect of any deferred sales load.

JPMORGAN H&Q TECHNOLOGY FUND

                                                                  CLASS A
                                                 ----------------------------------------
                                                         YEAR ENDED             9/20/00*
                                                 -------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                  10/31/02       10/31/01       10/31/00
-----------------------------------------------------------------------------------------
Net asset value, beginning of period             $     1.80     $     8.17     $    10.00
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                      (0.03)^        (0.06)^           --
    Net gains or losses on securities (both
      realized and unrealized)                        (0.71)         (6.31)         (1.83)
                                                 ----------     ----------     ----------
    Total from investment operations                  (0.74)         (6.37)         (1.83)
                                                 ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income                 --             --             --
                                                 ----------     ----------     ----------
Net asset value, end of period                   $     1.06     $     1.80     $     8.17
-----------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (41.11%)       (77.97%)       (18.30%)~
=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
    Net assets, end of period (millions)         $        2     $        4     $        6
-----------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------
    Net expenses                                       1.85%          1.85%          1.83%
-----------------------------------------------------------------------------------------
    Net investment income (loss)                      (1.83%)        (1.70%)        (0.71%)
-----------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements
      and earnings credits                             6.87%          3.68%          3.22%
-----------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                         (6.85%)        (3.53%)        (2.10%)
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 115%            69%             0%~
-----------------------------------------------------------------------------------------

                                                                  CLASS B
                                                 ----------------------------------------
                                                         YEAR ENDED             9/20/00*
                                                 -------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                  10/31/02       10/31/01       10/31/00
-----------------------------------------------------------------------------------------
Net asset value, beginning of period             $     1.79     $     8.16     $    10.00
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                      (0.04)^        (0.08)^        (0.01)
    Net gains or losses on securities (both
      realized and unrealized)                        (0.70)         (6.29)         (1.83)
                                                 ----------     ----------     ----------
    Total from investment operations                  (0.74)         (6.37)         (1.84)
                                                 ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income                 --             --             --
                                                 ----------     ----------     ----------
Net asset value, end of period                   $     1.05     $     1.79     $     8.16
-----------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (41.34%)       (78.06%)       (18.40%)~
=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
    Net assets, end of period (millions)         $        1     $        2     $        5
-----------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------
    Net expenses                                       2.35%          2.36%          2.33%
-----------------------------------------------------------------------------------------
    Net investment income (loss)                      (2.32%)        (2.19%)        (1.21%)
-----------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements
      and earnings credits                             7.55%          4.17%          3.72%
-----------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                         (7.52%)        (4.00%)        (2.60%)
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 115%            69%           0~%
-----------------------------------------------------------------------------------------

                                                                  CLASS C
                                                 ----------------------------------------
                                                         YEAR ENDED             9/20/00*
                                                 -------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                  10/31/02       10/31/01       10/31/00
-----------------------------------------------------------------------------------------
Net asset value, beginning of period             $     1.79     $     8.17     $    10.00
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                      (0.04)^        (0.08)^        (0.01)
    Net gains or losses on securities (both
      realized and unrealized)                        (0.70)         (6.30)         (1.82)
                                                 ----------     ----------     ----------
    Total from investment operations                  (0.74)         (6.38)         (1.83)
                                                 ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income                 --             --             --
                                                 ----------     ----------     ----------
Net asset value, end of period                   $     1.05     $     1.79     $     8.17
-----------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (41.34%)       (78.09%)       (18.30%)~
=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
    Net assets, end of period (millions)         $       --@    $       --@    $        1
-----------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------
    Net expenses                                       2.35%          2.36%          2.34%
-----------------------------------------------------------------------------------------
    Net investment income (loss)                      (2.32%)        (2.20%)        (1.22%)
-----------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements
      and earnings credits                             7.58%          4.16%          3.73%
-----------------------------------------------------------------------------------------
    Net investment income (loss) without
      waivers, reimbursements and earnings
      credits                                         (7.55%)        (4.00%)        (2.61%)
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 115%            69%             0%~
-----------------------------------------------------------------------------------------

   * Commencement of operations.
   ~ Not annualized.
   ^ Calculated based upon average shares outstanding.
   @ Amount rounds to less than one million.
 (1) Total return figures do not include the effect of any front-end or deferred sales load.
   # Short periods have been annualized.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

             THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS.

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

           The Funds' Investment Company Act File Nos. are as follows:

             JPMorgan Focus Fund                            811-5151

             JPMorgan H&Q Technology Fund                   811-5151

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003
                                                                  PR-SPECABC-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN SPECIALTY FUNDS

SELECT CLASS SHARES

FOCUS FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Focus Fund                                              1

The Fund's Management and Administration                7

How Your Account Works                                  8

  Buying Fund Shares                                    8

  Selling Fund Shares                                   9

  Exchanging Fund Shares                                9

  Other Information Concerning the Funds               10

  Distributions and Taxes                              10

Risk and Reward Elements                               12

Financial Highlights                                   16

How to Reach Us                                Back cover

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 12-15.

THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in about 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best companies and adjusts the Fund's holdings as needed. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999          14.07%

2000         -25.46%

2001         -22.14%

2002         -30.24%

BEST QUARTER 4th quarter,    1999      24.57%
WORST QUARTER 1st quarter,   2001     -23.89%

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002(1),(2)

                                                                       1 YEAR       LIFE OF FUND
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                             -30.24          -15.57
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS             -30.24          -15.58
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                              -18.57          -11.62
------------------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)(3)                                                         -22.10           -4.19
------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO DEDUCTION
  FOR TAXES)(3)                                                        -21.25           -4.42
------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 6/30/98.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                                             0.40

DISTRIBUTION (RULE 12b-1) FEES                                                              NONE

SHAREHOLDER SERVICE FEES                                                                    0.25

OTHER EXPENSES(1)                                                                          84.81
------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                            85.46

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                                   (84.46)
------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                             1.00
------------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses at 1.00% through 2/28/04, and 2.00% thereafter through 2/28/13.

This example is for comparison only; the actual return of Select Class Shares and your actual cost may be higher or lower.

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------
YOUR COST($)
(WITH OR WITHOUT REDEMPTION)                         102       531        985        2,247

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and is responsible for the overall investment decisions for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                         FISCAL
 FUND                                    YEAR END     %
----------------------------------------------------------
FOCUS FUND                                 10/31    NONE

PORTFOLIO MANAGERS

The portfolio management team is led by Paul A Quinsee, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Quinsee has worked as a portfolio manager with JPMFAM (USA) or one of its affiliates since 1992. Mr. Piccard has been at JPMFAM (USA) or one of its affiliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund class owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. When fair value is used, the prices of securities used by the Fund to calculate its Class' NAV may differ from quoted or published prices for the same securities.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transactions is received together with a completed application or other instructions in proper form.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund
Shares-General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a survivng joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to sell Fund shares. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------   --------------------------------------   ---------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- The Fund's share price and performance      - Investment risks tend to be higher     - Under normal circumstances the Fund plans
  will fluctuate in response to stock           in emerging markets. These markets       to remain fully invested in accordance with
  market movements                              also present higher liquidity and        its policies. Equity investments may
- The Fund could lose money because of          valuation risks                          include common stocks, convertible
  foreign government actions, political       - Stocks have generally outperformed       securities, preferred stocks, depositary
  instability, or lack of adequate and/or       more stable investments (such as         receipts (such as ADRs and EDRs), trust or
  accurate information                          bonds and cash equivalents) over the     partnership interests, warrants, rights,
- Investment risks tend to be higher in         long term                                and investment company securities
  emerging markets. These markets also        - Foreign investments, which represent   - During severe market downturns, the Fund
  present higher liquidity and valuation        a major portion of the world's           has the option of investing up to 100% of
  risks                                         securities, offer attractive             assets in high quality short-term
- The Fund is non-diversified which means       potential performance and                instruments
  that a relatively high percentage of the      opportunities for diversification
  Fund's assets may be invested in a          - Emerging markets can offer higher
  limited number of issuers; therefore, its     returns
  performance may be more vulnerable to       - These same stocks could outperform
  changes in the market value of a single       the general market and provide
  issuer or a group of issuers.                 greater returns than more
- The Fund invests in a relatively small        diversified funds
  number of stocks. If these stocks
  underperform the general market, the Fund
  could underperform more diversified funds
- Adverse market conditions may from time
  to time cause the Fund to take temporary
  defensive positions that are inconsistent
  with its principal investment strategies
  and may hinder the Fund from achieving
  its investment objective.

POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------   --------------------------------------   ---------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its benchmark   - The Fund could outperform its          - The adviser focuses its active management
  due to its securities and asset               benchmark due to these same choices      on securities selection, the area where it
  allocation choices                                                                     believes its commitment to research can
                                                                                         most enhance returns
SECURITIES LENDING
- When the Fund lends a security, there is    - The Fund may enhance income through    - The adviser maintains a list of approved
  a risk that the loaned securities may not     the investment of the collateral         borrowers
  be returned if the borrower defaults          received from the borrower             - The Fund receives collateral equal to at
- The collateral will be subject to the                                                  least 100% of the current value of
  risks of the securities in which it is                                                 securities loaned plus accrued interest
  invested                                                                             - The lending agents indemnify the Fund
                                                                                         against borrower default
                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize losses
                                                                                       - Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------   --------------------------------------   -------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with        - The Fund uses derivatives, such as futures,
  swaps, and forward foreign currency           underlying positions can reduce or       options, swaps, and forward foreign
  contracts1 that are used for hedging the      eliminate losses at low cost             currency contracts, for hedging and for
  portfolio or specific securities may not    - The Fund could make money and            risk management (i.e., to establish or
  fully offset the underlying positions and     protect against losses if the            adjust exposure to particular securities,
  this could result in losses to the Fund       investment analysis proves correct       markets or currencies). The Fund also uses
  that would not have otherwise occurred      - Derivatives that involve leverage        derivatives to increase the Fund's income
- Derivatives used for risk management may      could generate substantial gains at    - The Fund only establishes hedges that it
  not have the intended effects and may         low cost                                 expects will be highly correlated with
  result in losses or missed opportunities                                               underlying positions
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized
  by the Fund, accelerate recognition of
  income to the Fund, affect the holding
  period of the Fund's assets and defer
  recognition of certain of the Fund's
  losses

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing      - These holdings may offer more          - The Fund may not invest more than 15% of
  these holdings precisely                      attractive yields or potential           net assets in illiquid holdings
- The Fund could be unable to sell these        growth than comparable widely traded   - To maintain adequate liquidity to meet
  holdings at the time or price it desires      securities                               redemptions, the Fund may hold high quality
                                                                                         short-term instruments (including
                                                                                         repurchase agreements and reverse
                                                                                         repurchase agreements) and for temporary or
                                                                                         extraordinary purposes, may borrow from
                                                                                         banks up to 33 1/3% of the value of its
                                                                                         total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------   --------------------------------------   -------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before        - The Fund can take advantage of         - The Fund uses segregated accounts to offset
  issue or for delayed delivery, it could       attractive transaction opportunities     leverage risk
  be exposed to leverage risk if it does
  not use segregated accounts

SHORT-TERM TRADING
- Increased trading could raise the Fund's    - The Fund could realize gains in a      - The Fund generally avoids short-term
  brokerage and related costs                   short period of time                     trading, except to take advantage of the
- Increased short-term capital gains          - The Fund could protect against           attractive or unexpected opportunities or
  distributions could raise shareholders'       losses if a stock is overvalued and      to meet demands generated by shareholder
  income tax liability                          its value later falls                    activity

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN FOCUS FUND

                                                                                           SELECT CLASS**
                                                            --------------------------------------------------------------------
                                                                                      YEAR ENDED                        6/30/98*
                                                            ---------------------------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE:                            10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   6.06     $      9.98     $     9.86     $     9.40     $   10.00
--------------------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
   Net Investment Income (loss)                                   --^+         (0.04)^        (0.03)          0.03^         0.02
   Net Gains or Losses on Securities (both realized and
      unrealized)                                              (1.31)          (3.88)          0.15           0.45         (0.62)
   Total from Investment Operations                            (1.31)          (3.92)          0.12           0.48         (0.60)
  Less distributions:
   Dividends from Net Investment Income                           --              --             --           0.02            --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $   4.75     $      6.06     $     9.98     $     9.86     $    9.40
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (21.62)%        (39.28)%         1.22%          5.05%        (6.00)%~
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (millions)                     $     --@    $        --@    $       --@    $       --@    $      --@
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                 1.00%           1.00%          1.00%          1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (loss)                                 0.07%          (0.51)%        (0.44)%         0.33%         0.78%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses Without Waivers, Reimbursements and
     Earnings Credits                                          85.46%!      2,420.01%!     1,500.37%!     1,007.71%!        1.80%
--------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (loss) Without Waivers,
     Reimbursements and Earnings Credits                      (84.39)%!    (2,419.52)%!   (1,499.81)%!   (1,006.38)%!      (0.02)%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          120%            147%           124%           173%           33%~
--------------------------------------------------------------------------------------------------------------------------------

** Institutional Shares were renamed Select Shares on September 10, 2001.
 * Commencement of operations.
 ^ Calculated based upon average shares outstanding.
 + Amount is less than $0.005.

 ~ Not annualized.
 @ Amount rounds to less than one million.
 # Short periods have been annualized.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       This page intentionally left blank.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

             THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
e-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File No. is 811-5151.

          (C)J.P. Morgan Chase &Co. All Rights Reserved. February 2003

                                                                      PR-FFS-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN TAX AWARE FUNDS

CLASS A, CLASS B AND CLASS C SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE ENHANCED INCOME FUND (CLASS A)

TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Tax Aware International Opportunities Fund                   1

Tax Aware Enhanced Income Fund                                       8

Tax Aware U.S. Equity Fund                                          14

Tax Aware Investing                                                 21

The Funds' Management and Administration                            22

How Your Account Works                                              24

  Know Which Classes to Buy                                         24

  About Sales Charges                                               24

  Total Sales Charges                                               24

  Buying Fund Shares                                                26

  Selling Fund Shares                                               27

  Exchanging Fund Shares                                            28

  Other Information Concerning the Funds                            29

  Distributions and Taxes                                           29

Shareholder Services                                                31

Income Investments                                                  32

Risk and Reward Elements                                            34

Financial Highlights                                                38

How to Reach Us                                             Back cover

     JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-37.

THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities index interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instab-ility. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index and MSCI All Country World Index Free (Ex-U.S.), broad-based market indexes, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (Ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)


2002                             -16.86%

BEST QUARTER 4TH QUARTER, 2002    6.39%
WORST QUARTER 3RD QUARTER, 2002  -19.78%

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)

                                                         PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                      -21.64         -20.16
-----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS                                            -21.86         -20.31
-----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES                    -13.21         -15.92
-----------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                      -21.35         -19.63
-----------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                      -18.15         -17.71
-----------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)(3)                                -15.94         -18.20
-----------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
TAXES)(3)                                                  -14.67         -16.49
-----------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX(3) (REFLECTS
  NO DEDUCTION FOR TAXES)                                  -13.84         -15.62
-----------------------------------------------------------------------------------


The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 4/30/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                                5.75%            NONE             NONE
-------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD) SHOWN AS LOWER OF ORIGINAL
PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE             5.00%            1.00%
-------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                            0.85             0.85             0.85
DISTRIBUTION (RULE 12b-1) FEES                             0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                   0.25             0.25             0.25
OTHER EXPENSES(1)                                          1.02             0.99             0.99
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            2.37             2.84             2.84
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.57)           (0.54)           (0.54)
-------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                            1.80             2.30             2.30
-------------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.80%, 2.30% AND 2.30%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------
CLASS A SHARES* ($)                  747     1,221     1,719      3,085
------------------------------------------------------------------------
CLASS B SHARES** ($)                 733     1,129     1,651      3,016***
------------------------------------------------------------------------
CLASS C SHARES** ($)                 333       829     1,451      3,128
------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------
CLASS B SHARES ($)                   233       829     1,451      3,016***
------------------------------------------------------------------------
CLASS C SHARES ($)                   233       829     1,451      3,128
------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-37.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund may use interest rate swaps, futures contracts and options to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments, and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000                               4.91%
2001                               4.41%
2002                               1.65%

BEST QUARTER 4TH QUARTER, 2000     1.67%
WORST QUARTER 3RD QUARTER, 2002   0.19%

* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 11/30/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 2002 ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. RETURNS FOR 2002 IN THE BAR CHART REFLECT THE PERFORMANCE OF THE CLASS A SHARES.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2)

                                                        PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                          0.16           3.10
----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS                                               -0.05           2.83
----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES                        0.52           2.86
----------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)       1.78           4.29
----------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE
  INVESTMENT GRADE FUNDS INDEX (REFLECTS NO
  DEDUCTION FOR TAXES)(3)                                      7.14           6.61
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 4/16/99.
(3) PERFORMANCE FOR THE INDEXES IS FROM 4/30/99. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    1.50%
-------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE
-------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

MANAGEMENT FEES                                                      0.25
DISTRIBUTION (RULE 12b-1) FEES                                       0.25
SHAREHOLDER SERVICE FEES                                             0.25
OTHER EXPENSES(1)                                                    0.31
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (0.31)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.75
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                      1 YEAR    3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------------
YOUR COST* ($)
  (with or without redemption)          225       452      696       1,397
---------------------------------------------------------------------------

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

     JPMORGAN TAX AWARE U.S. Equity Fund

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-37.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and for the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997                              30.32%
1998                              31.18%
1999                              18.31%
2000                              -5.15%
2001                             -10.67%
2002                             -23.83%

BEST QUARTER 4TH QUARTER, 1998    21.64%
WORST QUARTER 3RD QUARTER, 2002  -16.65%

* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C SHARES WERE LAUNCHED ON 4/16/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 2002 ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. RETURNS FOR 2002 IN THE BAR CHART REFLECT THE PERFORMANCE OF THE CLASS A SHARES.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2)

                                             PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES             -28.21          -1.12           3.71
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                     -28.36          -1.33           3.48
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES             -17.31          -0.97           2.92
--------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES             -28.04          -0.61           4.49
--------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES             -25.08          -0.25           4.46
--------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)(3)                   -22.10          -0.59           4.40
--------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(3)              -21.25          -0.75           3.72
--------------------------------------------------------------------------------------


The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 12/18/96.
(3) PERFORMANCE FOR THE INDEXES IS FROM 12/31/96. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                        5.75%            NONE             NONE
-----------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                       NONE             5.00%            1.00%
-----------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                       0.45             0.45             0.45
DISTRIBUTION (RULE 12b-1) FEES                        0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                              0.25             0.25             0.25
OTHER EXPENSES(1)                                     0.93             0.94             0.93
--------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                       1.88             2.39             2.38
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)              (0.78)           (0.79)           (0.78)
--------------------------------------------------------------------------------------------
NET EXPENSES(2)                                       1.10             1.60             1.60
--------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10%, 1.60% AND 1.60% RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                  2 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES*($)                   681       985     1,392      2,525
--------------------------------------------------------------------------
CLASS B SHARES**($)                  663       890     1,328      2,473***
--------------------------------------------------------------------------
CLASS C SHARES**($)                  263       589     1,125      2,593
--------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS B SHARES($)                    163       590     1,128      2,473***
--------------------------------------------------------------------------
CLASS C SHARES($)                    163       589     1,125      2,593
--------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware International Opportunities Fund and Tax Aware U.S. Equity
Fund:

- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and


- in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund-- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. J.P. Morgan Series Trust and Mutual Fund Select Group (Trusts) are governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Funds paid the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:

                               FISCAL
FUND                           YEAR END         %
-------------------------------------------------
FLEMING TAX AWARE
INTERNATIONAL OPPORTUNITIES
FUND                           10/31/02      0.70
-------------------------------------------------
TAX AWARE ENHANCED
INCOME FUND                    10/31/02      0.19
-------------------------------------------------
TAX AWARE U.S.
EQUITY FUND                    10/31/02      0.45
-------------------------------------------------

THE PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net daily assets over $25 billion.

The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, B, or C Shares held by investors serviced by the shareholder servicing agent.

Each of the adviser and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all the Funds and Class B and Class C Shares of Funds, except the Tax Aware Enhanced Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

The following chart shows the sales charge for all the Funds except Tax Aware Enhanced Income Fund:

TOTAL SALES CHARGES

                                     AS % OF     AS %
                                     OFFERING    OF NET
AMOUNT OF                            PRICE       AMOUNT
INVESTMENT                           PER SHARE   INVESTED
---------------------------------------------------------
LESS THAN $100,000                   5.75        6.10
---------------------------------------------------------
$100,000 BUT UNDER $250,000          3.75        3.90
---------------------------------------------------------
$250,000 BUT UNDER $500,000          2.50        2.56
---------------------------------------------------------
$500,000 BUT UNDER $1 MILLION        2.00        2.04
---------------------------------------------------------

There is no sales charge for investments of $1 million or more in the Funds.

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund.

                                     AS % OF     AS %
                                     OFFERING    OF NET
AMOUNT OF                            PRICE       AMOUNT
INVESTMENT                           PER SHARE   INVESTED
---------------------------------------------------------
LESS THAN $100,000                   1.50        1.52
---------------------------------------------------------
$100,000 BUT UNDER $250,000          1.00        1.00
---------------------------------------------------------
$250,000 BUT UNDER $500,000          0.50        0.50
---------------------------------------------------------
$500,000 BUT UNDER $1 MILLION        0.25        0.25
---------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
---------------------------------------
1             5%
---------------------------------------
2             4%
---------------------------------------
3             3%
---------------------------------------
4             3%
---------------------------------------
5             2%
---------------------------------------
6             1%
---------------------------------------
7          NONE
---------------------------------------
8          NONE
---------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you do not want to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF                   INITIAL      ADDITIONAL
ACCOUNT                   INVESTMENT   INVESTMENTS
---------------------------------------------------
REGULAR ACCOUNT           $ 2,500      $ 100
---------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)        $ 1,000      $ 100
---------------------------------------------------
IRAs                      $ 1,000      $ 100
---------------------------------------------------
SEP-IRAs                  $ 1,000      $ 100
---------------------------------------------------
EDUCATION IRAs            $   500      $  100
---------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleaed. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the applicable Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Tax Aware U.S. Equity Fund typically declares and pays ordinary income dividends four times a year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

     SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

INCOME INVESTMENTS -- TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

/X/  Typically invests in
/ /  Permitted, but no intention to use currently

                                                                                                                  TAX AWARE ENHANCED
                                              PRINCIPAL TYPES OF RISK                                             INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from                     credit, interest rate, market,          /X/
specific assets, such as auto or credit card receivables.                          prepayment
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers'    credit, currency, liquidity, political  /X/(1)
acceptances of domestic and foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks    credit, currency, interest rate,        /X/(1)
or corporations. These securities are usually discounted and may be rated by S&P   liquidity, market, political
or Moody's or another nationally recognized statistical rating organized.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be            credit, currency, interest rate,        / /(1)
converted into equity securities at a future time and price.                       liquidity, market, political, valuation
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS Debt securities of domestic and foreign industrial, utility,       credit, currency, interest rate,        /X/(1)
banking, and other financial institutions.                                         liquidity, market, political valuation
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien   credit, environmental, extension,       / /
on property as security for the loan payment.                                      interest rate, liquidity, market,
                                                                                   natural event, political, prepayment,
                                                                                   valuation
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes,   credit, currency, extension, interest   /X/(1)
Freddie Macs, Fannie Maes) which represent interests in pools of mortgages,        rate, leverage, market, political,
whereby the principal and interest paid every month is passed through to the       prepayment
holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed             credit, currency, extension, interest   /X/(1)(2)
securities with the promise to purchase similar securities at a later date.        rate, leverage, liquidity, market,
Segregated accounts are used to offset leverage risk.                              political, prepayment
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar   credit, currency, extension, interest   / /
securities or obligations.                                                         rate, liquidity, political, prepayment
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an         credit, interest rate, liquidity,       / /
institutional investor.                                                            market, valuation
------------------------------------------------------------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that         credit, environmental, interest rate,   / /
invest in real estate or are secured by real estate.                               liquidity, market, natural event,
                                                                                   prepayment, valuation
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security     credit                                  / /
and resell it to the seller on a particular date and at a specific price.
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and      credit, leverage                        / /(2)
agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or    credit, currency, interest rate,        / /(1)
non-dollar- denominated securities issued by foreign governments or                market, political
supranational organizations. Brady bonds are issued in connection with debt restructurings.
------------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a party agrees to exchange periodic payments   credit, currency, interest rate,        / /
with a counterparty. Segregated accounts are used to offset leverage risk.         leverage, market, political
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general            credit, interest rate, market, natural  /X/
obligation and revenue bonds, whose interest is exempt from federal taxation and   event, political
state and/or local taxes in the state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds)     interest rate                           /X/
guaranteed by the U.S. government for the timely payment of principal and interest.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign     credit, currency, interest rate,        / /(1)
securities offering non-cash or delayed-cash payment. Their prices are typically   liquidity, market, political, valuation
more volatile than those of some other debt instruments and involve certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

                                      32/33

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark    - A Fund could outperform its benchmark    - The adviser focuses its active
  due to its securities and asset              due to these same choices                  management on securities selection, the
  allocation choices                                                                      area where it believes its commitment to
                                                                                          research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
- The Fund's share price and performance     - Stocks have generally outperformed       - Under normal circumstances, the Fund
  will fluctuate in response to stock          more stable investments (such as bonds     plans to remain fully invested in
  market movements                             and cash equivalents) over the long        accordance with its policies. Equity
                                               term                                       investments may include common stocks,
- The Fund could lose money because of       - Foreign investments, which represent a     convertible securities, preferred
  foreign government actions, political        major portion of the world's               stocks, depositary receipts (such as
  instability, or lack of adequate and/or      securities, offer attractive potential     ADRs and EDRs), trust or partnership
  accurate information                         performance and opportunities for          interests, warrants, rights, and
                                               diversification                            investment company securities
- Investment risks tend to be higher in      - Emerging markets can offer higher        - The Fund seeks to limit risk and enhance
  emerging markets. These markets also         returns                                    performance through active management
  present higher liquidity and valuation                                                  and diversification
  risks                                                                                 - During severe market downturns, the Fund
- Adverse market conditions may from time                                                 has the option of investing up to 100%
  to time cause the Fund to take temporary                                                of assets in investment-grade short-term
  defensive positions that are                                                            instruments
  inconsistent with its principal
  investment strategies and may hinder the
  Fund from achieving its investment
  objective
------------------------------------------------------------------------------------------------------------------------------------
TAX AWARE U.S. EQUITY FUND
- The Fund's share price and performance     - Stocks have generally outperformed more  - Under normal circumstances the Fund
  will fluctuate in response to stock          stable investments (such as bonds and      plans to remain fully invested in
  market movements                             cash equivalents) over the long term       accordance with their policies. Equity
- Adverse market conditions may from time                                                 investments may include common stocks,
  to time cause the Fund to take temporary                                                convertible securities, preferred
  defensive positions that are inconsistent                                               stocks, depositary receipts (such as
  with its principal investment strategies                                                ADRs and EDRs) trust or partnership
  and may hinder the Fund from achieving                                                  interests, warrants, rights, and
  its investment objective                                                                investment company securities
                                                                                        - The Fund seeks to limit risk through
                                                                                          active management and diversification
                                                                                        - During severe market downturns, the
                                                                                          Funds have the option of investing up to
                                                                                          100% of assets in high quality
                                                                                          short-term instruments
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
TAX AWARE ENHANCED INCOME FUND
- The Fund's share price, yield, and total   - Bonds have generally outperformed        - Under normal circumstances the Fund
  return will fluctuate in response to         money market investments over the long     plans to remain fully invested in bonds
  bond market movements                        term, with less risk than stocks           and other fixed income securities
- The value of most bonds will fall when     - Most bonds will rise in value when       - The Fund seeks to limit risk and enhance
  nterest rates rise; the longer a bond's      interest rates fall                        after tax yields through careful
  maturity and the lower its credit          - Mortgage-backed and asset-backed           management, sector allocation,
  quality, the more its value typically        securities can offer attractive            individual securities selection, and
  falls                                        returns                                    duration management
- Adverse market conditions may from time                                               - During severe market downturns, the Fund
  to time cause the Fund to take temporary                                                has the option of investing up to 100%
  defensive positions that are                                                            of assets in high quality short-term
  inconsistent with its principal                                                         instruments
  investment strategies and may hinder the                                              - The adviser monitors interest rate
  Fund from achieving its investment                                                      trends, as well as geographic and
  objective                                                                               demographic information related to
- Mortgage-backed and asset-backed                                                        mortgage-backed securities and mortgage
  securities (securities representing an                                                  prepayments
  interest in, or secured by, a pool of
  mortgages or other assets such as
  receivables) could generate capital
  losses or periods of low yields if they
  are paid off substantially earlier or
  later than anticipated
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements could     - Favorable exchange rate movements        - The Funds actively manage the currency
  reduce gains or create losses                could generate gains or reduce losses      exposure of its foreign investments and
- Currency risks tend to be higher in                                                     may hedge a portion of its foreign
  emerging markets                                                                        currency exposure into the U.S. dollar
                                                                                          or other currencies which the adviser
                                                                                          deems more attractive (see also
                                                                                          "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security, there is a   - A Fund may enhance income through the    - The adviser maintains a list of approved
  risk that the loaned securities may not      investment of the collateral received      borrowers
  be returned if the borrower defaults         from the borrower                        - A Fund receives collateral equal to at
- The collateral will be subject to the                                                   least 100% of the current value of
  risks of the securities in which it is                                                  securities loaned plus accrued interest
  invested                                                                              - The lending agents indemnify a Fund
                                                                                          against borrower default
                                                                                        - The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment to
                                                                                          minimize losses
                                                                                        - Upon recall, the borrower must return
                                                                                          the securities loaned within the normal
                                                                                          settlement period
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with          - The Funds use derivatives for hedging
  swaps and forward foreign currency           underlying positions can reduce or         and tax and risk management purposes
  contracts(1) that are used for hedging       eliminate losses at low cost               (i.e., to establish or adjust exposure
  the portfolio or specific securities may   - A Fund could make money and protect        to particular securities, markets or
  not fully offset the underlying              against losses if the investment           currencies)
  positions and this could result in           analysis proves correct                  - The Funds only establish hedges that
  losses to a Fund that would not have       - Derivatives that involve leverage          they expect will be highly correlated
  otherwise occurred                           could generate substantial gains at        with underlying positions
- Derivatives used for risk management may     low cost                                 - While the Funds may use derivatives that
  not have the intended effects and may                                                   incidentally involve leverage, they do
  result in losses or missed opportunities                                                not use them for the specific purpose of
- The counterparty to a derivatives                                                       leveraging their portfolios
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty valuing       - These holdings may offer more            - No Fund may invest more than 15% of its
  these holdings precisely v A Fund could      attractive yields or potential growth      net assets in illiquid holdings
  be unable to sell these holdings at the      than comparable widely traded
  time or price it desires                     securities                               - To maintain adequate liquidity, each
                                                                                          Fund may hold high quality short-term
                                                                                          instruments and may borrow (including
                                                                                          repurchase agreements and reverse
                                                                                          repurchase agreements) from banks up to
                                                                                          33 1/3% of the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before issue   - A Fund can take advantage of             - Each Fund segregates liquid assets to
  or for delayed delivery, it could be         attractive transaction opportunities       offset leverage risk
  exposed to leverage risk if it does not
  segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a Fund's     - A Fund could realize gains in a short    - The Funds will generally avoid
  brokerage and related costs                  period of time                             short-term trading, except to take
- Increased short-term capital gains         - A Fund could protect against losses if     advantage of attractive or unexpected
  distributions could raise shareholders'      a stock is overvalued and its value        opportunities or to meet demands
  income tax liability                         later falls                                generated by shareholder activity
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY - TAX AWARE ENHANCED
INCOME FUND
- The default of an issuer would leave the   - Investment-grade bonds have a lower      - The Fund maintains its own policies for
  Fund with unpaid interest or principal       risk of default                            balancing credit quality against
                                                                                          potential yields and gains in light of
                                                                                          its investment goals
                                                                                        - The adviser develops its own ratings of
                                                                                          unrated securities and makes a credit
                                                                                          quality determination for unrated
                                                                                          securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS - TAX AWARE U.S.
EQUITY FUNDS
- Currency exchange rate movements could     - Favorable exchange rate movements        - The Fund anticipates that its total
  reduce gains or create losses                could generate gains or reduce losses      foreign investments will not exceed 20%
- The Fund could lose money because of       - Foreign investments, which represent a     of total assets
  foreign government actions, political        major portion of the world's
  instability, or lack of adequate and         securities, offer attractive potential   - The Fund actively manages the currency
  accurate information                         performance and opportunities for          exposure of its foreign investments
                                               diversification                            relative to its benchmark, and may hedge
                                                                                          back into the U.S. dollar from time to
                                                                                          time (see also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS - TAX AWARE
ENHANCED INCOME FUND
- The Fund could lose money because of       - Foreign bonds, which represent a major   - Foreign bonds may be a significant
  foreign government actions, political        portion of the world's fixed income        investment (up to 25% of total assets)
  instability, or lack of adequate and         securities, offer attractive potential     for the Fund
  accurate information                         performance and opportunities for        - To the extent that the Fund invests in
- Currency exchange rate movements could       diversification                            foreign bonds, it will hedge its
  reduce gains or create losses              - Favorable exchange rate movements          currency exposure into the U.S. dollar
                                               could generate gains or reduce losses      (see also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                           CLASS A                 CLASS B                    CLASS C
                                                     -------------------     --------------------     --------------------
                                                       YEAR     4/30/01*       YEAR       4/30/01*      YEAR      4/30/01*
                                                       ENDED    THROUGH       ENDED       THROUGH      ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                     10/31/02   10/31/01     10/31/02    10/31/01     10/31/02   10/31/01
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  12.38   $  15.00     $  12.35    $  15.00     $  12.35   $   15.00
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                           0.06       0.08^       (0.03)       0.01^        0.03       (0.02)^
  Net gains or losses on securities (both realized
   and unrealized)                                      (1.53)     (2.70)       (1.48)      (2.66)       (1.55)      (2.63)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                      (1.47)     (2.62)       (1.51)      (2.65)       (1.52)      (2.65)
--------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                  0.01         --           --          --           --          --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  10.90   $  12.38     $  10.84    $  12.35     $  10.83   $   12.35
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                      (11.85%)    (17.47%)(b)  (12.23%)    (17.67%)(b)  (12.31%)    (17.67%)(b)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)              $      7   $      4     $     --@   $     --@    $     --@  $      --@
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                          1.80%      1.80%        2.30%       2.29%        2.30%       2.28%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                          0.40%      0.29%       (0.27%)     (0.20%)       0.18%      (0.19%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
    and earnings credits                                 2.37%       5.48%+      2.84%      20.63%+       2.84%      37.67%+
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
    reimbursements and earnings credits                 (0.17%)    (3.39%)+     (0.81%)     (18.54%)+    (0.36%)    (35.58%)+
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     97%       43%(b)        97%         43%(b)       97%     43%(b)
--------------------------------------------------------------------------------------------------------------------------

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized.
@   Amount rounds to less than one million.
#   Short periods have been annualized.
+ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN TAX AWARE ENHANCED INCOME FUND


                                                                                                       CLASS A
                                                                                                      ---------
                                                                                                      11/30/01*
                                                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                      10/31/02
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                  $   10.10
---------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                                                            0.16
   Net gains or losses on securities (both realized and  unrealized)                                      (0.01)
---------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                        0.15
---------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                                                                    0.16
   Distributions from capital gains                                                                        0.01
---------------------------------------------------------------------------------------------------------------
   Total distributions                                                                                     0.17
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                        $   10.08
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                           1.42%(b)
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                                               $      19
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                            0.75%
---------------------------------------------------------------------------------------------------------------
   Net investment income                                                                                   1.55%
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                                           1.06%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
    earnings credits credits                                                                               1.23%
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                     186%
---------------------------------------------------------------------------------------------------------------

*   Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end sales load.

#   Short periods have been annualized.
(b) Not annualized.

JPMORGAN TAX AWARE U.S.EQUITY FUND


                                                           CLASS A                 CLASS B                    CLASS C
                                                     -------------------     --------------------     --------------------
                                                       YEAR     4/16/01*       YEAR       4/16/01*      YEAR      4/16/01*
                                                       ENDED    THROUGH       ENDED       THROUGH      ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                     10/31/02   10/31/01     10/31/02    10/31/01     10/31/02   10/31/01
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  15.58   $  16.88     $  15.47    $  16.88     $  15.45   $   16.88
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                          0.10       0.03^        0.03       (0.03)^       0.04       (0.02)^
   Net gains or losses on securities (both realized
   and unrealized)                                      (2.71)     (1.27)       (2.71)      (1.33)       (2.71)      (1.35)
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                     (2.61)     (1.24)       (2.68)      (1.36)       (2.67)      (1.37)
--------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                  0.11       0.06         0.03        0.05         0.04        0.06
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  12.86   $  15.58     $  12.76    $  15.47     $  12.74   $   15.45
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                      (16.89%)     (7.38%)(b)  (17.35%)     (8.09%)(b)  (17.35%)     (8.16%)(b)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)              $      5   $      1     $      3    $      1     $     --@  $      --@
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                          1.10%      1.04%        1.60%       1.60%        1.60%       1.57%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income                                 0.52%      0.33%        0.00%^^   (0.35%)        0.00%^^    (0.17%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits                                    1.88%      8.73%+       2.39%       7.71%+       2.38%      23.55%+
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                (0.26%)    (7.36%)+     (0.79%)     (6.46%)+     (0.78%)    (22.15%)+
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    27%       22%(b)        27%        22%(b)        27%         22%(b)
--------------------------------------------------------------------------------------------------------------------------


*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized
@   Amount rounds to less than one million.
#   Short periods have been annualized.
^^  Amount rounds to less than .005%.
+ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose nonpublic personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by the United States or applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. for each Fund are:

Fleming Tax Aware International Opportunities Fund    811-05151
Tax Aware Enhanced Income Fund                        811-07795
Tax Aware U.S. Equity Fund                            811-07795

          (C) J.P. Morgan Chase &Co. All Rights Reserved. February 2003

                                                                    PR-TAABC-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN TAX AWARE FUNDS

INSTITUTIONAL CLASS SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE SHORT-INTERMEDIATE INCOME FUND

TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Tax Aware International Opportunities Fund                1

Tax Aware Disciplined Equity Fund                                 7

Tax Aware Enhanced Income Fund                                   12

Tax Aware Short-Intermediate Income Fund                         18

Tax Aware U.S. Equity Fund                                       23

Tax Aware Investing                                              27

The Funds' Management and Administration                         28

How Your Account Works                                           30

   Buying Fund Shares                                            30

   Selling Fund Shares                                           31

   Other Information Concerning the Funds                        32

   Distributions and Taxes                                       32

Income Investments                                               34

Risk and Reward Elements                                         36

Financial Highlights                                             40

How to Reach Us                                          Back cover

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-39.

THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities index interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     -   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     -   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     -   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index and MSCI All Country World Index Free (Ex-U.S.), broad-based market indexes, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (Ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002        -16.11%

BEST QUARTER 4th quarter, 2002            6.64%

WORST QUARTER 3rd quarter, 2002         -19.63%

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)

                                                        PAST 1 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES      -16.11        -16.58

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                       -16.38        -16.79

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                -9.81        -13.16

 MSCI EAFE INDEX3 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                     -15.94        -18.20

 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3) -14.67        -16.49

 LIPPER INTERNATIONAL FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)(3)                                -13.84        -15.62


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.

(2) THE FUND COMMENCED OPERATIONS ON 4/30/01.

(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                            0.85
DISTRIBUTION (RULE 12B-1) FEES                             NONE
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          0.37
-----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            1.32
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.32)
-----------------------------------------------------------------
NET EXPENSES(2)                                            1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     102        387         693         1,562

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-39.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities index interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often consider a number of other criteria:

-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

By owning a large number of equity securites within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the sector weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998         31.82%
1999         17.39%
2000         -9.06%
2001        -10.48%
2002        -24.19%

BEST QUARTER 4TH QUARTER, 1998        22.98%

WORST QUARTER 3RD QUARTER, 2002      -17.33%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)

                                                          PAST 1 YEAR    PAST 5 YEARS       LIFE OF FUND
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES          -24.19         -0.92              3.47

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                          -24.52         -1.25              3.13

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                  -14.84         -0.86              2.68

S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)(3)                                     -22.10         -0.59              3.40

LIPPER LARGE CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(3)                      -21.25         -0.75              2.84

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 1/30/97.

(3) PERFORMANCE FOR THE INDEXES IS FROM 1/31/97. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                        0.35
DISTRIBUTION (RULE 12b-1) FEES                         NONE
SHAREHOLDER SERVICE FEES                               0.10
OTHER EXPENSES(1)                                      0.25
TOTAL ANNUAL OPERATING EXPENSES                        0.70
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)               (0.15)
NET EXPENSES(2)                                        0.55

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.55% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    56         193         359         841

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 34-39.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund may use interest rate swaps, futures contracts and options to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION STOCK FUNDS

     -   WANT TO EMPHASIZE AFTER TAX RETURN

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -   ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     -   ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2000        5.17%
2001        4.47%
2002        2.27%

BEST QUARTER 4th quarter, 2000       1.73%

WORST QUARTER 3rd quarter, 2002      0.33%

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)

                                                             PAST 1 YEAR     LIFE OF FUND
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES             2.27            3.82

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                             1.99            3.52

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                     1.95            3.47

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)       1.78            4.29

LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(3)                         7.14            6.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 4/16/99.
(3) PERFORMANCE FOR THE INDEXES IS FROM 4/30/99. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 0.10
OTHER EXPENSES(1)                                        0.19
TOTAL ANNUAL OPERATING EXPENSES                          0.54
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.29)
NET EXPENSES(2)                                          0.25

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    26         113         242         620

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 34-39.

THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income.

Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The Fund may use derivatives such as swaps, futures and options to help manage duration, sector and yield curve exposure and for risk management. The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total Assets may be invested in securities rated B or BB.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER TERM BOND FUNDS
     -   WANT TO EMPHASIZE AFTER TAX RETURN

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -   ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     -   ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE(1)

The Fund commenced operations on 12/20/02 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares, and for comparison purposes, the performance of an appropriate broad-based market index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 0.10
OTHER EXPENSES(1)                                        0.50
TOTAL ANNUAL OPERATING EXPENSES                          0.85
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.50)
NET EXPENSES(2)                                          0.35

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund's Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses at 0.35% through 12/31/03, 0.40% through 2/28/05, and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                        1 YEAR      3 YEARS
-------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            37          174

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-39.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     -   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-   catalysts that could trigger a rise in a stock's price

-   high potential reward compared to potential risk

-   temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.
THE FUND'S MAIN INVESTMENT RISKS

THE FIND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997         30.32%
1998         31.18%
1999         18.31%
2000         -5.57%
2001        -10.13%
2002        -23.56%

BEST QUARTER 4TH QUARTER, 1998        21.64%

WORST QUARTER 3RD QUARTER, 2002      -16.61%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2)

                                                         PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES         -23.56           0.05            4.72

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                         -23.94          -0.26            4.41

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                 -14.45          -0.08            3.73

S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)(3)                                    -22.10          -0.59            4.40

LIPPER LARGE-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(3)                     -21.25          -0.75            3.72

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE IN THE BAR CHART PRIOR TO 2001, AND THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/15/00 ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE FUND COMMENCED OPERATIONS ON 12/18/96.
(3) PERFORMANCE FOR THE INDEXES IS FROM 12/31/96. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                   0.45
DISTRIBUTION (RULE 12b-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                          0.10
OTHER EXPENSES(1)                                 0.29
TOTAL ANNUAL OPERATING EXPENSES                   0.84
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.14)
NET EXPENSES(2)                                   0.70

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.70% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    72         239         438         1,011

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-   employing a long-term approach to investing;

-   attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund:

-   investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and


-   in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund-- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Short-Intermediate Income is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. Mutual Fund Group, J.P. Morgan Series Trust and J.P. Morgan Institutional Funds (Trusts) are governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) expressed as a percentage of net assets as follows:

                                             FISCAL
FUND                                         YEAR END      %
----------------------------------------------------------------
FLEMING TAX AWARE
INTERNATIONAL
OPPORTUNITIES FUND                           10/31/02      0.70

TAX AWARE DISCIPLINED
EQUITY FUND                                  10/31/02      0.35

TAX AWARE ENHANCED
INCOME FUND                                  10/31/02      0.19

TAX AWARE
U.S. EQUITY FUND                             10/31/02      0.45

THE PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; and Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

TAX AWARE DISCIPLINED EQUITY FUND

The portfolio management team is led by Jonathan N. Golub, Vice President of the adviser and CFA, Timothy J. Devlin, Vice President of the adviser, and Robin B. Chance, Vice President of the adviser. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee of the adviser since 2001, he is responsible for product management and client servicing across all euity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder

Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Chance has been at JPMIM since 1987. Prior to managing this Fund, she was responsible for structured equity strategies.

TAX AWARE ENHANCED INCOME FUND

The Fund is managed by a team of individuals at JPMIM.

TAX AWARE SHORT-INTERMEDIATE FUND

The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex plus 0.075% of average net assets over $25 billion.

The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

Each of the adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange(NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

All purchases of Institutional Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Instituional Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expenses levels. A person who gets compensation for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay ordinary income dividends four times a year. Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Fund typically declare ordinary income dividends daily and pay them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to Opass throughO to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                    PRINCIPAL TYPES OF RISK
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from      credit, interest rate, market, prepayment
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time           credit, currency, liquidity, political
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and   credit, currency, interest rate, liquidity, market, political foreign banks or corporations. These securities are usually
discounted and are rated by S&P or Moody's or another nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that    credit, currency, interest rate, liquidity, market, political,
can be converted into equity securities at a future time and        valuation
price.

CORPORATE BONDS Debt securities of domestic and foreign             credit, currency, interest rate, liquidity, market, political,
industrial, utility, banking, and other financial institutions.     valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives      credit, environmental, extension, interest rate, liquidity,
the lender a lien on property as security for the loan payment.     market, natural event, political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such    credit, currency, extension, interest rate, leverage, market,
as Ginnie Maes, Freddie Macs, Fannie Maes) which represent          political, prepayment
interests in pools of mortgages, whereby the principal and
interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign              currency, extension, interest rate, leverage, liquidity,
mortgage-backed securities with the promise to purchase similar     market, political, prepayment
securities at a later date. Segregated accounts are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank    credit, currency, extension, interest rate, liquidity,
debt or similar securities or obligations.                          political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold         credit, interest rate, liquidity, market, valuation
directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of       credit, interest rate, liquidity, market, natural event,
issuers that invest in real estate or are secured by real estate.   prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to          credit
purchase a security and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a    credit, leverage
security and agrees to repurchase it from the buyer on a
particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL              credit, currency, interest rate, market, political
ORGANIZATIONS Dollar- or non-dollar- denominated securities
issued by foreign governments or supranational organizations.
Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange      credit, currency, interest rate, leverage, market, political periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as     credit, interest rate, market, natural event, political
general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,        interest rate
notes, and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES           credit, currency, interest rate, liquidity, market, political,
Domestic and foreign securities offering non-cash or delayed-cash   valuation
payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax
considerations.

                                                                                                TAX AWARE
                                                                    TAX AWARE                   SHORT-INTERMEDIATE
                                                                    ENHANCED INCOME             INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from          /X/                           /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time               /X/(1)                        / /(1)
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and       /X/(1)                        /X/(1)
foreign banks or corporations. These securities are usually
discounted and are rated by S&P or Moody's or another nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that        / /(1)                        / /(1)
can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign                 /X/(1)                        /X/(1)
industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives          / /                           / /
the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such        /X/(1)                        /X/(1)
as Ginnie Maes, Freddie Macs, Fannie Maes) which represent
interests in pools of mortgages, whereby the principal and
interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign                  /X/(1),(2)                    / /(1),(2)
mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank        / /                           / /
debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold             / /                           / /
directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of           / /                           / /
issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to              / /                           / /
purchase a security and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a        / /                           / /(2)
security and agrees to repurchase it from the buyer on a
particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL                  / /(2)                        /X/(1)
ORGANIZATIONS Dollar- or non-dollar- denominated securities
issued by foreign governments or supranational organizations.
Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange          / /(1)                        / /
periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as         /X/                           /X/
general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,            /X/                           /X/
notes, and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES               / /(1)                        / /(1)
Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax
considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

/X/ Typically invests in
/ / Permitted, but no intention to use currently

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

     (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

     (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its benchmark     -  A Fund could outperform its       -  The adviser focuses its active management
   due to its securities and asset allocation     benchmark due to these same          on securities selection, the area where it
   choices                                        choices                              believes its commitment to research can
                                                                                       most enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES
FUND
-  The Fund's share price and performance      -  Stocks have generally             -  Under normal circumstances the Fund plans
   will fluctuate in response to stock market     outperformed more stable             to remain fully invested in accordance
   movements                                      investments (such as bonds and       with its policies. Equity investments may
-  The Fund could lose money because of           cash equivalents) over the long      include common stocks, convertible
   foreign government actions, political          term                                 securities, preferred stocks, depositary
   instability, or lack of adequate and/or     -  Foreign investments, which           receipts (such as ADRs and EDRs), trust or
   accurate information                           represent a major portion of the     partnership interests, warrants, rights,
-  Investment risks tend to be higher in          world's securities, offer            and investment company securities
   emerging markets. These markets also           attractive potential performance  -  The Fund seeks to limit risk and enhance
   present higher liquidity and valuation         and opportunities for                performance through active management and
   risks                                          diversification                      diversification
-  Adverse market conditions may from time to  -  Emerging markets can offer        -  During severe market downturns, the Fund
   time cause the Fund to take temporary          higher returns                       has the option of investing up to 100% of
   defensive positions that are inconsistent                                           assets in high quality short-term
   with its principal investment strategies                                            instruments
   and may hinder the Fund from achieving its
   investment objective

TAX AWARE DISCIPLINED EQUITY AND TAX AWARE
U.S. EQUITY FUNDS
-  A Fund's share price and performance will   -  Stocks have generally             -  Under normal circumstances the Funds plan
   fluctuate in response to stock market          outperformed more stable             to remain fully invested in accordance
   movements                                      investments (such as bonds and       with its policies. Equity investments may
-  Adverse market conditions may from time to     cash equivalents) over the long      include common stocks, convertible
   time cause a Fund to take temporary            term                                 securities, preferred stocks, depositary
   defensive positions that are inconsistent                                           receipts (such as ADRs and EDRs) trust or
   with its principal investment strategies                                            partnership interests, warrants, rights,
   and may hinder the Fund from achieving its                                          and investment company securities
   investment objective                                                             -  The Funds seek to limit risk through
                                                                                       active management and diversification
                                                                                    -  During severe market downturns, the Funds
                                                                                       have the option of investing up to 100% of
                                                                                       its assets in high quality short-term
                                                                                       instruments

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
TAX AWARE ENHANCED INCOME AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

-  A Fund's share price, yield, and total      -  Bonds have generally              -  Under normal circumstances a Fund plans to
   return will fluctuate in response to bond      outperformed money market            remain fully invested in bonds and other
   market movements                               investments over the long term,      fixed income securities
-  The value of most bonds will fall when         with less risk than stocks        -  A Fund seeks to limit risk and enhance
   interest rates rise; the longer a bond's    -  Most bonds will rise in value        after tax yields through careful
   maturity and the lower its credit quality,     when interest rates fall             management, sector allocation, individual
   the more its value typically falls          -  Mortgage-backed and asset-backed     securities selection, and duration
-  Adverse market conditions may from time to     securities can offer attractive      management
   time cause a Fund to take temporary            returns                           -  During severe market downturns, a Fund has
   defensive positions that are inconsistent                                           the option of investing up to 100% of
   with its principal investment strategies                                            assets in high quality short-term
   and may hinder a Fund from achieving its                                            instruments
   investment objective                                                             -  The adviser monitors interest rate trends,
-  Mortgage-backed and asset-backed                                                    as well as geographic and demographic
   securities (securities representing an                                              information related to mortgage-backed
   interest in, or secured by, a pool of                                               securities and mortgage prepayments
   mortgages or other assets such as
   receivables) could generate capital losses
   or periods of low yields if they are paid
   off substantially earlier or later than
   anticipated

FOREIGN CURRENCIES
-  Currency exchange rate movements could      -  Favorable exchange rate           -  The Funds actively manage the currency
   reduce gains or create losses                  movements could generate gains       exposure of its foreign investments and
-  Currency risks tend to be higher in            or reduce losses                     may hedge a portion of its foreign
   emerging markets                                                                    currency exposure into the U.S. dollar or
                                                                                       other currencies which the adviser deems
                                                                                       more attractive (see also "Derivatives")

SECURITIES LENDING
-  When a Fund lends a security, there is a    -  A Fund may enhance income         -  The adviser maintains a list of approved
   risk that the loaned securities may not be     through the investment of the        borrowers
   returned if the borrower defaults              collateral received from the      -  A Fund receives collateral equal to at
-  The collateral will be subject to the          borrower                             least 100% of the current value of
   risks of the securities in which it is                                              securities loaned plus accrued interest
   invested                                                                         -  The lending agents indemnify a Fund
                                                                                       against borrower default.
                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and duration
                                                                                       of collateral investment to minimize
                                                                                       losses.
                                                                                    -  Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,       -  Hedges that correlate well with   -  The Funds use derivatives for hedging and
   swaps and forward foreign currency             underlying positions can reduce      tax and risk management purposes (i.e., to
   contracts(1) that are used for hedging the     or eliminate losses at low cost      establish or adjust exposure to particular
   portfolio or specific securities may not    -  A Fund could make money and          securities, markets or currencies)
   fully offset the underlying positions and      protect against losses if the     -  The Funds only establish hedges that they
   this could result in losses to a Fund that     investment analysis proves           expect will be highly correlated with
   would not have otherwise occurred              correct                              underlying positions
-  Derivatives used for risk management may    -  Derivatives that involve          -  While the Funds may use derivatives that
   not have the intended effects and may          leverage could generate              incidentally involve leverage, they do not
   result in losses or missed opportunities       substantial gains at low cost        use them for the specific purpose of
-  The counterparty to a derivatives contract                                          leveraging their portfolios
   could default
-  Derivatives that involve leverage could
   magnify losses
-  Certain types of derivatives involve costs
   to the Funds which can reduce returns
-  Derivatives may, for tax purposes, affect
   the character of gain and loss realized by
   a Fund, accelerate recognition of income
   to a Fund, affect the holding period of a
   Fund's assets and defer recognition of
   certain of a Fund's losses

ILLIQUID HOLDINGS
-  A Fund could have difficulty valuing these  -  These holdings may offer more     -  No Fund may invest more than 15% of its
   holdings precisely                             attractive yields or potential       net assets in illiquid holdings
-  A Fund could be unable to sell these           growth than comparable widely     -  To maintain adequate liquidity, each Fund
   holdings at the time or price it desires       traded securities                    may hold high quality short-term
                                                                                       instruments and may borrow (including
                                                                                       repurchase agreements and reverse
                                                                                       repurchase agreements) from banks up to 33
                                                                                       1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When a Fund buys securities before issue    -  A Fund can take advantage of      -  Each Fund segregates liquid assets to
   or for delayed delivery, it could be           attractive transaction               offset leverage risk
   exposed to leverage risk if it does not        opportunities
   segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM TRADING
-   Increased trading could raise a Fund's     -   A Fund could realize gains in a  -   The Funds will generally avoid short-term
    brokerage and related cost                     short period of time                 trading, except to take advantage of
-   Increased short-term capital gains         -   A Fund could protect against         attractive or unexpected opportunities or
    distributions could raise shareholders'        losses if a stock is overvalued      to meet demands generated by shareholder
    income tax liability                           and its value later falls            activity

CREDIT QUALITY - TAX AWARE ENHANCED INCOME
FUND AND TAX AWARE SHORT-INTERMEDIATE FUNDS
-   The default of an issuer would leave the   -   Investment-grade bonds have a    -   The Funds maintain their own policies for
    Funds with unpaid interest or principal        lower risk of default                balancing credit quality against
                                                                                        potential yields and gains in light of
                                                                                        its investment goals
                                                                                    -   The advisers develop their own ratings of
                                                                                        unrated securities and makes a credit
                                                                                        quality determination for unrated
                                                                                        securities

FOREIGN INVESTMENTS - TAX AWARE DISCIPLINED
EQUITY AND TAX AWARE U.S. EQUITY FUNDS
-   Currency exchange rate movements could     -   Favorable exchange rate          -   Each Fund anticipates that its total
    reduce gains or create losses                  movements could generate gains       foreign investments will not exceed 20%
-   AFund could lose money because of foreign      or reduce losses                     of assets
    government actions, political              -   Foreign investments, which       -   Each Fund actively manages the currency
    instability, or lack of adequate and           represent a major portion of         exposure of its foreign investments
    accurate information                           the world's securities, offer        relative to its benchmark, and may hedge
                                                   attractive potential                 back into the U.S. dollar from time to
                                                   performance and opportunities        time (see also "Derivatives")
                                                   for diversification

TAX AWARE ENHANCED INCOME AND TAX AWARE
SHORT-INTERMEDIATE FUNDS
-   The Fund could lose money because of       -   Foreign bonds, which represent   -   Foreign bonds may be a significant
    foreign government actions, political          a major portion of the world's       investment (25% of assets) for the Fund
    instability, or lack of adequate and           fixed income securities, offer   -   To the extent that the Fund invests in
    accurate information                           attractive potential                 foreign bonds, it will hedge its currency
-   Currency exchange rate movements could         performance and opportunities        exposure into the U.S. dollar (see also
    reduce gains or create losses                  for diversification                  "Derivatives")
                                               -   Favorable exchange rate
                                                   movements could generate gains
                                                   or reduce losses

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                                          YEAR        5/1/01*
                                                                                         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      10/31/02      10/31/01
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $    12.43    $    15.00
------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                                           0.14          0.07^
   Net gains or losses on securities (both realized and unrealized)                      (1.51)        (2.64)
                                                                                    ----------    ----------
   Total from investment operations                                                      (1.37)        (2.57)
                                                                                    ----------    ----------
 Less distributions:
   Dividends from net investment income                                                   0.04            --
                                                                                    ----------    ----------
Net asset value, end of period                                                      $    11.02    $    12.43
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            (11.08%)      (17.13%)(b)
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                             $      149    $      176
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------
   Net expenses                                                                           1.00%         1.00%
------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                           1.08%         1.09%
------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                          1.32%         1.33%
------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements
     and earnings credits                                                                 0.76%         0.76%
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     97%           43%(b)
------------------------------------------------------------------------------------------------------------

 *   Commencement of offering of class of shares.
 ^   Calculated based on average shares outstanding.

 (b) Not annualized.
 #   Short periods have been annualized.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

                                                                                    YEAR ENDED
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          10/31/02      10/31/01      10/31/00      10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    14.36    $    18.87    $    18.19    $    14.71    $    12.08
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                               0.14          0.14          0.15          0.15          0.11
   Net gains or losses on securities (both realized
    and unrealized)                                          (2.57)        (4.57)         0.68          3.48          2.68
                                                        ----------    ----------    ----------    ----------    ----------
   Total from investment operations                          (2.43)        (4.43)         0.83          3.63          2.79
                                                        ----------    ----------    ----------    ----------    ----------
  Less distributions:
   Dividends from net investment income                       0.19          0.08          0.15          0.15          0.16
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                          $    11.74    $    14.36    $    18.87    $    18.19    $    14.71
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (17.13%)      (23.55%)        4.54%        24.72%        23.26%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                 $      194    $      313     $     478    $      341    $       90
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                               0.55%         0.55%         0.55%         0.55%         0.55%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                               0.93%         0.77%         0.78%         0.94%         0.97%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits                                         0.70%         0.60%         0.59%         0.65%         1.02%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                      0.78%         0.72%         0.74%         0.84%         0.50%
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         60%           44%           51%           40%           57%
--------------------------------------------------------------------------------------------------------------------------

JPMORGAN TAX AWARE ENHANCED INCOME FUND

                                                                                    YEAR ENDED                     4/16/99*
                                                                      --------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                                        10/31/02      10/31/01^     10/31/00^     10/31/99^
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $    10.10    $     9.95    $     9.95    $    10.00
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                             0.22          0.39          0.45          0.20
   Net gains or losses on securities (both realized and  unrealized)       (0.01)         0.15            --         (0.05)
                                                                      ----------    ----------    ----------    ----------
   Total from investment operations                                         0.21          0.54          0.45          0.15
                                                                      ----------    ----------    ----------    ----------
 Less distributions:
   Dividends from net investment income                                     0.23          0.39          0.45          0.20
   Distributions from capital gains                                         0.01            --            --            --
                                                                      ----------    ----------    ----------    ----------
   Total distributions                                                      0.24          0.39          0.45          0.20
                                                                      ----------    ----------    ----------    ----------
Net asset value, end of period                                        $    10.07    $    10.10    $     9.95    $     9.95
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                2.01%         5.63%         4.55%         1.57%(b)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                               $    1,671    $      951    $      299    $      355
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                             0.25%         0.25%         0.25%         0.25%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                    2.20%         3.80%         4.43%         4.01%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits            0.54%         0.50%         0.50%         0.57%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
     earnings credits credits                                               1.90%         3.55%         4.18%         3.69%
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                      186%          142%          172%           69%(b)
--------------------------------------------------------------------------------------------------------------------------

 *   Commencement of offering of class of shares.
 ^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 #   Short periods have been annualized.

 (b) Not annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND

                                                                                          YEAR          YEAR      9/15/00*
                                                                                         ENDED         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      10/31/02      10/31/01      10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $    11.15    $    14.73    $    15.00
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                                           0.12          0.08^         0.01^
   Net gains or losses on securities (both realized and unrealized)                      (1.94)        (3.55)        (0.28)
                                                                                    ----------    ----------    ----------
   Total from investment operations                                                      (1.82)        (3.47)        (0.27)
                                                                                    ----------    ----------    ----------
 Less distributions:
   Dividends from net investment income                                                   0.16          0.11            --
                                                                                    ----------    ----------    ----------
Net asset value, end of period                                                      $     9.17    $    11.15    $    14.73
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            (16.50%)      (23.67%)       (1.80%)(b)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                             $       41    $       12    $       --@
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                           0.70%         0.70%         0.70%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                                  0.92%         0.69%         0.51%
---------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                          0.84%         0.93%         0.85%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
     earnings credits                                                                     0.78%         0.46%         0.36%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     27%           22%           15%(b)
---------------------------------------------------------------------------------------------------------------------------

 *   Commencement of offering of class of shares.
 ^   Calculated based on average shares outstanding.

 (b) Not annualized
 @   Amount rounds to less than one million.
 #   Short periods have been annualized.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-766-7722.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIAN ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Fleming Tax Aware International Opportunities Fund      811-05151
Tax Aware Disciplined Equity Fund                       811-07795
Tax Aware Enchanced Income Fund                         811-07795
Tax Aware Short-Intermediate Income Fund                811-07342
Tax Aware U.S. Equity Fund                              811-07795

     (C)J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                      PR-TAI-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN INTERNATIONAL
EQUITY FUNDS

CLASS A AND CLASS B SHARES

FLEMING ASIA EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND (CLASS A, CLASS B AND CLASS C)

FLEMING INTERNATIONAL EQUITY FUND (CLASS A, CLASS B AND CLASS C)

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND

FLEMING JAPAN FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Asia Equity Fund                                  1

Fleming Emerging Markets Equity Fund                      9

Fleming European Fund                                    17

Fleming International Equity Fund                        25

Fleming International Opportunities Fund                 33

Fleming International Value Fund                         41

Fleming Japan Fund                                       49

The Funds' Management and Administration                 57

How Your Account Works                                   60

   Know Which Classes to Buy                             60

   About Sales Charges                                   60

   Buying Fund Shares                                    62

   Selling Fund Shares                                   63

   Exchanging Fund Shares                                64

   Other Information Concerning the Funds                65

   Distributions and Taxes                               65

Shareholder Services                                     67

Risk and Reward Elements                                 68

Financial Highlights                                     70

How To Reach Us                                  Back cover

JPMORGAN FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.

THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short term instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, certain political and economic events occur or if it believes that more attractive opportunities are available.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries of the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free Ex-Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for the Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002             -15.96%

------------------------------------------------
 BEST QUARTER 1st quarter, 2002         5.38%
------------------------------------------------
 WORST QUARTER 3rd quarter, 2002      -16.52%
------------------------------------------------

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the periods ended December 31, 2002(1),(2)

                                                            PAST 1 YEAR          LIFE OF FUND
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                      -20.78               -14.48
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS      -20.78               -14.48
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                   -12.76               -11.55
-----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                      -20.59               -13.54
-----------------------------------------------------------------------------------------------
 MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)     -9.23                10.75
-----------------------------------------------------------------------------------------------
 LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX
  (REFLECTS NO DEDUCTION FOR TAXES)(3)                       -8.67                 7.88
-----------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/1/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The sales charges and expenses for the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN AS
  % OF THE OFFERING PRICE*                  5.75%              NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
  (LOAD) SHOWN AS LOWER OF
  ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                       NONE               5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                             CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                             1.00              1.00
 DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75
 SHAREHOLDER SERVICE FEES                    NONE              0.25
 OTHER EXPENSES(1)                           3.91              3.91
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES             5.16              5.91
 FEE WAIVER AND
  EXPENSE REIMBURSEMENT(2)                  (3.41)            (3.66)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                             1.75              2.25
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% AND 2.25%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 1.75% and 2.25% for Class A and B Shares, respectively, through 2/28/04 and 2.75% and 3.25%, respectively, thereafter through 2/28/13.

This example is for comparison only; the actual returns of the Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            743        1,290       1,862       3,409
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           728        1,208       1,811       3,366***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             228        908         1,611       3,366***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS BSHARES TO CLASS ASHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the the Lipper Emerging Market Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994         7.58%
1995       -10.03%
1996         8.50%
1997        -7.63%
1998       -30.79%
1999        59.10%
2000       -30.36%
2001        -4.67%
2002        -9.38%

------------------------------------------------
 BEST QUARTER 4th quarter, 1999        25.83%
------------------------------------------------
 WORST QUARTER 2nd quarter, 1998      -23.69%
------------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART PRIOR TO 2002 ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS, FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART). RETURNS FOR THE PERIOD PRIOR TO 9/10/01 REFLECT PERFORMANCE OF THE FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, THE CLASS A AND B SHARES). DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES AND THE FORMER FEEDER. RETURNS FOR 2002 IN THE BAR CHART REFLECT THE PERFORMANCE OF THE CLASS A SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002(1),(2),(3)

                                                PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES          -14.55          -9.00           -5.23
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS                                 -14.76          -9.68           -5.77
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES          -8.93          -7.20           -4.19
----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES          -14.30          -8.34           -4.67
----------------------------------------------------------------------------------------------
 MSCI EMERGING MARKETS EQUITY FREE
  INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)(3)                    -6.00          -4.58           -2.99
----------------------------------------------------------------------------------------------
 LIPPER EMERGING MARKET EQUITY FUNDS
  AVERAGE (REFLECTS NO DEDUCTION FOR TAXES)(3)   -5.08          -4.47           -3.48
----------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/15/93.
(3) PERFORMANCE FOR THE INDEXES IS FROM 11/30/93. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses for the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF THE OFFERING PRICE*     5.75%            NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
  AS LOWER OF ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                           NONE             5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                               CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                 1.00              1.00

 DISTRIBUTION (RULE 12b-1) FEES                  0.25              0.75

 SHAREHOLDER SERVICE FEES                        0.25              0.25

 OTHER EXPENSES(1)                              36.07             34.79
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                37.57             36.79

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (35.57)           (34.29)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                 2.00              2.50
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 2.00% and 2.50% for Class A and B Shares, respectively, through 2/28/04 and 3.00% and 3.50%, respectively, thereafter through 2/28/13.

The example is for comparison only; the actual returns of the Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            766        1,361       1,979       3,636
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           753        1,281       1,932       3,596***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             253        981         1,732       3,596***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments may take the form of depositary receipts. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use in derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.FREQUENCY OF
   TRADING

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser to the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing the Fund the sub-adviser seeks to identify those western European countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser tries to identify companies within those countries and sectors that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  -  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996            28.10%
1997            21.38%
1998            28.17%
1999            36.06%
2000           -14.73%
2001           -12.35%
2002            -7.60%

-------------------------------------------
BEST QUARTER 4th quarter, 1999      33.36%
-------------------------------------------
WORST QUARTER 3rd quarter, 1998    -16.97%
-------------------------------------------

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the periods ended December 31, 2002(1),(2),(3)

                                        PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES      -12.93         2.57            8.53
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                          -13.05         1.93            6.79
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES      -7.82         2.08            6.40
-----------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES      -12.91         2.68            8.64
-----------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES       -9.26         3.03            8.63
-----------------------------------------------------------------------------------
 MSCI EUROPE INDEX (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)(4) -18.38        -2.26            4.65
-----------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX (REFLECTS
  NO DEDUCTION FOR TAXES)(4)                -17.43        -0.37            5.73
-----------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) CLASS C SHARES WERE FIRST OFFERED ON 11/1/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND.
(3) THE FUND COMMENCED OPERATIONS ON 11/2/95.
(4) PERFORMANCE FOR THE INDEXES IS FROM 11/30/95. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses for the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN AS
  % OF THE OFFERING PRICE*         5.75%         NONE           NONE
-----------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
  (LOAD) SHOWN AS LOWER OF
  ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS              NONE          5.00%          1.00%
-----------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------
 MANAGEMENT FEE                    0.65           0.65             0.65
 DISTRIBUTION (RULE 12b-1) FEES    0.25           0.75             0.75
 SHAREHOLDER SERVICE FEE           NONE           0.25             0.25
 OTHER EXPENSES(1)                 1.55           1.55             1.55
-----------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES   2.45           3.20             3.20
 FEE WAIVER AND
  EXPENSE REIMBURSEMENT(2)        (0.70)         (0.70)           (0.70)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                   1.75           2.50             2.50
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. THE NET EXPENSES ARE NOT EXPECTED TO EXCEED 1.65% FOR CLASS A AND 2.39% FOR CLASS B AND C SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, B and C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES* ($)             743        1,232       1,746       3,151
-------------------------------------------------------------------------------
 CLASS B SHARES** ($)            753        1,221       1,813       3,282***
-------------------------------------------------------------------------------
 CLASS C SHARES** ($)            353          921       1,613       3,455
-------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES ($)              253          921       1,613       3,282***
-------------------------------------------------------------------------------
 CLASS C SHARES ($)              253          921       1,613       3,455
-------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING INTERNATIONAL EQUITY FUND
(FORMERLY JPMORGAN SELECT INTERNATIONAL EQUITY FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-70.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser of the Fund is JPMFAM (USA). In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer located in one country but the security is denominated in the currency of another.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994       -4.15%
1995        9.83%
1996       10.45%
1997        5.11%
1998       13.54%
1999       39.16%
2000      -16.59%
2001      -16.99%
2002      -12.29%

---------------------------------------------
 BEST QUARTER 4th quarter, 1999        27.13%
---------------------------------------------
 WORST QUARTER 3rd quarter, 2002      -19.71%
---------------------------------------------

* THE PERFORMANCE IN THE TABLE FOR CLASS C SHARES, WHICH WERE LAUNCHED ON 1/31/03, AND FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 2/28/02 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THE PERFORMANCE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. THE PERFORMANCE OF THE FUND BEFORE 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK AND WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2),(3)

                                                   PAST 1 YEAR      PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES             -17.66           -2.07             1.67
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS                                    -17.80           -3.39             N/A(3)
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES            -10.79           -1.63             N/A(3)
--------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES             -17.32           -1.28             2.26
--------------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES             -13.85           -0.98             2.26
--------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)(4)                  -15.94           -2.89             1.77
--------------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX
  (REFLECTS NO DEDUCTION FOR TAXES)(4)             -13.84           -1.65             4.10
--------------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 5/31/93.
(3) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(4) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES AND ESTIMATED INVESTORS EXPENSES FOR CLASS C SHARES

The expenses of the Class A and B Shares and estimated expenses for Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
  (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF
  THE OFFERING PRICE*                5.75%            NONE              NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
  CHARGE (LOAD) SHOWN
  AS LOWER OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS                NONE             5.00%             1.00%
------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                     CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------
 MANAGEMENT FEES                       1.00              1.00              1.00
 DISTRIBUTION (RULE 12b-1) FEES        0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES              0.25              0.25              0.25
 OTHER EXPENSES(1)                    53.75             72.45              0.32
---------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING
  EXPENSES                            55.25             74.45              2.32
 FEE WAIVER AND EXPENSE
  REIMBURSEMENT(2)                   (53.75)           (72.45)            (0.32)
---------------------------------------------------------------------------------------
 NET EXPENSES(2)                       1.50              2.00              2.00
---------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" FOR CLASS A AND B SHARES ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR. "OTHER EXPENSES" FOR CLASS C SHARES ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.50%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 1.50%, 2.00% and 2.00% for Class A, B and C Shares, respectively, through 2/28/04 and 2.50%, 3.00% and 2.32%, respectively, through 2/28/13.

The example is for comparison only; the actual return of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 CLASS A SHARES* ($)            719        1,219       1,744       3,177
---------------------------------------------------------------------------
 CLASS B SHARES** ($)           703        1,133       1,689       3,130***
---------------------------------------------------------------------------
 CLASS C SHARES** ($)           303          694       1,211       2,631
---------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 CLASS B SHARES ($)             203        833         1,489       3,130***
---------------------------------------------------------------------------
 CLASS C SHARES ($)             203        694         1,211       2,631
---------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity, selection emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value of is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as, its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, MSCI All Country World Index Free (Ex-U.S.), a broad-based securities market index, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998            3.47%
1999           40.05%
2000          -16.40%
2001          -19.88%
2002          -17.90%

---------------------------------------------
 BEST QUARTER 4th quarter, 1998      21.81%
---------------------------------------------
 WORST QUARTER 3rd quarter, 1998    -21.38%
---------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, THE CLASS A AND B SHARES) FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE FORMER FEEDER.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*(1),(2)

                                                   PAST 1 YEAR     PAST 5 YEARS  LIFE OF FUND
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES             -22.64          -5.56         -4.54
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                                 -22.94          -6.34         -5.26
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES         -13.90          -4.56         -3.75
-----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES             -22.41          -4.92         -3.82
-----------------------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)                     -15.94          -2.89         -1.86
-----------------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE
  (EX-U.S.) (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)(3)                            -14.67          -2.66         -1.94
-----------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX
  (REFLECTS NO DEDUCTION FOR TAXES)(3)             -13.84          -1.65         -0.55
-----------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) PERFORMANCE FOR THE THE INDEXES IS FROM 2/28/97.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses for Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN
  AS % OF THE OFFERING PRICE*             5.75%              NONE
------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
  (LOAD) SHOWN AS LOWER OF
  ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                     NONE               5.00%
------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                          CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------
 MANAGEMENT FEES                           0.60               0.60
 DISTRIBUTION (RULE 12b-1) FEES            0.25               0.75
 SHAREHOLDER SERVICE FEES                  0.25               0.25
 OTHER EXPENSES(1)                         0.88               0.89
------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES           1.98               2.49
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)  (0.08)             (0.09)
------------------------------------------------------------------------------
 NET EXPENSES(2)                           1.90               2.40
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.90% AND 2.40%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             757        1,153       1,574       2,743
-----------------------------------------------------------------------------
 CLASS B SHARES**($)            743        1,067       1,517       2,694***
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              243        767         1,317       2,694***
-----------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney (SSB) Primary Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's sector weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB PMI Value EPAC Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        24.37%
1994         5.65%
1995         7.59%
1996         8.41%
1997         1.17%
1998        13.48%
1999        29.92%
2000       -18.05%
2001       -22.47%
2002       -17.78%

 --------------------------------------------
 BEST QUARTER 4th quarter, 1998         20.23%
 --------------------------------------------
 WORST QUARTER 3rd quarter, 2002       -20.99%
 --------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS, FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART) AND THE PERFORMANCE OF THE FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, THE CLASS A AND B SHARES) FROM 10/4/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 TO 10/3/93 REFLECT PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE RETAIL FEEDER'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES, THE FORMER FEEDER AND IT'S PREDECESSOR.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1)

                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           -22.52             -6.25              1.17
---------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                               -23.38             -9.18             -1.39
---------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES        -13.61             -5.13              0.44
---------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES           -22.11             -5.53              1.73
---------------------------------------------------------------------------------------------------
 SSB PMI VALUE EPAC INDEX (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)(2)      -13.08             -0.89              6.02
---------------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX
  (REFLECTS NO DEDUCTION FOR TAXES)(2)           -13.84             -1.65              5.55
---------------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses for the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF THE OFFERING PRICE*      5.75%              NONE
----------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
  AS LOWER OF ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                            NONE               5.00%
----------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                  CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------
 MANAGEMENT FEES                                    0.60               0.60
 DISTRIBUTION (RULE 12b-1) FEES                     0.25               0.75
 SHAREHOLDER SERVICE FEES                           0.25               0.25
 OTHER EXPENSES(1)                                 14.87              13.83
-----------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                   15.97              15.43
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (14.52)            (13.48)
-----------------------------------------------------------------------------------
 NET EXPENSES(2)                                    1.45               1.95
-----------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.45% AND 1.95%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 1.45% and 1.95% for class A and B respectively through 2/28/04 and 2.45% and 2.95%, respectively, thereafter through 2/28/13.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)            714        1,205       1,720       3,130
----------------------------------------------------------------------------
 CLASS B SHARES** ($)           698        1,118       1,665       3,082***
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)             198        818         1,465       3,082***
----------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING JAPAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund's sub-adviser, JPMFAM(London), anticipates that most of the Fund's Assets will be invested in securities traded on Japanese markets.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets during adverse market, economic, policial or other conditions, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is JPMFAM (USA). The sub-adviser seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the sub-adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index, the Morgan Stanley Capital International (MSCI) Japan Index, two broad-based securities market indexes, and the Lipper Japan Equity Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996                   -11.10%
1997                     1.63%
1998                   -19.67%
1999                    60.29%
2000                   -33.91%
2001                   -29.41%
2002                   -12.02%

BEST QUARTER 2nd quarter, 1997      18.84%
-----------------------------------------
WORST QUARTER 3rd quarter, 2001    -20.48%
-----------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002(1,2)

                                            PAST 1 YEAR      PAST 5 YEARS       LIFE OF FUND
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES            -17.00            -13.00             -10.22
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER
TAXES ON DISTRIBUTIONS                           -17.00            -13.00             -10.59
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES            -10.44             -9.75              -7.62
-------------------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES             -17.35            -12.95             -10.12
-------------------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)        -18.30             -6.42              -7.65
-------------------------------------------------------------------------------------------
MSCI JAPAN INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)        -10.28             -5.04              -8.73
-------------------------------------------------------------------------------------------
LIPPER JAPAN EQUITY FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)(3)             -15.13             -4.15              -5.04
-------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/2/95. CLASS B SHARES WERE FIRST OFFERED ON 11/3/95.
(3) PERFORMANCE OF THE INDEXES IS FROM 11/30/95. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES    CLASS B SHARES
-------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*                     5.75%             NONE
-------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                          NONE              5.00%
-------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                               CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEE                                      1.00          1.00
 DISTRIBUTION (RULE 12b-1) FEES                      0.25          0.75
 SHAREHOLDER SERVICE FEES                            NONE          0.25
 OTHER EXPENSES(1)                                  20.93         20.96
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                    22.18         22.96
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)           (20.43)       (20.46)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                     1.75          2.50
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Classes A and B of 1.75% and 2.50%, respectively, through 2/28/04 and 2.75% and 3.50%, respectively, thereafter through 2/28/13.

This example is for comparison only; the actual returns of the Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES* ($)            743        1,290       1,862       3,409
-----------------------------------------------------------------------------
 CLASS B SHARES** ($)           753        1,281       1,932       3,540***
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES ($)             253        981         1,732       3,540***
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming International Equity Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The Fleming Asia Equity Fund, Fleming European Fund and Fleming Japan Fund are series of Mutual Fund Group, a Massachusetts business trust. The J.P. Morgan Institutional Funds, Mutual Fund Select Group and Mutual Fund Group (Trusts) are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser for the Fleming Asia Equity, Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. It makes the day-to-day investment decisions for Fleming Emerging Market Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming International Equity, Fleming European and Fleming Japan Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decision for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Fund, the Fleming International Equity Fund and the Fleming Japan Fund. It makes the day-to-day investment decisions for the Funds. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM and JFIMI are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                               FISCAL
 FUND                                          YEAR END       %
------------------------------------------------------------------
 FLEMING ASIA FUND                             10/31/02     0.08
------------------------------------------------------------------
 FLEMING EMERGING MARKETS
 EQUITY FUND                                   10/31/02     0.89
------------------------------------------------------------------
 FLEMING EUROPEAN FUND                         10/31/02     0.11
------------------------------------------------------------------
 FLEMING INTERNATIONAL
 EQUITY FUND                                   10/31/02     0.50
------------------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                            10/31/02     0.60
------------------------------------------------------------------
 FLEMING INTERNATIONAL
 VALUE FUND                                    10/31/02     0.51
------------------------------------------------------------------
 FLEMING JAPAN FUND                            10/31/02     0.00
------------------------------------------------------------------

THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND

The portfolio management team is led by Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995, Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Richard Cardiff, Vice President of JPMIM, who has been at JPMorgan Chase (or one of its predecessors) since 1995.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1991 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis, was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

FLEMING JAPAN FUND

Mr. Jonathan Dobson is responsible for the management of the Fleming Japan Fund. Mr. Dobson is a senior portfolio manager based in London. Prior to April 2001, he was based in Tokyo. Mr. Dobson joined Jardine Fleming Securities in Tokyo in 1992.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as a shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.

Each of advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of all the Funds, and Class A, Class B and Class C Shares of the Fleming European Fund and the International Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a class of a Fund owns, minus everything a class owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR THE FUNDS

                                            AS % OF THE       AS %
                                            OFFERING          OF NET
 AMOUNT OF                                  PRICE             AMOUNT
 INVESTMENT                                 PER SHARE         INVESTED
------------------------------------------------------------------------
 LESS THAN $100,000                         5.75%             6.10%
------------------------------------------------------------------------
 $100,000 BUT UNDER $250,000                3.75%             3.90%
------------------------------------------------------------------------
 $250,000 BUT UNDER $500,000                2.50%             2.56%
------------------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION              2.00%             2.04%
------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more in the Funds.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
--------------------------------
 1         5%
--------------------------------
 2         4%
--------------------------------
 3         3%
--------------------------------
 4         3%
--------------------------------
 5         2%
--------------------------------
 6         1%
--------------------------------
 7         NONE
--------------------------------
 8         NONE
--------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you do not want to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV) of the class. NAV is the value of everything a Fund owns, minus everything the class of a Fund owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each such Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF                              INITIAL          ADDITIONAL
 ACCOUNT                              INVESTMENT       INVESTMENTS
------------------------------------------------------------------
 REGULAR ACCOUNT                      $ 2,500          $ 100
------------------------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)                   $ 1,000          $ 100
------------------------------------------------------------------
 IRAs                                 $ 1,000          $ 100
------------------------------------------------------------------
 SEP-IRAs                             $ 1,000          $ 100
------------------------------------------------------------------
 EDUCATION IRAs                       $ 500            $ 100
------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund
Shares-General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the, applicable, Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O.BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distribution in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                   POLICIES TO BALANCE RISKAND REWARD
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-   Each Funds share price and         -   Stocks have generally           -   Under normal circumstances each Fund plans to
    performance will fluctuate in          outperformed more stable            remain fully invested in accordance with its
    response to stock market               investments (such as bonds          policies. Equity investments may include common
    movements                              and cash equivalents) over          stocks, convertible securities, preferred stocks,
 -  The value of most bonds will           the long term                       depositary receipts (such as ADRs and EDRs), trust
    fall when interest rates rise;     -   Foreign investments, which          or partnership interests, warrants, rights, and
    the longer a bonds maturity and        represent a major portion of        investment company securities
    the lower its credit quality,          the worlds securities, offer    -   Each Fund seeks to limit risk and enhance
    the more its value typically           attractive potential                performance through active management, country
    falls                                  performance and opportunities       allocation and diversification
-   A Fund could lose money because        for diversification             -   During severe market downturns, the Funds have the
    of foreign government actions,     -   Most bonds will rise in value       option of investing up to 100% of assets in high
    political instability, or lack         when interest rates fall            quality short-term instruments
    of adequate and/or accurate        -   Foreign bonds, which
    information                            represent a major portion of
-   Investment risks tend to be            the worlds fixed income
    higher in emerging markets.            securities, offer attractive
    These markets also present             potential performance and
    higher liquidity and valuation         opportunities for
    risks                                  diversification
-   Adverse market conditions may      -   Emerging markets can offer
    from time to time cause a Fund         higher returns
    to take temporary defensive
    positions that are inconsistent
    with its principal investment
    strategies and may hinder a Fund
    from achieving its investment
    objective

MANAGEMENT CHOICES
-   Each Fund could underperform its   -   Each Fund could outperform      -   The advisers focus their active management on
    bench mark due to its securities       its benchmark due to these          securities selection, the area where they believe
    choices and other management           same choices                        their commitment to research can most enhance
    decisions                                                                  returns

FOREIGN CURRENCIES
-   Currency exchange rate movements   -   Favorable exchange rate         -   Except as noted earlier in this prospectus, each
    could reduce gains or create           movements could generate            Fund manages the currency exposure of its foreign
    losses                                 gains or reduce losses              investments relative to its benchmark and may hedge
-   Currency risks tend to be higher                                           a portion of its foreign currency exposure into the
    in emerging markets; these                                                 U.S. dollar from time to time (see also
    markets also present higher                                                Derivatives)
    liquidity and valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-   When a Fund buys securities        -   A Fund can take advantage of    -   Each Fund segregates liquid assets to offset
    before issue or for delayed            attractive transaction              leverage risk
    delivery, it could be exposed to       opportunities
    leverage risk if it does not
    segregate liquid assets

POTENTIAL RISKS                        POTENTIAL REWARDS                   POLICIES TO BALANCE RISKAND REWARD
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-   Derivatives such as futures,       -   Hedges that correlate well      -   Each Fund uses derivatives for hedging and for risk
    options, swaps, and forward            with underlying positions           management (i.e., to establish or adjust exposure to
    foreign currency contracts(1)          can reduce or eliminate             particular securities, markets or currencies); risk
    that are used for hedging the          losses at low cost                  management may include management of such Funds
    portfolio or specific securities   -   The Funds could make money          exposure relative to its benchmark.
    may not fully offset the               and protect against losses      -   Each Fund only establishes hedges that it expects
    underlying positions and this          if the investment analysis          will be highly correlated with underlying positions
    could result in losses to a Fund       proves correct                  -   The Fleming Asia Equity, Fleming European, Fleming
    that would not have otherwise      -   Derivatives that involve            International Equity and Fleming Japan Funds may use
    occurred                               leverage could generate             derivatives in an effort toproduce increased income
-   Derivatives used for risk              substantial gains at low cost       or gains
    management or for certain Funds
    to increase the Funds gain may
    not have the intended effects
    and may result in losses or
    missed opportunities
-   The counterparty to a
    derivatives contract could
    default
-   Derivatives that involve
    leverage could magnify losses
-   Certain types of derivatives
    involve costs to a Fund which
    can reduce returns
-   Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment
-   Derivatives may, for tax
    purposes, affect the character
    of gain and loss realized by a
    Fund, accelerate recognition of
    income to a Fund, affect the
    holding period of a Funds
    assets and defer recognition of
    certain of a Funds losses

SECURITIES LENDING
-   When a Fund lends a security,      -   A Fund may enhance income       -   Each adviser maintains a list of approved borrowers
    there is a risk that the loaned        through the investment of       -   Each Fund receives collateral equal to at least 100%
    securities may not be returned         the collateral received from        of the current value of securities loaned plus
    if the borrower or the lending         the borrower                        accrued interest
    agent defaults                                                         -   The lending agents indemnify the Funds against
-   The collateral will be subject                                             borrower default
    to the risks of the securities                                         -   The advisers collateral investment guidelines limit
    in which it is invested                                                    the quality and duration of collateral investment to
                                                                               minimize losses
                                                                           -   Upon recall, the borrower must return the securities
                                                                               loaned within the normal settlement period

ILLIQUID HOLDINGS
-   A Fund could have difficulty       -   These holdings may offer        -   No Fund may invest more than 15% of net assets in
    valuing these holdings precisely       more attractive yields or           illiquid holdings
-   A Fund could be unable to sell         potential growth than           -   To maintain adequate liquidity to meet redemptions,
    these holdings at the time or          comparable widely traded            each Fund may hold high quality short-term
    price it desires                       securities                          instruments (including repurchase agreements and
                                                                               reverse repurchase agreements) and for temporary or
                                                                               extraordinary purposes, may borrow from banks up to
                                                                               33 1/3% of the value of its total assets

SHORT-TERM TRADING
-   Increased trading could raise a    -   A Fund could realize gains      -   Each Fund generally avoids short-term trading,
    Funds brokerage and related            in a short period of time           except to take advantage of attractive or unexpected
    costs                              -   A Fund could protect against        opportunities or to meet demands generated by
-   Increased short-term capital           losses if a stock is                shareholder activity
    gains distributions could raise        overvalued and its value
    shareholders income tax                later falls
    liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING ASIA EQUITY FUND^^

                                                                              CLASS A             CLASS B
                                                                             ----------          ----------
                                                                              11/1/01*            11/1/01*
                                                                              THROUGH              THROUGH
PER SHARE OPERATING PERFORMANCE:                                              10/31/02            10/31/02
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $    15.00          $    15.00
-----------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                                 (0.02)              (0.10)
     Net Gains in Securities (both realized and unrealized)                       (1.29)              (1.28)
                                                                             ----------          ----------
     Total from Investment Operations                                             (1.31)              (1.38)
   Less Distributions:
     Dividends from Net Investment Income                                             -                   -
                                                                             ----------          ----------
Net Asset Value, End of Period                                               $    13.69          $    13.62
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                   (8.73%)(a)          (9.20%)(a)
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, End of Period (000 omitted)                                 $    2,282          $      454
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                                  1.75%               2.25%
-----------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                                 (0.12%)             (0.62%)
-----------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                   5.16%!              5.91%!
-----------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and Reimbursements              (3.53%)!            (4.28%)!
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                             106%                106%
-----------------------------------------------------------------------------------------------------------

 ^^ Formerly J.P. Morgan Pacific Region Fund.
  * Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND^^

                                                                               CLASS A                   CLASS B
                                                                        ---------------------     ---------------------
                                                                          YEAR      9/28/01**       YEAR      9/28/01**
                                                                          ENDED       THROUGH       ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                        10/31/02     10/31/01     10/31/02     10/31/01
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   5.14     $   4.88     $   5.13     $   4.88
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                          (0.06)^      (0.01)^      (0.03)^      (0.01)^
     Net Gains or Losses in Securities (both realized and unrealized)       0.17         0.27         0.14         0.26
                                                                        --------     --------     --------     --------
     Total from Investment Operations                                       0.11         0.26         0.11         0.25
   Distributions to Shareholders from:
     Dividends from Net Investment Income                                   0.04            -         0.04            -
     Distributions from Capital Gains                                          -            -            -            -
                                                                        --------     --------     --------     --------
     Total Distributions                                                    0.04            -         0.04            -
Net Asset Value, End of Period                                          $   5.21     $   5.14     $   5.20     $   5.13
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             2.14%        5.33%(a)     2.04%        5.12%(a)
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                            $     46     $   11       $     41     $     11
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                           2.00%        2.00%        2.50%        2.50%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                          (0.47%)      (1.53%)      (0.34%)      (2.00%)
     Expenses Without Waivers and Reimbursements                           37.57%!      12.12%!      36.79%!      12.62%!
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and Reimbursements      (36.04%)!    (11.65%)!    (34.63%)!    (12.12%)!
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                      69%          76%          69%          76%
-----------------------------------------------------------------------------------------------------------------------

 ^^ Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
 ** Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  ~ Prior to September 10, 2001, EMF invested all of its investable assets in the emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

JPMORGAN FLEMING EUROPEAN FUND^^

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                        YEAR ENDED
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.96     $  17.87     $  16.52     $  14.47    $  14.10
-------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                 0.14^        0.02^       (0.12)^      (0.06)^      0.15
     Net Gains or Losses in Securities (both realized and
       unrealized)                                                0.13        (3.24)        1.83         2.31        2.16
                                                              --------     --------     --------     --------    --------
     Total from Investment Operations                             0.27        (3.22)        1.71         2.25        2.31
   Less Distributions:
     Dividends from Net Investment Income                            -            -            -         0.09        0.22
     Distributions from Capital Gains                                -         1.69         0.36         0.11        1.72
                                                              --------     --------     --------     --------    --------
     Total Distributions                                             -         1.69         0.36         0.20        1.94
Net Asset Value, End of Period                                $  13.23     $  12.96     $  17.87     $  16.52    $  14.47
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   2.08%      (19.49%)      10.13%       15.60%      18.71%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                  $ 27,208     $ 32,317     $ 75,801     $ 47,759    $ 33,743
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                                 1.65%        1.75%        1.74%        1.74%       1.74%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                 1.03%        0.17%       (0.60%)      (0.40%)     (0.07%)
-------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  2.45%        2.07%        1.95%        2.06%       2.38%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and
       Reimbursements                                             0.23%       (0.15%)      (0.81%)      (0.72%)     (0.71%)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          1,021%         564%         161%         149%        183%
-------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                                                                         CLASS B
                                                              -----------------------------------------------------------
                                                                                       YEAR ENDED
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  12.48     $  17.38     $  16.18     $  14.24    $  13.93
-------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                 0.05^       (0.09)^      (0.27)^      (0.18)^      0.08
     Net Gains or Losses In Securities (both realized and
       unrealized)                                                0.10        (3.12)        1.83         2.26        2.10
                                                              --------     --------     --------     --------    --------
     Total from Investment Operations                             0.15        (3.21)        1.56         2.08        2.18
   Less Distributions:
     Dividends from Net Investment Income                            -            -            -         0.03        0.15
     Distributions from Capital Gains                                -         1.69         0.36         0.11        1.72
                                                              --------     --------     --------     --------    --------
     Total Distributions                                             -         1.69         0.36         0.14        1.87
Net Asset Value, End of Period                                $  12.63     $  12.48     $  17.38     $  16.18    $  14.24
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   1.20%      (20.03%)       9.40%       14.66%      17.89%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                  $ 10,017     $ 10,905     $ 18,546     $ 10,038    $  9,457
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 2.39%        2.50%        2.49%        2.51%       2.50%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                 0.38%       (0.62%)      (1.35%)      (1.12%)     (0.75%)
-------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  3.20%        2.82%        2.69%        2.83%       2.91%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and
       Reimbursements                                            (0.43%)      (0.94%)      (1.55%)      (1.44%)     (1.16%)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          1,021%         564%         161%         149%        183%
-------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                                                                        CLASS C
                                                              -----------------------------------------------
                                                                           YEAR ENDED               11/1/98**
                                                              ---------------------------------------THROUGH
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/00     10/31/99
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.47     $  17.37     $  16.19     $  14.24
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                 0.05^       (0.08)^      (0.26)^      (0.08)^
     Net gains or losses in securities (both realized and
       unrealized)                                                0.10        (3.13)        1.80         2.17
                                                              --------     --------     --------     --------
     Total from investment operations                             0.15        (3.21)        1.54         2.09
   Less distributions:
     Dividends from net investment income                            -            -            -         0.03
     Distributions from capital gains                                -         1.69         0.36         0.11
                                                              --------     --------     --------     --------
     Total distributions                                             -         1.69         0.36         0.14
Net asset value, end of period                                $  12.62     $  12.47     $  17.37     $  16.19
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   1.20%      (20.04%)       9.27%       14.73%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                  $  2,512     $  2,922     $  4,229     $  1,460
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                 2.39%        2.50%        2.49%        2.51%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                 0.36%       (0.55%)      (1.33%)      (0.61%)
-------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                  3.20%        2.82%        2.67%        2.83%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and
       reimbursements                                            (0.45%)      (0.87%)      (1.51%)      (0.93%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          1,021%         564%         161%         149%
-------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based upon average shares outstanding.
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND^^

                                                                           CLASS A      CLASS B
                                                                          ---------    ---------
                                                                          2/28/02**    2/28/02**
                                                                            THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE:                                           10/31/02     10/31/02
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  21.81     $  21.81
   Income from investment operations:
     Net investment income (loss)                                              0.04^        0.03^
     Net gains or losses in securities (both realized and unrealized)         (2.37)       (2.43)
                                                                           --------     --------
     Total from investment operations                                         (2.33)       (2.40)
   Less distributions:
     Dividends from net investment income                                      0.06         0.02
     Distributions from capital gains                                             -            -
                                                                           --------     --------
     Total distributions                                                       0.06         0.02
Net asset value, end of period                                             $  19.42     $  19.39
------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                              (10.70%)(a)  (11.00%)(a)
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                               $     91     $     22
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------
     Net expenses                                                              1.50%        2.00%
------------------------------------------------------------------------------------------------
     Net investment income (loss)                                              0.50%        0.27%
------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits            55.25%!      74.45%!
------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
       earnings credits                                                      (53.25%)!    (72.18%)!
------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                          20%          20%
------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista Select International Equity Fund, prior to 2/28/01 and
    JPMorgan Select International Equity Fund, prior to 1/31/03.

 ** Commencement of offering of class of shares. ^Calculated based on average shares outstanding.
(a) Not Annualized.
  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^^

                                                                     CLASS A                   CLASS B
                                                              ---------------------     ---------------------
                                                                  YEAR    9/10/01**         YEAR   09/10/01**
                                                                 ENDED      THROUGH        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/02     10/31/01
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.63     $   9.18     $   8.63     $   9.18
   Income from investment operations:
     Net investment income (loss)                                 0.02        (0.01)^      (0.04)       (0.01)^
     Net gains or losses in securities (both realized and
       unrealized)                                               (1.09)       (0.54)       (1.08)       (0.54)
                                                              --------     --------     --------     --------
     Total from investment operations                            (1.07)       (0.55)       (1.12)       (0.55)
   Less distributions:
     Dividends from net investment income                         0.07            -         0.05            -
     Distributions from capital gains                                -            -            -            -
                                                              --------     --------     --------     --------
     Total distributions                                          0.07            -         0.05            -
Net asset value, end of period                                $   7.49     $   8.63     $   7.46     $   8.63
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                 (12.55%)      (5.99%)(a)  (13.05%)      (5.99%)(a)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                  $ 12,057     $ 21,237     $  1,365     $  2,950
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                 1.90%        1.90%        2.40%        2.40%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                 0.20%       (0.48%)      (0.30%)      (0.95%)
-------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                  1.98%        1.90%        2.49%        2.40%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and
       reimbursements                                             0.12%       (0.48%)      (0.39%)     (0.95%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                           121%         110%         121%         110%
-------------------------------------------------------------------------------------------------------------

 ^^ Formerly J.P. Morgan Institutional International Opportunities Fund. ** Commencement of offering of class of shares.

  ^ Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND^^

                                                                                 CLASS A                        CLASS B
                                                                        ------------------------       ------------------------
                                                                            YEAR       9/28/01**            YEAR     09/28/01**
                                                                           ENDED         THROUGH           ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                                        10/31/02        10/31/01        10/31/02       10/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $    8.27      $    8.12       $    8.28     $     8.12
   Income from investment operations:
     Net investment income (loss)                                            0.15^         (0.01)^         (0.02)^        (0.01)^
     Net gains or losses in securities (both realized and unrealized)       (1.32)          0.16           (1.18)          0.17
                                                                        ---------      ---------       ---------     ----------
     Total from investment operations                                       (1.17)          0.15           (1.20)          0.16
   Less distributions:
     Dividends from net investment income                                    0.12              -            0.12              -
     Distributions from capital gains                                           -              -               -              -
                                                                        ---------      ---------       ---------     ----------
     Total distributions                                                     0.12              -            0.12              -
Net asset value, end of period                                          $    6.98      $    8.27       $    6.96     $     8.28
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                            (14.34%)         1.85%(a)      (14.72%)         1.97%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                            $     163      $      10       $     171     $       10
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                            1.45%          1.45%           1.95%          1.95%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                            1.13%         (0.89%)         (0.16%)        (1.15%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                            15.97%!        11.06%!         15.43%!        11.58%!
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and reimbursements       (13.39%)!      (10.50%)!       (13.64%)!      (10.78%)!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                       138%            85%            138%            85%
-------------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly J.P. Morgan Institutional Equity Fund.
 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING JAPAN FUND^^

                                                                                           CLASS A
                                                             -------------------------------------------------------------------
                                                                                         YEAR ENDED
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00      10/31/99       10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    5.29      $    8.12     $    9.84     $    6.41     $     9.52
   Income from investment operations:
     Net investment income (loss)                                (0.06)         (0.08)^       (0.15)^       (0.07)^         0.27
     Net gains or losses in securities (both realized and
       unrealized)                                               (0.80)         (2.75)        (1.57)         3.50          (2.91)
                                                             ---------      ---------     ---------     ---------     ----------
     Total from investment operations                            (0.86)         (2.83)        (1.72)         3.43          (2.64)
   Less distributions:
     Dividends from net investment income                            -              -             -             -           0.26
     Tax return of capital                                           -              -             -             -           0.21
                                                             ---------      ---------     ---------     ---------     ----------
     Total distributions                                             -              -             -             -           0.47
Net asset value, end of period                               $    4.43      $    5.29     $    8.12     $    9.84     $     6.41
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                 (16.26%)       (34.85%)      (17.48%)       53.51%        (28.98%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                 $     734      $     751     $   2,448     $   4,260     $    1,770
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                 1.75%          1.75%         1.77%         1.74%          1.76%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                (1.26%)        (1.22%)       (1.54%)       (0.88%)        (0.56%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
       credits                                                   22.18%!         9.28%!        5.49%!        5.44%!         3.79%!
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits                      (21.69%)!       (8.75%)!      (5.26%)!      (4.58%)!       (2.59%)!
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            409%           196%          123%          133%           212%
--------------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista Japan Fund.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ! Due to the size of the class's net assets and fixed expenses, ratios may appear disproportionate.

                                                                                           CLASS B
                                                             -------------------------------------------------------------------
                                                                                         YEAR ENDED
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00         10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    5.13      $    7.93     $    9.65     $       6.32     $  9.42
   Income from investment operations:
     Net investment income (loss)                                (0.12)         (0.13)^       (0.22)^          (0.13)^      0.23
     Net gains or losses in securities (both realized and
       unrealized)                                               (0.76)         (2.67)        (1.50)            3.46       (2.90)
                                                             ---------      ---------     ---------     ------------     -------
     Total from investment operations                            (0.88)         (2.80)        (1.72)            3.33       (2.67)
   Less distributions:
     Dividends from net investment income                                           -             -                -        0.22
     Tax return of capital                                                          -             -                -        0.21
                                                             ---------      ---------     ---------     ------------     -------
     Total distributions                                                            -             -                -        0.43
Net asset value, end of period                               $    4.25      $    5.13     $    7.93     $       9.65     $  6.32
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                 (17.15%)       (35.31%)      (17.82%)          52.69%     (29.53%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                 $     109      $     135     $     322     $      1,089     $   391
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                 2.50%          2.47%         2.52%            2.49%       2.51%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                (2.25%)        (1.92%)       (2.29%)          (1.67%)     (0.97%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
       credits                                                   22.96%!        11.24%!        6.14%!           6.19%!      4.52%!
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits                      (22.71%)!      (10.69%)!      (5.91%)!         (5.37%)!    (2.98%)!
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            409%           196%          123%             133%        212%
--------------------------------------------------------------------------------------------------------------------------------

^^  Formerly Chase Vista Japan Fund.
 ^  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ! Due to the size of the class's net assets and fixed expenses, ratios may appear disproportionate.

                       This page intentionally left blank

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com. You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

         The Funds' Investment Company Act File Nos. for each Fund are:

         Fleming Asia Equity Fund                     811-05151
         Fleming Emerging Markets Equity Fund         811-07340
         Fleming European Fund                        811-05151
         Fleming International Equity Fund            811-07841
         Fleming International Opportunities Fund     811-07342
         Fleming International Value Fund             811-07342
         Fleming Japan Fund                           811-05151

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                PR-INTEQABC-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN INTERNATIONAL
EQUITY FUNDS
INSTITUTIONAL CLASS SHARES


FLEMING ASIA EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THEE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Asia Equity Fund                            1

Fleming Emerging Markets Equity Fund                9

Fleming European Fund                              16

Fleming International Opportunities Fund           23

Fleming International Value Fund                   30

The Funds' Management and Administration           36

How Your Account Works                             39

   Buying Fund Shares                              39

   Selling Fund Shares                             40

   Exchanging Fund Shares                          40

   Other Information Concerning the Funds          40

   Distributions and Taxes                         41

Risk and Reward Elements                           43

Financial Highlights                               46

How To Reach Us                            Back cover

JPMorgan FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.

THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short term instruments, repurchase agreements or equity securities of companies in other countries outside of the Asia Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM (USA)). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, certain political and economic events occur or if it believes that more attractive opportunities are available.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries of the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free ex. Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

  2002    -15.96%

BEST QUARTER 1st quarter, 2002       5.38%
WORST QUARTER 3rd quarter, 2002    -16.39%

  *THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL
   CLASS SHARES WERE LAUNCHED ON 6/28/02, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1)THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2002*,(1),(2)

                                                   PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                                     -15.77         -9.81
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS                     -15.77         -9.81
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                                      -9.68         -7.84
 MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)   -9.23         10.75
 LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)(3)                     -8.67          7.88

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/1/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                               1.00
 DISTRIBUTION (RULE 12B-1) FEES                                NONE
 SHAREHOLDER SERVICE FEES                                      0.10
 OTHER EXPENSES(1)                                             1.40
 TOTAL ANNUAL OPERATING EXPENSES                               2.50
 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)                                     (1.15)
 NET EXPENSES(2)                                               1.35

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOURCOST ($)
 (WITH OR WITHOUT REDEMPTION)      137         669       1,227        2,749

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS
  WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF
    PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

     1994        -7.19%
     1995        -9.68%
     1996         8.84%
     1997        -7.71%
     1998       -30.33%
     1999        59.40%
     2000       -30.23%
     2001        -4.12%
     2002        -8.84%

BEST QUARTER 4th quarter, 1999        25.88%
WORST QUARTER 2nd quarter, 1998      -23.56%

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES) FROM 11/15/93 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1),(2)

                                                  1 YEAR     5 YEARS     LIFE OF FUND(1)
------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                              -8.84       -7.50         -4.31
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS              -9.06       -8.31         -5.08
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                              -5.42       -6.16         -3.53
 MSCI EMERGING MARKETS EQUITY FREE INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
 OR TAXES)(3)                                     -6.00       -4.58         -2.99
 LIPPER EMERGING MARKET FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)(3)             -5.08       -4.47         -3.48

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *SEE FOOTNOTE ON PREVIOUS PAGE.
(1)SEE FOOTNOTE ON PREVIOUS PAGE.
(2)THE FUND COMMENCED OPERATIONS ON 11/15/93.

(3)PERFORMANCE FOR THE INDEXES IS FROM 11/30/93. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                   1.00
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.67
 TOTAL ANNUAL OPERATING EXPENSES                                   1.77
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.32)
 NET EXPENSES(2)                                                   1.45

(1)"OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
   PLAN) EXCEED 1.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      148         493         898        2,029

JPMorgan FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser to the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing the Fund, the sub-adviser, seeks to identify those western European countries and sector where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser tries to identify companies within those countries and sector that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS
  WHO:
  -  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  -  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%
2001       -12.35%
2002        -7.06%

BEST QUARTER 4th quarter, 1999       33.36%
WORST QUARTER 3rd quarter, 1998     -16.97%

* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART PRIOR TO 2002, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1),(2)

                                           1 YEAR      5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                       -7.06         3.97         9.57
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS       -7.20         3.31         7.80
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                       -4.19         3.22         7.28
MSCI EUROPE INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)(3) -18.38        -2.26         4.65
LIPPER EUROPEAN FUNDS INDEX (REFLECTS
NO DEDUCTION FOR TAXES)(3)                -17.43        -0.37         5.73

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/2/95.

(3) PERFORMANCE FOR THE INDEXES IS FROM 11/30/95. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                0.65
DISTRIBUTION (RULE 12b-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.10
OTHER EXPENSES(1)                                              1.50
TOTAL ANNUAL OPERATING EXPENSES                                2.25
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                       (1.25)
NET EXPENSES(2)                                                1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    102        455         969         2,383

JPMorgan FLEMING INTERNATIONAL OPPORTUNTITES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

   WHO MAY WANT TO INVEST

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
   -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   -   WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER

   THE LONG TERM THIS FUND IS NOT DESIGNED FOR INVESTORS
   WHO:
   -   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   -   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and MSCI All Country World Index Free (Ex-U.S.), broad-based market indexes, and Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (Ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998         3.83%
1999        39.90%
2000       -16.21%
2001       -19.06%
2002       -17.23%

BEST QUARTER 4th quarter, 1998        22.08%
---------------------------------------------
WORST QUARTER 3rd quarter, 1998      -21.34%
---------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES) FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1),(2)

                                             PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                              -17.23      -4.00         -3.15
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS              -17.58      -4.66         -3.76
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                          -10.58      -3.36         -2.68
-------------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)(3)                  -15.94      -2.89         -1.86
-------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE
(EX-U.S.) (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)(3)                            -14.67      -2.66         -1.94
-------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(3)                -13.84      -1.65         -0.55
-------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 2/26/97.

(3) PERFORMANCE FOR THE INDEXES IS FROM 2/28/97. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

  MANAGEMENT FEES                                                         0.60
  DISTRIBUTION (RULE 12b-1) FEES                                          NONE
  SHAREHOLDER SERVICE FEES                                                0.10
  OTHER EXPENSES(1)                                                       0.28
  TOTAL ANNUAL OPERATING EXPENSES                                         0.98
  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.06)
  NET EXPENSES(2)                                                         0.92

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.92% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   94         300         530         1,190

JPMorgan FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney (SSB) Primary Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's sector weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one of more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

   WHO MAY WANT TO INVEST

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB PMI Value EPAC Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        24.52%
1994         6.00%
1995         7.96%
1996         8.48%
1997         1.46%
1998        13.62%
1999        30.22%
2000       -17.75%
2001       -21.92%
2002       -17.35%

 BEST QUARTER 4th quarter, 1998        20.21%
 --------------------------------------------
 WORST QUARTER 3rd quarter, 2002      -20.89%
 --------------------------------------------

*PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER
 STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES) FROM 10/4/93 (COMMENCEMENT OF OPERATIONS) TO 9/10/01. PRIOR TO 10/4/93, RETURNS REFLECTS THE PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR.

(1)THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1)

                                                1 YEAR      5 YEARS     10 YEARS
 -------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                                   -17.35      -4.72       2.11
 INSITITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS                   -18.28      -5.87       0.93
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE OF
 FUND SHARES                                    -10.43      -3.75       1.45
 SSB PMI VALUE EPAC INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)(2)      -13.08      -0.89       6.02
 LIPPER INTERNATIONAL FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)(2)                     -13.84      -1.65       5.55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.
(1)SEE FOOTNOTE ON PREVIOUS PAGE.
(2)INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                         0.60
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.10
 OTHER EXPENSES(1)                                                       0.46
 TOTAL ANNUAL OPERATING EXPENSES                                         1.16
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.21)
 NET EXPENSES(2)                                                         0.95

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.95% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   97         325         596         1,370

                    THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming Asia Equity Fund and Fleming European Fund are series of Mutual Fund Group, a Massachusetts business trust. The J.P. Morgan Institutional Funds and Mutual Fund Group (Trusts) are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fleming Asia Equity, Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming European Fund. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decision for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fleming European Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM and JFIMI are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                            FISCAL
 FUND                                       YEAR END     %
 ----------------------------------------------------------
 FLEMING ASIA EQUITY FUND                   10/31/02   0.08

 FLEMING EMERGING MARKET EQUITY FUND        10/31/02   0.89

 FLEMING EUROPEAN FUND                      10/31/02   0.11

 FLEMING INTERNATIONAL OPPORTUNITIES FUND   10/31/02   0.60

 FLEMING INTERNATIONAL VALUE FUND           10/31/02   0.51

THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND
The portfolio management team is led by Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995, Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Richard Cardiff, Vice President of JPMIM, who has been at JPMorgan Chase (or one of its predecessors) since 1995.

FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis, was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has have agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as a shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

Each of the advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

Or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Institutional Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of
Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and           - Stocks have generally             - Under normal circumstances each Fund plans to remain
  performance will fluctuate in           outperformed more stable            fully invested in accordance with its policies.
  response to stock and bond market       investments (such as bonds and      Equity investments may include common stocks,
  movements                               cash equivalents) over the          convertible securities, preferred stocks, depositary
- The value of most bonds will fall       long term                           receipts (such as ADRs and EDRs), trust or
  when interest rates rise; the         - Foreign investments, which          partnership interests, warrants, rights, and
  longer a bonds' maturity and the        represent a major portion of        investment company securities
  lower its credit quality, the more      the world's securities, offer     - Each Fund seeks to limit risk and enhance performance
  its value typically falls               attractive potential                through active management, country allocation and
- A Fund could lose money because of      performance and opportunities       diversification
  foreign government actions,             for diversification               - During severe market downturns, the Funds have the
  political instability, or lack of     - Most bonds will rise in value       option of investing up to 100% of assets in high
  adequate and/or accurate                when interest rates fall            quality short-term instruments
  information                           - Foreign bonds, which represent
- Investment risks tend to be higher      a major portion of the world's
  in emerging markets. These markets      fixed income securities, offer
  also present higher liquidity and       attractive potential
  valuation risks                         performance and opportunities
- Adverse market conditions may from      for diversification
  time to time cause a Fund to take     - Emerging markets can offer
  temporary defensive positions that      higher returns
  are inconsistent with its
  principal investment strategies
  and may hinder the Fund from
  achieving its investment objective

MANAGEMENT CHOICES
- A Fund could underperform its         - A Fund could outperform its       - The advisers focus their active management on
  benchmark due to its securities         benchmark due to these same         securities selection, the area where they believe its
  choices and other management            choices                             commitment to research can most enhance returns
  decisions

FOREIGN CURRENCIES
- Currency exchange rate movements      - Favorable exchange rate           - Except as noted earlier in this prospectus, each Fund
  could reduce gains or create losses     movements could generate gains      manages the currency exposure of its foreign
- Currency risks tend to be higher        or reduce losses                    investments relative to its benchmark and may hedge a
  in emerging markets; these markets                                          portion of its foreign currency exposure into the
  also present higher liquidity and                                           U.S. dollar from time to time (see also "Derivatives")
  valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before    - A Fund can take advantage of      - Each Fund segregates liquid assets to offset leverage
  issue or for delayed delivery, it       attractive transaction              risk
  could be exposed to leverage risk       opportunities
  if it does not segregate liquid
  assets

POTENTIAL RISKS                        POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,         - Hedges that correlate well with    - Each Fund uses derivatives for hedging and for risk
  options, swaps, and forward            underlying positions can reduce      management (i.e., to establish or adjust exposure to
  foreign currency contracts(1) that     or eliminate losses at low cost      particular securities, markets or currencies); risk
  are used for hedging the portfolio   - A Fund could make money and          management may include management of the Fund's
  or specific securities may not         protect against losses if the        exposure relative to its benchmark
  fully offset the underlying            investment analysis proves         - Each Fund only establishes hedges that it expects
  positions and this could result in     correct                              will be highly correlated with underlying positions
  losses to a Fund that would not      - Derivatives that involve           - The Fleming Asia Equity and Fleming European Funds
  have otherwise occurred                leverage could generate              may use derivatives in an effort to produce
- Derivatives used for risk              substantial gains at low cost        increased income or gains
  management or for certain Funds to
  increase a Fund's gain may not
  have the intended effects and may
  result in losses or missed
  opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses

SECURITIES LENDING
- When a Fund lends a security,        - A Fund may enhance income          - Each adviser maintains a list of approved borrowers
  there is a risk that the loaned        through the investment of the      - Each Fund receives collateral equal to at least 100%
  securities may not be returned if      collateral received from the         of the current value of securities loaned plus
  the borrower or the lending agent      borrower                             accrued interest
  defaults                                                                  - The lending agents indemnify the Funds against
- The collateral will be subject to                                           borrower default
  the risks of the securities in                                            - Each adviser's collateral investment guidelines limit
  which it is invested                                                        the quality and duration of collateral investment to
                                                                              minimize losses
                                                                            - Upon recall, the borrower must return the securities
                                                                              loaned within the normal settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty         - These holdings may offer more      - No Fund may invest more than 15% of net assets in
  valuing these holdings precisely       attractive yields or potential       illiquid holdings
- A Fund could be unable to sell         growth than comparable widely      - To maintain adequate liquidity to meet redemptions,
  these holdings at the time or          traded securities                    each Fund may hold high quality short-term
  price it desires                                                            instruments and for temporary or extraordinary
                                                                              purposes, may borrow from banks up to 33 1/3% of the
                                                                              value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                         POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a       - A Fund could realize gains in     - Each Fund generally avoids short-term trading, except
  Fund's brokerage and related costs      a short period of time              to take advantage of attractive or unexpected
- Increased short-term capital gains    - A Fund could protect against        opportunities or to meet demands generated by
  distributions could raise               losses if a stock is                shareholder activity
  shareholders' income tax liability      overvalued and its value later
                                          falls

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING ASIA EQUITY FUND^^

                                                                                     6/28/02**
                                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      10/31/02
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $     15.86
----------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                                           --
     Net Gains in Securities (both realized and unrealized)                              (2.15)
                                                                                   -----------
     Total from Investment Operations                                                    (2.15)
   Less Distributions:
     Dividends from Net Investment Income                                                   --
Net Asset Value, End of Period                                                     $     13.71
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            (13.56%)(A)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                       $     6,463
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------
     Net Expenses                                                                         1.35%
----------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                         0.08%
----------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                          2.53%
----------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements                     (1.10%)
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                    106%
----------------------------------------------------------------------------------------------

^^   Formerly J.P. Morgan Pacific Region Fund.
**   Commencement of offering of class of shares.
(A)  Not annualized.
 #   Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND^^

                                                                     YEAR         YEAR          YEAR          YEAR         YEAR
                                                                    ENDED        ENDED         ENDED         ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                 10/31/02     10/31/01      10/31/00      10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     5.14   $     6.68    $     7.22    $     5.91   $     9.86
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                    0.04^        0.07^         0.02          0.14         0.14!!
     Net Gains or Losses in Securities (both
       realized and unrealized)                                      0.12        (1.60)        (0.50)         1.68        (3.44)
                                                               ----------   ----------    ----------    ----------   ----------
     Total from Investment Operations                                0.16        (1.53)        (0.48)         1.82        (3.30)
   Distributions to Shareholders from:
     Dividends from Net Investment Income                            0.05         0.01          0.06          0.51         0.13
     Distributions from Capital Gains                                  --           --            --            --         0.52
                                                               ----------   ----------    ----------    ----------   ----------
     Total Distributions                                             0.05         0.01          0.06          0.51         0.65
Net Asset Value, End of Period                                 $     5.25   $     5.14    $     6.68    $     7.22   $     5.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         3.04%      (22.98%)       (6.88%)       33.76%      (35.50%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                   $   47,503    $  67,335    $  110,711    $  131,046   $  120,402
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                    1.45%        1.45%         1.45%         1.42%        1.46%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                    0.83%        1.07%         0.46%         0.99%        1.43%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                     1.77%        1.64%         1.55%         1.52%        1.54%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers
       and Reimbursements                                            0.51%        0.88%         0.36%         0.89%        1.35%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                              69%          76%           65%           87%          44%
-------------------------------------------------------------------------------------------------------------------------------

^^   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
 ^   Calculated based upon average shares outstanding.
!!   Based on amounts prior to Statement of Position 93-2 adjustments.
 #   Short periods have been annualized.
 ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

JPMORGAN FLEMING EUROPEAN FUND^^

                                                                                           YEAR       9/10/01**
                                                                                          ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                                                       10/31/02        10/31/01
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $      12.99    $      13.14
---------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                                          0.24^          (0.05)^
     Net Gains or Losses in Securities (both realized and unrealized)                      0.10           (0.10)
                                                                                   ------------    ------------
     Total from Investment Operations                                                      0.34           (0.15)
   Less Distributions:
     Dividends from Net Investment Income                                                    --              --
     Distributions from Capital Gains                                                        --              --
                                                                                   ------------    ------------
     Total Distributions                                                                     --              --
Net Asset Value, End of Period                                                     $      13.33    $      12.99
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                               2.62%          (1.14%)(A)
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                       $      6,305    $      4,740
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                          1.00%           1.00%
---------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                          1.81%          (2.60%)
---------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                           2.25%           3.34%!
---------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements                       0.56%          (4.94%)!
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                   1,021%            564%
---------------------------------------------------------------------------------------------------------------

^^   Formerly Chase Vista European Fund.
 ^   Calculated based upon average shares outstanding.
**   Commencement of offering of class of shares.
(A)  Not annualized.
 #   Short periods have been annualized.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^^

                                                           YEAR      12/1/00           YEAR         YEAR        YEAR    2/26/97*
                                                          ENDED      THROUGH          ENDED        ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                       10/31/02  10/31/01***       11/30/00     11/30/99    11/30/98    11/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    8.64    $   11.39      $   12.92    $   10.11   $    9.94   $   10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                          0.09         0.12^          0.08         0.25        0.22        0.07
     Net Gains or Losses in Securities (both
       realized and unrealized)                           (1.08)       (2.60)         (1.42)        2.88        0.05       (0.13)
                                                      ---------    ---------      ---------    ---------   ---------   ---------
     Total from investment operations                     (0.99)       (2.48)         (1.34)        3.13        0.27       (0.06)
   Less Distributions:
     Dividends from Net Investment Income                  0.10         0.11           0.19         0.32        0.10          --
     Distributions from Capital Gains                        --         0.16             --           --          --          --
                                                      ---------    ---------      ---------    ---------   ---------   ---------
     Total Distributions                                   0.10         0.27           0.19         0.32        0.10          --
Net Asset Value, End of Period                        $    7.55    $    8.64      $   11.39    $   12.92   $   10.11   $    9.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (11.67%)     (22.24%)(A)    (10.55%)      31.87%       2.69%       0.60%(A)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)          $ 209,286    $ 231,048      $ 461,016    $ 370,268   $ 323,918   $ 211,229
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          0.92%        0.94%          0.91%        0.94%       0.99%       0.99%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          1.21%        1.25%          0.84%        0.76%       1.13%       1.35%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements           0.98%        0.95%          0.91%        0.95%       1.02%       1.17%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without
       Waivers and Reimbursements                          1.15%        1.24%          0.84%        0.75%       1.10%       1.17%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                   121%         110%            86%          80%        143%         72%
--------------------------------------------------------------------------------------------------------------------------------

 ^^  Formerly J.P.Morgan Institutional International Opportunities Fund.
***  The Fund changed its fiscal year end from November 30 to October 31.
  ~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
  ^  Calculated based upon average shares outstanding.
(A)  Not annualized.
  #  Short periods have been annualized.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND^^

                                                                      YEAR          YEAR          YEAR          YEAR          YEAR
                                                                     ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $      8.28   $     12.28   $     13.56   $     11.21   $     11.39
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                     0.06^         0.07^         0.05          0.19          0.32
     Net Gains or Losses in Securities (both realized and
      unrealized)                                                    (1.19)        (3.02)        (0.66)         2.51          0.20
                                                               -----------   -----------   -----------   -----------   -----------
     Total from Investment Operations                                (1.13)        (2.95)        (0.61)         2.70          0.52
   Less Distributions:
     Dividends from Net Investment Income                             0.13            --          0.16          0.35          0.35
     Distributions from Capital Gains                                   --          1.05          0.51            --          0.35
                                                               -----------   -----------   -----------   -----------   -----------
     Total Distributions                                              0.13          1.05          0.67          0.35          0.70
Net Asset Value, End of Period                                 $      7.02   $      8.28   $     12.28   $     13.56   $     11.21
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        (13.89%)      (26.06%)       (5.16%)       24.70%         4.95%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                   $    28,644   $   142,590   $   432,785   $   471,195   $   366,991
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                     0.95%         0.92%         0.95%         0.95%         0.97%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                     0.91%         0.70%         0.50%         0.81%         0.92%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                      1.16%         0.93%         0.95%         0.95%         0.97%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers
      and Reimbursements                                              0.70%         0.69%         0.50%         0.81%         0.92%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                               138%           85%           80%           70%           74%
----------------------------------------------------------------------------------------------------------------------------------

^^   Formerly JPMorgan International Equity Fund.
 ^   Calculated based upon average shares outstanding.
 #   Short periods have been annualized.
 ~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

                      This page intentionally left blank.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose nonpublic personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 766-7722.

             THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


         The Funds' Investment Company Act File Nos. for each Fund are:

           Fleming Asia Equity Fund                           811-05151
           Fleming Emerging Markets Equity Fund               811-07342
           Fleming European Fund                              811-05151
           Fleming International Opportunities Fund           811-07342
           Fleming International Value Fund                   811-07342

          (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                   PR-INTEQI-203

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN INTERNATIONAL
EQUITY FUNDS
SELECT CLASS SHARES


FLEMING ASIA EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Asia Equity Fund                                         1

Fleming Emerging Markets Equity Fund                             9

Fleming European Fund                                           16

Fleming International Equity Fund                               23

Fleming International Opportunities Fund                        30

Fleming International Value Fund                                37

The Funds' Management and Administration                        43

How Your Account Works                                          46

   Buying Fund Shares                                           46

   Selling Fund Shares                                          47

   Exchanging Fund Shares                                       48

   Other Information Concerning the Funds                       48

   Distributions and Taxes                                      49

Risk and Reward Elements                                        50

Financial Highlights                                            52

How To Reach Us                                         Back cover

JPMorgan FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.

THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short term instruments, repurchase agreements or equity securities of companies in countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risks management or in an effort to produce increased income or gains. Derivatives may also be asked as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD
UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OFTRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, certain political and economic events occur or if it believes that more attractive opportunities are available.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANYBANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUNDS SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries of the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  -  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002            -15.96

BEST QUARTER 1st quarter, 2002                      5.38%
-----------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                   -16.52%
-----------------------------------------------------------

* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 6/28/02, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shares performance over time for periods ended December 31, 2002*,(1),(2)

                                                               1 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                     -15.83     -9.87
------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                                  -15.83     -9.87
------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                       -9.72      -7.88
------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST FREE EX JAPAN INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                   -9.23      10.75
------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(3)                           -8.67       7.88
------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/1/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                1.00
DISTRIBUTION (RULE 12b-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.25
OTHER EXPENSES(1)                                              1.65
----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                2.90
FEE WAIVER AND
EXPENSE REIMBURSEMENT(2)                                      (1.40)
----------------------------------------------------------------------
NET EXPENSES(2)                                                1.50
----------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    153        766         1,405       3,123
-----------------------------------------------------------------------------

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  -   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -7.58%
1995       -10.03%
1996         8.50%
1997        -7.63%
1998       -30.79%
1999        59.10%
2000       -30.36%
2001        -4.67%
2002        -9.22%

BEST QUARTER 4th quarter, 1999                          25.83%
-----------------------------------------------------------------
WORST QUARTER 2nd quarter, 1998                        -23.69%
-----------------------------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO CURRENT EXPENSES OF THE SELECT CLASS SHARES) FROM 11/15/93 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1),(2)

                                                    1 YEAR        5 YEARS       LIFE OF FUND
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         -9.22         -7.88         -4.59
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   -9.43         -8.56         -5.13
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           -5.66         -6.38         -3.73
--------------------------------------------------------------------------------------------
 MSCI EMERING MARKETS EQUITY FREE INDEX
 (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)(3)                        -6.00         -4.58         -2.99
--------------------------------------------------------------------------------------------
 LIPPER EMERGING MARKET FUNDS
 AVERAGE (REFLECTS NO DEDUCTION FOR TAXES)(3)       -5.08         -4.47         -3.48
--------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.

(2) THE FUND COMMENCED OPERATIONS ON 11/15/93.
(3) PERFORMANCE FOR THE INDEXES IS FROM 11/30/93. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         1.00
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.79
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         2.04
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.29)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.75
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   178        582         1,043       2,321
------------------------------------------------------------------------------

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates, or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser to the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing the Fund, the sub-adviser seeks to identify those western European countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser tries to identify companies within those countries and sectors that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996         28.10%
1997         21.38%
1998         28.17%
1999         36.06%
2000        -14.73%
2001        -12.35%
2002         -7.49%

BEST QUARTER 4th quarter, 1999                          33.36%
-----------------------------------------------------------------
WORST QUARTER 2nd quarter, 1998                        -16.97%
-----------------------------------------------------------------

* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART PRIOR TO 2002, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shares performance over time for periods ended December 31, 2002*,(1),(2)

                                               1 YEAR       5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES      -7.49          3.84          9.47
---------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                -7.62          3.19          7.71
---------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        -4.47          3.12          7.20
---------------------------------------------------------------------------------
MSCI EUROPE INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)(3)                -18.38         -2.26          4.65
---------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX (REFLECTS
NO DEDUCTION FOR TAXES)(3)                     -17.43         -0.37          5.73
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.

(2) THE FUND COMMENCED OPERATIONS ON 11/2/95.
(3) PERFORMANCE FOR THE INDEXES IS FROM 11/30/95. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEE                                                          0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICES FEE                                                0.25
OTHER EXPENSES(1)                                                       1.53
-----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         2.43
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.93)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.50

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,
-   5% return each year, and

-   net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
WITH OR WITHOUT REDEMPTION)     153        574         1,122       2,620
----------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL EQUITY FUND
(FORMERLY JPMORGAN SELECT INTERNATIONAL EQUITY FUND)

RISK/RETURN SUMMARY
For a more detail discussion of the Fund's main risks, please see pages 50-51.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which
are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

The adviser of the Fund is JPMFAM (USA). In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer located in one country but the security is denominated in the currency of another.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

  WHO MAY WANT TO INVEST

  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and five years and the life of the Fund. It compares that performance to the MSCI Index EAFE, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -4.15%
1995         9.83%
1996        10.45%
1997         5.11%
1998        13.54%
1999        39.16%
2000       -16.59%
2001       -16.99%
2002       -12.29%

BEST QUARTER 4th quarter, 1999                                27.13%
---------------------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                              -19.71%
---------------------------------------------------------------------

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF TWO COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2)

                                             PAST 1 YEAR   PAST 5 YEARS        LIFE OF THE FUND
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN
BEFORE TAXES                                 -12.29        -0.82               2.34
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                 -12.49        -2.19                N/A(3)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -7.46        -0.67                N/A(3)
-----------------------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS NO DEDUCTION
FORFEES, EXPENSES FOR TAXES)(4)              -15.94        -2.89               1.77
-----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(4)         -13.84        -1.65               4.10
-----------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 5/31/93.
(3) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(4) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                       1.00
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.29
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.54
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.29)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.25
--------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREED THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSET THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns for the Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR    3 YEARS     5 YEARS      10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   127        458         812         1,810
---------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be fluctuate in response to movements international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the MSCI All Country World Index Free (Ex-U.S.), broad-based market indexes, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (Ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        3.47%
1999       40.05%
2000      -16.40%
2001      -19.61%
2002      -17.37%

BEST QUARTER 4th quarter, 1998        21.81%
--------------------------------------------
WORST QUARTER 3rd quarter, 1998      -21.38%
--------------------------------------------

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A RETAIL FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SIMILAR TO THE CURRENT EXPENSES OF THE SELECT CLASS SHARES) FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1),(2)

                                                   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES              -17.37         -4.25         -3.40
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                        -17.71         -5.07         -4.15
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                   -10.66         -3.58         -2.90
-------------------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)(3)                             -15.94         -2.89         -1.86
-------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)(3)                                            -14.67         -2.66         -1.94
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX (REFLECTS
NO DEDUCTION FOR TAXES)(3)                              -13.84         -1.65         -0.55
-------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 2/26/97.
(3) PERFORMANCE FOR THE INDEXES IS FROM 2/28/97.INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.37
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.02)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.20
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      122         383         666        1,474
--------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney (SSB) Primary Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's sector weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to SSB PMI Value EPAC Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993       24.37%
1994        5.65%
1995        7.59%
1996        8.41%
1997        1.17%
1998       13.48%
1999       29.92%
2000      -18.05%
2001      -22.47%
2002      -17.62%

BEST QUARTER 4th quarter, 1998           20.23%
WORST QUARTER 3rd quarter, 2002         -20.92%

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A RETAIL FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF THE SELECT CLASS SHARES) FROM 10/3/93 (FORMER FEEDER FUND COMMENCEMENT OF OPERATIONS) TO 9/10/01. PRIOR TO 10/3/93, RETURNS REFLECT THE PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1)

                                                        PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN BEFORE TAXES                    -17.62          -5.05           1.81
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER
TAXES ON DISTRIBUTIONS                                       -18.53          -8.02          -0.77
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER
TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES                                                  -10.59          -4.24           0.95
-------------------------------------------------------------------------------------------------
SSB PMI VALUE EPAC INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)(2)                    -13.08          -0.89           6.02
-------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)(2)                         -13.84          -1.65           5.55
-------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.64
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.49
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.08)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.41

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   144        455         798         1,765
--------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming International Equity Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The Fleming Asia Equity Fund and Fleming European Fund are series of Mutual Fund Group, a Massachusetts business trust. The J.P. Morgan Institutional Funds, Mutual Fund Select Group and Mutual Fund Group (Trusts) are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser for the Fleming Asia Equity, Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. It makes the day-to-day investment decisions for Fleming Emerging Market Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming International Equity and Fleming European Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decision for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House,8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Fund and Fleming International Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ECZY9AQ.

JPMIM and JFIMI are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                              FISCAL
FUND                          YEAR END        %
-------------------------------------------------
FLEMING ASIA FUND             10/31/02       0.08
-------------------------------------------------
FLEMING EMERGING MARKETS
EQUITY FUND                   10/31/02       0.89
-------------------------------------------------
FLEMING EUROPEAN FUND         10/31/02       0.11
-------------------------------------------------
FLEMING INTERNATIONAL
EQUITY FUND                   10/31/02       0.50
-------------------------------------------------
FLEMING INTERNATIONAL
OPPORTUNITIES FUND            10/31/02       0.60
-------------------------------------------------
FLEMING INTERNATIONAL
VALUE FUND                    10/31/02       0.51
-------------------------------------------------

THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND
The portfolio management team is led by Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995, Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Richard Cardiff, Vice President of JPMIM, who has been at JPMorgan Chase (or one of its predecessors) since 1995.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is led by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1991 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis, was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously,

Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

Each of advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House
(ACH) transaction is received together with a completed application or other instructions in proper form. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.

MINIMUM INVESTMENTS

First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of these and other Funds without regard to this minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and performance    - Stocks have generally outperformed        - Under normal circumstances each Fund
  will fluctuate in response to stock and      more stable investments (such as bonds      plans to remain fully invested in
  bond market movements                        and cash equivalents) over the long term    accordance with its policies. Equity
- The value of most bonds will fall when     - Foreign investments, which represent a      investments may include common stock,
  interest rates rise; the longer a bond's     major portion of the world's                convertible securities, preferred
  maturity and the lower its credit            securities, offer attractive potential      stocks, depositary receipts (such as
  quality, the more its value typically        performance and opportunities for           ADRs and EDRs), trust or partnership
  falls                                        diversification                             interests, warrants, rights, and
- A Fund could lose money because of for-    - Most bonds will rise in value when          investment company securities
  eign government actions, political           interest rates fall                       - Each Fund seeks to limit risk and
  instability, or lack of adequate           - Foreign bonds, which represent a major      enhance performance through active
  and/or accurate information                  portion of the world's fixed income         management, country allocation and
- Investment risks tend to be higher in        securities, offer attractive                diversification
  emerging markets. These markets also         potential performance and                 - During severe market downturns, each
  present higher liquidity and valuation       opportunities for diversification           Fund has the option of investing up to
  risks                                      - Emerging markets can offer higher           100% of assets in high quality
- Adverse market conditions may from time      returns                                     short-term instruments
  to time cause a Fund to take temporary
  defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder a
  Fund from achieving its investment
  objective

MANAGEMENT CHOICES
- A Fund could underperform its benchmark    - A Fund could outperform its benchmark     - The advisers focus their active
  due to its securities choices and other      due to these same choices                   management on securities selection, the
  management decisions                                                                     area where it believes its commitment
                                                                                           to research can most enhance  returns

FOREIGN CURRENCIES
- Currency exchange rate movements could     - Favorable exchange rate movements         - Except as noted earlier in this
  reduce gains or create losses                could generate gains or reduce losses       prospectus, each Fund manages the cur-
- Currency and investment risks tend to                                                    rency exposure of its foreign
  be higher in emerging markets; these                                                     investments relative to its benchmark
  markets also present higher liquidity                                                    and may hedge a portion of its foreign
  and valuation risks                                                                      currency exposure into the U.S. dollar
                                                                                           from time to time (see also
                                                                                           "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before         - A Fund can take advantage of              - Each Fund segregates liquid assets to
  issue or for delayed delivery, it could      attractive transaction opportunities        offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with           - Each Fund uses derivatives for hedging
  swaps, and forward foreign currency          underlying positions can reduce or          and for risk management (i.e., to
  contracts(1) that are used for hedging       eliminate losses at low cost                establish or adjust exposure to
  the portfolio or specific securities may     particular securities, markets or         - Each Fund only establishes hedges that
  not fully offset the underlying              currencies); risk management may            they expect will be highly correlated
  positions and this could result in           include management of a Fund's exposure     with underlying positions
  losses to the Fund that would not have       relative to its benchmark.                - The Fleming Asia Equity, Fleming
  otherwise occurred                         - A Fund could make money and protect         European and Fleming International
- Derivatives used for risk management or      against losses if the investment            Equity Funds may use derivatives
  for certain Funds to increase the            analysis proves correct                     in an effort to produce increased
  Fund's gain may not have the intended      - Derivatives that involve leverage           gains.
  effects and may result in losses or          could generate substantial gains at low
  missed opportunities                         cost
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses.

SECURITIES LENDING
- When a Fund lends a security, there is     - A Fund may enhance income through the     - Each adviser maintains a list of
  a risk that the loaned securities may        investment of the collateral received       approved borrowers
  not be returned if the borrower or the       from the borrower                         - A Fund receives collateral equal to at
  lending agent defaults                                                                   least 100% of the current value of
- The collateral will be subject to the                                                    securities loaned plus accrued interest
  risks of the securities in which it is                                                 - The lending agents indemnify a Fund
  invested                                                                                 against borrower default
                                                                                         - Each adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing       - These holdings may offer more             - No Fund may invest more than 15% of
  these holdings precisely                     attractive yields or potential growth       net assets in illiquid holdings
- A Fund could be unable to sell these         than comparable widely traded securities  - To maintain adequate liquidity to meet
  holdings at the time or price it desires     redemptions, each Fund may hold high        (including repurchase agreements and
                                               quality short-term instruments              reverse repurchase agreements) and, for
                                                                                           temporary or extraordinary purposes,
                                                                                           may borrow from banks up to 33 1/3% of
                                                                                           the value of its total assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - A Fund could realize gains in a short     - Each Fund generally avoids short-term
  brokerage and related costs                  period of time                              trading, except to take advantage of
- Increased short-term capital gains         - A Fund could protect against losses if      attractive or unexpected opportunities
  distributions could raise shareholders'      a stock is overvalued and its value         or to meet demands generated by
  income tax liability                         later falls                                 shareholder activity

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMorgan FLEMING ASIA EQUITY FUND^^

                                                                                                    6/28/02**
                                                                                                      Through
PER SHARE OPERATING PERFORMANCE:                                                                     10/31/02
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                 $  15.86
-------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                                                                          --

     Net Gains in Securities (both realized and unrealized)                                             (2.15)

     Total from Investment Operations                                                                   (2.15)

   Less Distributions:

     Dividends from Net Investment Income                                                                  --

Net Asset Value, End of Period                                                                       $  13.71
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                           (13.56%)(a)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                                         $ 14,043
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                        1.50%
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                       (0.03%)
-------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                                         2.58%
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements                                    (1.11%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                   106%
-------------------------------------------------------------------------------------------------------------

 ^^ Formerly J.P. Morgan Pacific Region Fund.

 ** Commencement of offering of class of shares.

(a) Not annualized.
  # Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND^^@

                                                                  YEAR           YEAR          YEAR           YEAR          YEAR
                                                                 ENDED          ENDED         ENDED          ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00       10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    5.13      $    6.73     $    7.28     $     5.88    $     9.20
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                 0.03^         0.05^          0.02           0.08        0.11!!
     Net Gains or Losses in Securities (both realized and
       unrealized)                                                0.12          (1.61)        (0.53)          1.72         (3.35)!!
                                                             ---------      ---------     ---------     ----------    ----------
     Total from Investment Operations                             0.15          (1.56)        (0.51)          1.80         (3.24)
                                                             ---------      ---------     ---------     ----------    ----------
   Distributions to Shareholders From:
     Dividends from Net Investment Income                         0.05           0.04          0.04           0.40          0.08
                                                             ---------      ---------     ---------     ----------    ----------
Net Asset Value, End of Period                               $    5.23      $    5.13     $    6.73     $     7.28    $     5.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      2.75%        (23.23%)       (7.12%)        33.00%       (35.54%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                 $  18,660      $  22,253     $  34,204     $   35,786    $   23,387
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 1.75%          1.75%         1.75%          1.75%         1.76%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                 0.56%          0.78%         0.15%          0.73%         1.24%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  2.04%          2.11%         1.96%          1.87%         1.82%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and
       Reimbursements                                             0.27%          0.42%        (0.06%)         0.61%         1.18%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                           69%            76%           65%            87%           44%
--------------------------------------------------------------------------------------------------------------------------------

^^ Formerly J.P. Morgan Emerging Markets Equity Fund.

 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.

 ^ Calculated based upon average shares outstanding.
 !!Based on amounts prior to Statement of Position 93-2 adjustments.
 ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

JPMORGAN FLEMING EUROPEAN FUND^^

                                                                                 YEAR     9/10/01**
                                                                                ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                             10/31/02      10/31/01
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $   12.97     $   13.14
---------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                                 0.14^         --^
     Net Gains or losses in Securities (both realized and unrealized)            0.15         (0.17)
                                                                            ---------     ---------
     Total from Investment Operations                                            0.29         (0.17)
                                                                            ---------     ---------
   Less Distributions:
     Dividends from Net Investment Income                                          --            --
     Distributions from Capital Gains                                              --            --
                                                                            ---------     ---------
     Total Distributions                                                           --            --
Net Asset Value, End of Period                                              $   13.26     $   12.97
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     2.24%        (1.29%)(a)
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                $   8,461     $   6,063
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------
     Net Expenses                                                                1.50%         1.50%
---------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                                1.06%        (0.06%)
---------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                 2.43%         3.74%!
---------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements             0.13%        (2.30%)!
---------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                         1,021%          564%
---------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based upon average shares outstanding.
 ** Commencement of offering of class of shares.
(a) Not annualized.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND^^@

                                                                  YEAR           YEAR          YEAR           YEAR          YEAR
                                                                 ENDED          ENDED         ENDED          ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00       10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   21.20      $   32.00     $   33.33     $    27.79    $    29.45
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                 0.21^          0.39          0.15           0.33          0.41
     Net Gains or Losses in Securities (both realized and
       unrealized)                                               (1.84)         (6.35)         1.05           5.94          0.90
                                                             ---------      ---------     ---------     ----------    ----------
     Total from Investment Operations                            (1.63)         (5.96)         1.20           6.27          1.31
   Less Distributions:
     Dividends from Net Investment Income                         0.12           0.18          0.13           0.73          1.24
     Distributions from Capital Gains                               --           4.66          2.40             --          1.73
                                                             ---------      ---------     ---------     ----------    ----------
     Total Distributions                                          0.12           4.84          2.53           0.73          2.97
                                                             ---------      ---------     ---------     ----------    ----------
Net Asset Value, End of Period                               $   19.45      $   21.20     $   32.00     $    33.33    $    27.79
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (7.74%)       (21.62%)        2.71%         22.83%         4.80%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                 $ 247,426      $ 181,296     $ 226,248     $  223,339    $  220,937
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 1.03%          1.00%         0.66%          0.06%         0.05%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                 1.03%          0.87%         0.38%          1.14%         1.71%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                    1.54%          1.54%         1.50%          1.31%         1.34%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits                        0.52%          0.33%        (0.46%)        (0.11%)        0.42%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                             20%            33%          149%           141%          150%
--------------------------------------------------------------------------------------------------------------------------------

^^ Formerly Chase Vista Select International Equity Fund, prior to 2/28/01 and
   JPMorgan Select International Equity Fund, prior to 1/31/03.

 @ On November 20, 1998, the Fund underwent a "6 shares for 1" split of shares.
   Prior periods have been restated to reflect the split.
 # Short periods have been annualized.
 ^ Calculated based upon average shares outstanding.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^^@

                                                   YEAR        12/1/00            YEAR          YEAR         YEAR     2/26/97*
                                                  ENDED        THROUGH           ENDED         ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02    10/31/01***        11/30/00      11/30/99     11/30/98     11/30/97
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    8.64      $   11.81       $   13.41     $   10.45    $   10.32    $   10.41
------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                  0.08          0.08^            0.14          0.22         0.24         0.06
     Net Gains or Losses in Securities (both
       realized and unrealized)                   (1.10)         (2.65)          (1.58)         3.05        (0.01)       (0.15)
                                              ---------      ---------       ---------     ---------    ---------    ---------
     Total from Investment Operations             (1.02)         (2.57)          (1.44)         3.27         0.23        (0.09)
                                              ---------      ---------       ---------     ---------    ---------    ---------
   Less Distributions:
     Dividends from Net Investment Income          0.09           0.32            0.16          0.31         0.10           --
     Distributions from Capital Gains                --           0.28              --            --           --           --
                                              ---------      ---------       ---------     ---------    ---------    ---------
     Total Distributions                           0.09           0.60            0.16          0.31         0.10           --
                                              ---------      ---------       ---------     ---------    ---------    ---------
Net Asset Value, End of Period                $    7.53      $    8.64       $   11.81     $   13.41    $   10.45    $   10.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (11.98%)       (22.66%)(a)     (10.87%)       32.13%        2.30%       (0.80%)(a)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)  $  33,428      $  37,271       $  79,408     $  67,543    $  55,050    $  62,939
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                  1.20%          1.27%           1.21%         1.18%        1.20%        1.20%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                  0.89%          0.85%           0.55%         0.47%        0.96%        1.08%
------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and
       Reimbursements                                1.22%          1.27%           1.21%         1.24%        1.24%        1.51%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without
       Waivers and Reimbursements                  0.87%          0.85%           0.55%         0.41%        0.92%        0.77%
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                           121%           110%             86%           80%         143%          72%
------------------------------------------------------------------------------------------------------------------------------

^^  Formerly J.P. Morgan International Opportunities Fund.
 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
*** The Fund changed its fiscal year end from November 30 to October 31.
  * Commencement of operations.
^   Calculated based upon average shares outstanding.
(a) Not annualized.
 #  Short periods have been annualized.
~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND^^@

                                                                  YEAR           YEAR          YEAR           YEAR          YEAR
                                                                 ENDED          ENDED         ENDED          ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00       10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    8.28      $   16.08      $  18.70     $    15.91    $    16.53
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                 0.07^         0.02^          0.27           0.24          0.51
     Net Gains or Losses in Securities (both realized and
       unrealized)                                               (1.22)         (3.39)        (1.07)          3.47          0.21
                                                             ---------      ---------      --------     ----------    ----------
     Total from Investment Operations                            (1.15)         (3.37)        (0.80)          3.71          0.72
                                                             ---------      ---------      --------     ----------    ----------
   Less Distributions:
     Dividends from Net Investment Income                         0.12           1.14          0.24           0.47          0.63
     Distributions from Capital Gains                               --           3.29          1.58           0.45          0.71
                                                             ---------      ---------      --------     ----------    ----------
     Total Distributions                                          0.12           4.43          1.82           0.92          1.34
                                                             ---------      ---------      --------     ----------    ----------
Net Asset Value, End of Period                               $    7.01      $    8.28      $  16.08     $    18.70    $    15.91
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (14.09%)       (26.66%)       (5.49%)        24.41%         4.87%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                 $  16,905      $  21,307      $ 55,445     $   64,860    $   76,472
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 1.29%          1.40%         1.30%          1.21%         1.17%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                 0.85%          0.20%         0.15%          0.55%         0.73%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  1.49%          1.40%         1.30%          1.21%         1.17%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and
       Reimbursements                                             0.65%          0.20%         0.15%          0.55%         0.73%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                          138%            85%           80%            70%           74%
--------------------------------------------------------------------------------------------------------------------------------

^^ Formerly JPMorgan International Equity Fund.
 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
 ^ Calculated based upon average shares outstanding.
 ~ Prior to September 10, 2001, IVF invested all of its investable assets in The
   International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

                       This page intentionally left blank.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

         The Funds' Investment Company Act File Nos. for each Fund are:

         Fleming Asia Equity Fund                            811-05151
         Fleming Emerging Markets Equity Fund                811-07340
         Fleming European Fund                               811-05151
         Fleming International Equity Fund                   811-07843
         Fleming International Opportunities Fund            811-07342
         Fleming International Value Fund                    811-07342

          (C) J.P. Morgan Chase &Co. All Rights Reserved. February 2003

                                                                   PR-INTEQS-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A AND CLASS B SHARES

FLEMING INTERNATIONAL GROWTH FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming International Growth Fund                      1

The Fund's Management and Administration              10

How Your Account Works                                11

   Know Which Classes to Buy                          11

   About Sales Charges                                11

   Buying Fund Shares                                 12

   Selling Fund Shares                                14

   Exchanging Fund Shares                             14

   Other Information Concerning the Fund              15

   Distributions and Taxes                            16

Shareholder Services                                  17

Risk and Reward Elements for the Funds                18

Financial Highlights                                  20

How To Reach Us                               Back cover

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 18-19.

THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. The Fund may, from time to time, also invest in securities of U.S. issuers.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund will sell securities if the sub-adviser, J.P. Morgan Fleming Assets Management (London) Limited (JPMFAM (London)), believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the sub-adviser will sell securities of issuers doing business in countries that the sub-adviser believes do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of sectors and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moodys), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high quality money-market instruments and repurchase agreements, and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in U.S. government debt securities. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various market risks or in effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)). The sub-adviser will emphasize companies with medium and large market capitalizations, yielding a median market capitalization that results in placement within the large cap universe, based on the Morningstar criterion of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's sub-adviser will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. It may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the sub-adviser's criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser also will seek to identify those countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser will try to identify companies within those countries and sectors that are poised to take advantage of such political and economic conditions. The Fund's sub-adviser will continually review economic and political events in the countries in which the Fund invests.

The Fund's sub-adviser will seek to select at least three issuers in several countries other than the United States. In selecting countries, under normal circumstances, the sub-adviser will invest up to one half of the Fund's assets in continental Europe, and up to one quarter of the Fund's assets in both Japan and the United Kingdom. This allocation may change at any time.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will decrease the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevent regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index, a broad-based market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2001     -20.07%
2002     -20.18%

BEST QUARTER 4th quarter, 2001     17.18%
------------------------------------------
WORST QUARTER 3rd quarter, 2002   -23.72%

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2002(1),(2)

                                                             PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                       -24.79          -22.40
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS       -24.79          -22.42
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                     -15.22          -17.44
--------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                       -24.48          -21.65
--------------------------------------------------------------------------------------------
 MSCI EAFE GROWTH INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)(3)                                 -16.02          -20.42
--------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)(3)                                     -13.84          -16.63
--------------------------------------------------------------------------------------------

The after-tax returns are shown only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 12/29/00.
(3) PERFORMANCE FOR THE INDEXES IS FROM 12/31/00. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

Expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*                 5.75%               NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                      NONE                5.00%

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                          CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                           1.00                1.00

 DISTRIBUTION (RULE 12b-1) FEES            0.25                0.75

 SHAREHOLDER SERVICES FEES                 0.25                0.25

 OTHER EXPENSES(1)                         5.70                5.69

 TOTAL ANNUAL OPERATING EXPENSES           7.20                7.69

 FEE WAIVER AND EXPENSES
 REIMBURSEMENT(2)                         (5.20)              (5.19)

 NET EXPENSES(2)                           2.00                2.50

(1) "OTHER EXPENSES" ARE BASED ON THE EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 2.00% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Classes A and B of 2.00% and 2.50%, respectively, through 2/28/04 and 3.00% and 3.50%, respectively, thereafter through 2/28/13.

This example is for comparison only; the actual returns of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES*($)             766        1,361       1,979       3,636

 CLASS B SHARES**($)            753        1,281       1,932       3,596***

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES($)              253        981         1,732       3,596***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fleming International Growth Fund is a series of Mutual Fund Group (Trust), a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUND'S INVESTMENT ADVISER

JPMFAM(USA) is the investment adviser for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (London) is the sub-adviser to the Fund. It makes the day to day investment decisions for the Fund. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMFAM (USA) and JPMFAM (London) are a wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser waived its entire fee.

THE PORTFOLIO MANAGERS

FLEMING INTERNATIONAL GROWTH FUND

James Fisher and Chee Chow are both Vice Presidents at JPMFAM (London).
Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1991 in numerous investment roles. Prior to joining JPMFAM (London), he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at JPMFAM (London) since September 1992 and over this period has had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the Fund since August 2000. Mr. Chow has managed the Fund since May 2000.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as a shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and the J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates to Class A and B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors.

The following chart shows the sales charges for the Fund:

TOTAL SALES CHARGE

                                    AS % OF THE       AS %
                                    OFFERING          OF NET
 AMOUNT OF                          PRICE             AMOUNT
 INVESTMENT                         PER SHARE         INVESTED
--------------------------------------------------------------
 LESS THAN $100,000                 5.75              6.10
 $100,000 BUT UNDER $250,000        3.75              3.90
 $250,000 BUT UNDER $500,000        2.50              2.56
 $500,000 BUT UNDER $1 MILLION      2.00              2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into

Class A Shares at the beginning of the ninth year after you bought them.

YEAR          DEFERRED SALES CHARGE
------------------------------------------
 1            5%
------------------------------------------
 2            4%
------------------------------------------
 3            3%
------------------------------------------
 4            3%
------------------------------------------
 5            2%
------------------------------------------
 6            1%
------------------------------------------
 7            NONE
------------------------------------------
 8            NONE
------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you do not want to pay an up-front sales charge Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or Class B Shares, the price of the shares is based on the net asset value per share (NAV) of the class. NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your orders. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its class's NAV may differ from quoted or published prices for the same securities.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

 TYPE OF                    INITIAL            ADDITIONAL
 ACCOUNT                    INVESTMENT         INVESTMENTS
------------------------------------------------------------
 REGULAR ACCOUNT            $ 2,500            $ 100

 SYSTEMATIC
 INVESTMENT PLAN(1)         $ 1,000            $ 100

 IRAs                       $ 1,000            $ 100

 SEP-IRAs                   $ 1,000            $ 100

 EDUCATION IRAs             $   500            $ 100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell your shares. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange share of one JPMorgan fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to Opass throughO to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares another on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

RISK AND REWARD ELEMENTS FOR THE FUND

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- The Fund's share price and performance      - Stocks have generally outperformed more   - Under normal circumstances the Fund
  will fluctuate in response to stock           stable investments (such as bonds and       plans to remain fully invested, with
  market movements                              cash equivalents) over the long term        at least 65% in stocks; stock
- The Fund could lose money because of        - Foreign investments, which represent a      investments may include convertible
  foreign government actions, political         major portion of the world's                securities, preferred stocks,
  instability, or lack of adequate and/or       securities, offer attractive potential      depositary receipts (such as ADRs and
  accurate information                          performance and opportunities for           EDRs), trust or partnership interests,
- Investment risks tend to be higher in         diversification                             warrants, rights, and investment
  emerging markets. These markets also        - Emerging markets can offer higher           company securities
  present higher liquidity and valuation        returns                                   - The Fund seeks to limit risk and
  risks                                                                                     enhance performance through active
- Adverse market conditions may from time                                                   management, country allocation and
  to time cause the Fund to take temporary                                                  diversification
  defensive positions that are inconsistent                                               - During severe market downturns, the
  with its principal investment strategies                                                  Fund has the option of investing up to
  and may hinder the Fund from achieving                                                    100% of assets in high quality
  its investment objective                                                                  short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its benchmark   - The Fund could outperform its benchmark   - The adviser focuses its active
  due to its securities choices and other       due to these same choices                   management on securities selection,
  management decisions                                                                      the area where it believes its
                                                                                            commitment to research can most
                                                                                            enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements could      - Favorable exchange rate movements could   - Except as noted earlier in this
  reduce gains or create losses                 generate gains or reduce losses             prospectus, the Fund manages the
- Currency risks tend to be higher in                                                       currency exposure of its foreign
  emerging markets; these markets also                                                      investments relative to its benchmark
  present higher liquidity and valuation                                                    and may hedge a portion of its foreign
  risks                                                                                     currency exposure into the U.S. dollar
                                                                                            from time to time (see also
                                                                                            "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before        - The Fund can take advantage of            - The Fund segregates liquid assets to
  issue or for delayed delivery, it could       attractive transaction opportunities        offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets

POTENTIAL RISKS                               POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with           - The Fund uses derivatives, such as
  swaps, and forward foreign currency           underlying positions can reduce or          futures, options, swaps, and forward
  contracts(1) that are used for hedging        eliminate losses at low cost                foreign currency contracts, for
  the portfolio or specific securities may    - The Fund could make money and protect       hedging and for risk management (i.e.,
  not fully offset the underlying positions     against losses if the investment            to establish or adjust exposure to
  and this could result in losses to the        analysis proves correct                     particular securities, markets or
  Fund that would not have otherwise          - Derivatives that involve leverage could     currencies); risk management may
  occurred                                      generate substantial gains at low cost      include management of the Fund's
- Derivatives used for risk management or                                                   exposure relative to its benchmark.
  to increase the Fund's gain may not have                                                  The Fund may also use derivatives in
  the intended effects and may result in                                                    an effort to produce increased gains.
  losses or missed opportunities                                                          - The Fund only establishes hedges that
- The counterparty to a derivatives                                                         it expects will be highly correlated
  contract could default                                                                    with underlying positions
- Derivatives that involve leverage could                                                 - While the Fund may use derivatives
  magnify losses                                                                            that incidentally involve leverage, it
- Certain types of derivatives involve                                                      does not use them for the specific
  costs to the Fund which can reduce returns                                                purpose of leveraging its portfolio
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized
  by the Fund, accelerate recognition of
  income to the Fund, affect the holding
  period of the Fund's assets and defer
  recognition of certain of the Fund's
  losses.

SECURITIES LENDING
- When the Fund lends a security, there is    - The Fund may enhance income through the   - The adviser maintains a list of
  a risk that the loaned securities may not     investment of the collateral received       approved borrowers
  be returned if the borrower or the            from the borrower                         - The Fund receives collateral equal to
  lending agent defaults                                                                    at least 100% of the current value of
- The collateral will be subject to the                                                     securities loaned plus accrued interest
  risks of the securities in which it is                                                  - The lending agents indemnify the Fund
  invested                                                                                  against borrower default
                                                                                          - The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses
                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing      - These holdings may offer more             - The Fund may not invest more than 15%
  these holdings precisely                      attractive yields or potential growth       of net assets in illiquid holdings
- The Fund could be unable to sell these        than comparable widely traded securities  - To maintain adequate liquidity to meet
  holdings at the time or price it desires                                                  redemptions, the Fund may hold high
                                                                                            quality short-term instruments and for
                                                                                            temporary or extraordinary purposes,
                                                                                            may borrow from banks up to 33 1/3% of
                                                                                            the value of its total assets
SHORT-TERM TRADING
- Increased trading could raise the Fund's    - The Fund could realize gains in a short   - The Fund generally avoids short-term
  brokerage and related costs                   period of time                              trading, except to take advantage of
- Increased short-term capital gains          - The Fund could protect against losses       attractive or unexpected opportunities
  distributions could raise shareholders'       if a stock is overvalued and its value      or to meet demands generated by
  income tax liability                          later falls                                 shareholder activity

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND^^

                                                                                CLASS A                        CLASS B
                                                                                -------                        -------
                                                                             YEAR     12/29/00*             YEAR     12/29/00*
                                                                            ENDED       THROUGH            ENDED       THROUGH
                                                                         10/31/02      10/31/01         10/31/02      10/31/01
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                    $    7.22     $   10.00        $    7.19     $   10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                           (0.01)        (0.01)           (0.04)        (0.04)
     Net Gains or Losses in Securities (both realized and unrealized)       (0.96)        (2.76)           (0.95)        (2.77)
     Total from Investment Operations                                       (0.97)        (2.77)           (0.99)        (2.81)
   Less Distributions:

     Dividends from Net Investment Income                                      --          0.01               --            --
Net Asset Value, End of Period                                          $    6.25     $    7.22        $    6.20     $    7.19
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                            (13.43)%      (27.68)(2)%      (13.77)%      (28.10)(2)%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (000 omitted)                            $   2,543     $   2,922        $     634     $     719
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                            2.00%         2.00%            2.50%         2.50%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                           (0.12)%       (0.11)%          (0.62)%       (0.51)%
------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                             7.20%         5.19%            7.69%         5.66%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements        (5.32)%       (3.30)%          (5.81)%       (3.67)%
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                        73%           35%              73%           35%
------------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista International Growth Fund.
  * Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Not annualized.
  # Short periods have been annualized.

                       This page intentionally left blank.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File No. is 811-5151

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                    PR-FIGAB-203

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN INTERNATIONAL
EQUITY FUNDS

CLASS A AND CLASS B SHARES

FLEMING INTERNATIONAL SMALL CAP EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming International Small Cap Equity Fund                   1

The Fund's Management and Administration                      8

How Your Account Works                                        9

   About Sales Charges                                        9

   Buying Fund Shares                                        10

   Selling Fund Shares                                       12

   Exchanging Fund Shares                                    12

   Other Information Concerning the Fund                     13

   Distributions and Taxes                                   14

Shareholder Services                                         15

Risk and Reward Elements for the Fund                        16

How To Reach Us                                      Back cover

     JPMorgan FLEMING INTERNATIONAL SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 16-17.

THE FUND'S OBJECTIVE

The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion, at the time of purchase, that the Fund's sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), believes have strong earnings growth potential. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund will sell securities if the sub-adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's sub-adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The Fund's sub-adviser will try to choose a wide range of industries and companies.

Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. It also may invest in unrated securities of comparable quality. These debt securities may be issued by non-U.S. or U.S. issuers.

Debt securities may be in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar nor invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may also invest in privately placed securities.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy. The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (London) bases stock selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the sub-adviser's regional investment teams. The overall regional allocation process will be controlled centrally whilst individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a `growth bias' in security selection.

Typically, companies meeting the sub-adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the sub-adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of Fund's total assets in Japan, the United Kingdom and the Pacific Region (ex. Japan). This allocation may change at any time.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, the Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG-TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES

The estimated expenses of the Class A and B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*         5.75%              NONE
-----------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                               NONE               5.00%
-----------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                                  CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------
MANAGEMENT FEES                                   1.00               1.00
-----------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                    0.25               0.75
-----------------------------------------------------------------------------------
SHAREHOLDER SERVICES FEES                         0.25               0.25
-----------------------------------------------------------------------------------
OTHER EXPENSES(1)                                 2.15               2.15
-----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                   3.65               4.15
-----------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)         (1.90)             (1.90)
-----------------------------------------------------------------------------------
NET EXPENSES(2)                                   1.75               2.25
-----------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR CLASS A AND B SHARES, RESPECTIVELY, THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

This example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                          1 YEAR    3 YEARS
---------------------------------------------------------------------------
CLASS A SHARES*($)                                        743      1,463
---------------------------------------------------------------------------
CLASS B SHARES**($)                                       728      1,388
---------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                                              1 YEAR    3 YEARS
-------------------------------------------------------------------------------
CLASS B SHARES($)                                             228      1,088
-------------------------------------------------------------------------------

 *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

     THE FUND'S MANAGEMENT AND ADMINISTRATION

JPMorgan Fleming International Small Cap Equity Fund is a series of Mutual Fund Group (the "Trust"), a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, England ELZ9YAQ.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS

The portfolio management team is led by Howard Williams, managing director, who has been with JPMFAM (London) since 1994, and Sandeep Bhargava, vice president, who has been with JPMFAM (London) since 1997. Prior to 1997, Mr. Bhargava was a product manager for Jardine Fleming in Asia.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates to Class A and B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to Class B Shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                              AS% OF THE      AS %
                                              OFFERING        OF NET
AMOUNT OF                                     PRICE           AMOUNT
INVESTMENT                                    PER SHARE       INVESTED
----------------------------------------------------------------------
LESS THAN $100,000                            5.75            6.10
----------------------------------------------------------------------
$100,000 BUT UNDER $250,000                   3.75            3.90
----------------------------------------------------------------------
$250,000 BUT UNDER $500,000                   2.50            2.56
----------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION                 2.00            2.04
----------------------------------------------------------------------

There is no sales charge for investments of $1 million or more in the Fund.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR     DEFERRED SALES CHARGE
------------------------------
1          5%
------------------------------
2          4%
------------------------------
3          3%
------------------------------
4          3%
------------------------------
5          2%
------------------------------
6          1%
------------------------------
7        NONE
------------------------------
8        NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you do not want to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares is the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or Class B Shares, the price of the shares is based on the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transactions is received together with a completed application or other instructions in proper form. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at its market price but if market prices are unavailable or do not represent a security's value at the time of pricing then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its Classes NAV may differ from quoted or published prices for the same securities.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

TYPE OF                INITIAL            ADDITIONAL
ACCOUNT                INVESTMENT         INVESTMENTS
-----------------------------------------------------
REGULAR ACCOUNT        $ 2,500            $ 100
-----------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)     $ 1,000            $ 100
-----------------------------------------------------
IRAS                   $ 1,000            $ 100
-----------------------------------------------------
SEP-IRAS               $ 1,000            $ 100
-----------------------------------------------------
EDUCATION IRAS         $   500            $ 100
-----------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares-General.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell your shares. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-   you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

You have three options for your distributions. You may:

-   reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

     SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semi-annually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B Shares.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                                  POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-  The Fund's share price and performance will   -  Stocks have generally outperformed      -  Under normal circumstances the Fund
   fluctuate in response to stock market            more stable investments (such as           plans to remain fully invested,
   movements                                        bonds and cash equivalents) over the       with at least 80% in stocks; stock
-  The Fund could lose money because of             long-term                                  investments may include convertible
   foreign government actions, political         -  Foreign investments, which represent       securities, preferred stocks,
   instability, or lack of adequate and/or          a major portion of the world's             depositary receipts (such as ADRs
   accurate information                             securities, offer attractive               and GDRs), trust or partnership
-  Investment risks tend to be higher in            potential performance and                  interests, warrants, rights, and
   emerging markets. These markets also             opportunities for diversification          investment company securities
   present higher liquidity and valuation        -  Emerging markets can offer higher       -  The Fund seeks to limit risk and
   risks                                            returns                                    enhance performance through active
-  Adverse market conditions may from time to                                                  management, country allocation and
   time cause the Fund to take temporary                                                       diversification
   defensive positions that are inconsistent                                                -  During severe market downturns, the
   with its principal investment strategies                                                    Fund has the option of investing up
   and may hinder the Fund from achieving its                                                  to 100% of assets in
   investment objective                                                                        investment-grade short-term
                                                                                               securities

MANAGEMENT CHOICES
-  The Fund could underperform its benchmark     -  The Fund could outperform its           -  The adviser focuses its active
   due to its securities choices and other          benchmark due to these same choices        management on securities selection,
   management decisions                                                                        the area where it believes its
                                                                                               commitment to research can most
                                                                                               enhance returns

FOREIGN CURRENCIES
-  Currency exchange rate movements could        -  Favorable exchange rate movements       -  The Fund typically maintains full
   reduce gains or create losses                    could generate gains or reduce losses      currency exposure to those markets
-  Currency risks tend to be higher in                                                         in which it invests
   emerging markets; these markets also
   present higher liquidity and valuation
   risks

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When the Fund buys securities before issue    -  The Fund can take advantage of          -  The Fund segregates liquid assets
   or for delayed delivery, it could be             attractive transaction opportunities       to offset leverage risk
   exposed to leverage risk if it does not
   segregate liquid assets

POTENTIAL RISKS                                  POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options, and     -  Hedges that correlate well with         -  The Fund may use derivatives, such as
   forward foreign currency contracts(1) that       underlying positions can reduce or         futures, options, and forward foreign
   are used for hedging the portfolio or            eliminate losses at low cost               currency contracts, for hedging and
   specific securities may not fully offset      -  The Fund could make money and              for risk management (i.e., to
   the underlying positions and this could          protect against losses if the              establish or adjust exposure to
   result in losses to the Fund that would not      investment analysis proves correct         particular securities, markets or
   have otherwise occurred                       -  Derivatives that involve leverage          currencies); risk management may
-  Derivatives used for risk management or to       could generate substantial gains at        include management of the Fund's
   increase the Fund's gain may not have the        low cost                                   exposure relative to its benchmark.
   intended effects and may result in losses                                                   The Fund may also use derivatives to
   or missed opportunities                                                                     increase its gain.
-  The counterparty to a derivatives contract                                               -  The Fund only establishes hedges that
   could default                                                                               it expects will be highly correlated
-  Derivatives that involve leverage could                                                     with underlying positions
   magnify losses                                                                           -  While the Fund may use derivatives
-  Certain types of derivatives involve costs                                                  that incidentally involve leverage,
   to the Fund which can reduce returns                                                        it does not use them for the specific
-  Derivatives used for non-hedging purposes                                                   purpose of leveraging its portfolio
   can cause loss that exceed the original
   investment
-  Derivatives may, for tax purposes, affect
   the character of gain and loss realized by
   the Fund, accelerate recognition of income
   to the Fund, affect the holding period of
   the Fund's assets and defer recognition of
   certain of the Fund's losses.

SECURITIES LENDING
-  When the Fund lends a security, there is a    -  The Fund may enhance income through     -  The adviser maintains a list of
   risk that the loaned securities may not be       the investment of the collateral           approved borrowers
   returned if the borrower or the lending          received from the borrower              -  The Fund receives collateral equal to
   agent defaults                                                                              at least 100% of the current value of
-  The collateral will be subject to the risks                                                 securities loaned
   of the securities in which it is invested                                                -  The lending agents indemnify the Fund
                                                                                               against borrower default
                                                                                            -  The adviser's collateral investment
                                                                                               guidelines limit the quality and
                                                                                               duration of collateral investment to
                                                                                               minimize losses
                                                                                            -  Upon recall, the borrower must return
                                                                                               the securities loaned within the
                                                                                               normal settlement period

ILLIQUID HOLDINGS
-  The Fund could have difficulty valuing        -  These holdings may offer more           -  The Fund may not invest more than 15%
   these holdings precisely                         attractive yields or potential             of net assets in illiquid holdings
-  The Fund could be unable to sell these           growth than comparable widely           -  To maintain adequate liquidity to
   holdings at the time or price it desires         traded securities                          meet redemption, the Fund may hold
                                                                                               investment-grade short-term
                                                                                               securities for temporary or
                                                                                               extraordinary purposes, may borrow
                                                                                               from banks up to 33 1/3% of the value
                                                                                               of its total assets

SHORT-TERM TRADING
-  Increased trading could raise the Fund's      -  The Fund could realize gains in a       -  The Fund generally avoids short-term
   brokerage and related costs                      short period of time                       trading, except to take advantage of
-  Increased short-term capital gains            -  The Fund could protect against             attractive or unexpected
   distributions could raise shareholders'          losses if a stock is overvalued and        opportunities or to meet demands
   income tax liability                             its value later falls                      generated by shareholder activity

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                       This page intentionally left blank.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File No. is 811-5151

       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                  PR-FISCEAB-203

PROSPECTUS FEBRUARY 28, 2003

JPMORGAN INTERNATIONAL EQUITY FUNDS

SELECT CLASS SHARES

FLEMING INTERNATIONAL SMALL CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming International Small Cap Equity Fund            1

The Fund's Management and Administration               6

How Your Account Works                                 7

  Buying Fund Shares                                   7

  Selling Fund Shares                                  8

  Exchanging Fund Shares                               8

  Other Information Concerning the Fund                9

  Distributions and Taxes                              9

Risk and Reward Elements for the Fund                 11

How To Reach Us                               Back cover

     JPMORGAN FLEMING INTERNATIONAL SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 11-12.

THE FUND'S OBJECTIVE
The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion, at the time of purchase, that the Fund's sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), believes have strong earnings growth potential. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund will sell securities if the sub-adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's sub-adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The Fund's sub-adviser will try to choose a wide range of industries and companies.

Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. It also may invest in unrated securities of comparable quality. These debt securities may be issued by non-U.S. or U.S. issuers.

Debt securities may be in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar nor invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use in derivatives, which are financial instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may also invest in privately placed securities.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
JPMFAM (London), bases stock selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the sub-adviser's regional investment teams. The overall regional allocation process will be controlled centrally, while individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.

Typically, companies meeting the sub-adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the sub-adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of Fund's total assets in Japan, United Kingdom and the Pacific Region (ex Japan). This allocation may change at any time.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THIS FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG-TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         1.00
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICES FEES                                               0.25
OTHER EXPENSES(1)                                                       1.65
TOTAL ANNUAL OPERATING EXPENSES                                         2.90
----------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                               (1.40)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.50
----------------------------------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR SELECT CLASS SHARES, THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

This example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual cost may be higher or lower.

                                                      1 YEAR      3 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            153          766
-------------------------------------------------------------------------

     THE FUND'S MANAGEMENT AND ADMINISTRATION

JPMorgan Fleming International Small Cap Equity Fund is a series of Mutual Fund Group (the "Trust"), a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York,
NY 10036.

JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, England ELZ9YAQ.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS
The portfolio management team is led by Howard Williams, managing director, who has been with JPMFAM (London) since 1994, and Sandeep Bhargava, vice president, who has been with JPMFAM (London) since 1997. Prior to 1997, Mr. Bhargava was a product manager for Jardine Fleming in Asia.

THE FUND'S ADMINISTRATOR

The JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the Fund class owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at its market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its Class' NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE).

You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transactions is received together with a completed application or other instructions in proper form.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Fund.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to buy shares in this Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund
Shares.

Your purchase will be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to sell Fund shares. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                              POTENTIAL REWARDS                                POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- The Fund's share price and performance     - Stocks have generally outperformed more        - Under normal circumstances the Fund
  will fluctuate in response to stock          stable investments (such as bonds and cash       plans to remain fully invested, with
  market movements                             equivalents) over the long-term                  at least 80% in stocks; stock
- The Fund could lose money because of       - Foreign investments, which represent a           investments may include convertible
  foreign government actions, political        major portion of the world's securities,         securities, preferred stocks,
  instability, or lack of adequate and/or      offer attractive potential performance and       depositary receipts (such as ADRs
  accurate information                         opportunities for diversification                and GDRs), trust or partnership
- Investment risks tend to be higher in      - Emerging markets can offer higher returns        interests, warrants, rights, and
  emerging markets. These markets also                                                          investment company securities
  present higher liquidity and valuation                                                      - The Fund seeks to limit risk and
  risks                                                                                         enhance performance through active
- Adverse market conditions may from time                                                       management, country allocation and
  to time cause the Fund to take temporary                                                      diversification
  defensive positions that are inconsistent                                                   - During severe market downturns, the
  with its principal investment strategies                                                      Fund has the option of investing up
  and may hinder the Fund from achieving                                                        to 100% of assets in
  its investment objective                                                                      investment-grade short-term
                                                                                                securities

MANAGEMENT CHOICES
- The Fund could underperform its benchmark  - The Fund could outperform its benchmark due    - The adviser focuses its active
  due to its securities choices and other      to these same choices                            management on securities selection,
  management decisions                                                                          the area where it believes its
                                                                                                commitment to research can most
                                                                                                enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements could     - Favorable exchange rate movements could        - The Fund typically maintains full
  reduce gains or create losses                generate gains or reduce losses                  currency exposure to those markets
- Currency risks tend to be higher in                                                           in which it invests
  emerging markets; these markets also
  present higher liquidity and valuation
  risks

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before       - The Fund can take advantage of attractive      - The Fund segregates liquid assets to
  issue or for delayed delivery, it could      transaction opportunities                        offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets

DERIVATIVES
- Derivatives such as futures, options, and  - Hedges that correlate well with underlying     - The Fund may use derivatives, such
  forward foreign currency contracts(1)        positions can reduce or eliminate losses at      as futures, options, and forward
  that are used for hedging the portfolio      low cost                                         foreign currency contracts, for
  or specific securities may not fully                                                          hedging and for risk management
  offset the underlying positions and this                                                      (i.e., to establish or adjust
  could result in losses to the Fund that                                                       exposure to particular securities,
  would not have otherwise occurred                                                             markets or currencies); risk
                                                                                                management may include management of
                                                                                                the Fund's exposure relative to its
                                                                                                benchmark. The Fund may also use
                                                                                                derivatives to increase its gain.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                                POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
- Derivatives used for risk management or    - The Fund could make money and protect          - The Fund only establishes hedges
  to increase the Fund's gain may not have     against losses if the investment analysis        that it expects will be highly
  the intended effects and may result in       proves correct                                   correlated with underlying positions
  losses or missed opportunities             - Derivatives that involve leverage could        - While the Fund may use derivatives
- The counterparty to a derivatives            generate substantial gains at low cost           that incidentally involve leverage,
  contract could default                                                                        it does not use them for the
- Derivatives that involve leverage could                                                       specific purpose of leveraging its
  magnify losses                                                                                portfolio
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives used for non-hedging purposes
  can cause loss that exceed the original
  investment
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized
  by the Fund, accelerate recognition of
  income to the Fund, affect the holding
  period of the Fund's assets and defer
  recognition of certain of the Fund's
  losses.

SECURITIES LENDING
- When the Fund lends a security, there is   - The Fund may enhance income through the        - The adviser maintains a list of
  a risk that the loaned securities may not    investment of the collateral received from       approved borrowers
  be returned if the borrower or the           the borrower                                   - The Fund receives collateral equal
  lending agent defaults                                                                        to at least 100% of the current
- The collateral will be subject to the                                                         value of securities loaned
  risks of the securities in which it is                                                      - The lending agents indemnify the
  invested                                                                                      Fund against borrower default
                                                                                              - The adviser's collateral investment
                                                                                                guidelines limit the quality and
                                                                                                duration of collateral investment to
                                                                                                minimize losses
                                                                                              - Upon recall, the borrower must
                                                                                                return the securities loaned within
                                                                                                the normal settlement period

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing     - These holdings may offer more attractive       - The Fund may not invest more than
  these holdings precisely                     yields or potential growth than comparable       15% of net assets in illiquid
- The Fund could be unable to sell these       widely traded securities                         holdings
  holdings at the time or price it desires                                                    - To maintain adequate liquidity to
                                                                                                meet redemption, the Fund may hold
                                                                                                investment-grade short-term
                                                                                                securities for temporary or
                                                                                                extraordinary purposes, may borrow
                                                                                                from banks up to 33 1/3% of the
                                                                                                value of its total assets

SHORT-TERM TRADING
- Increased trading could raise the Fund's   - The Fund could realize gains in a short        - The Fund generally avoids short-term
  brokerage and related costs                  period of time                                   trading, except to take advantage of
- Increased short-term capital gains         - The Fund could protect against losses if a       attractive or unexpected
  distributions could raise shareholders'      stock is overvalued and its value later          opportunities or to meet demands
  income tax liability                         falls                                            generated by shareholder activity

                       This page intentionally left blank.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File No. is 811-5151

          (C) J.P. Morgan Chase &Co. All Rights Reserved. February 2003

                                                                   PR-FISCES-203

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN INTERNATIONAL EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

FLEMING INTERNATIONAL SMALL CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming International Small Cap Equity Fund                1

The Fund's Management and Administration                   7

How Your Account Works                                     8

  Buying Fund Shares                                       8

  Selling Fund Shares                                      9

  Exchanging Fund Shares                                   9

  Other Information Concerning the Fund                    9

  Distributions and Taxes                                 10

Risk and Reward Elements for the Fund                     12

How To Reach Us                                   Back cover

     JPMorgan FLEMING INTERNATIONAL SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 12-13.

THE FUND'S OBJECTIVE

The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion, at the time of purchase, that the Fund's sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), believes have strong earnings growth potential. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund will sell securities if the sub-adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's sub-adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The Fund's sub-adviser will try to choose a wide range of industries and companies.

Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. It also may invest in unrated securities of comparable quality. These debt securities may be issued by non-U.S. or U.S. issuers.

Debt securities may be in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar nor invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may also invest in privately placed securities.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (London) bases stock selection is based on company fundamentals.

The investment process is designed to capture the stock picking skills of the sub-adviser's regional investment teams. The overall regional allocation process will be controlled centrally, while individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a `growth bias' in security selection.

Typically, companies meeting the sub-adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the sub-adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of Fund's total assets in Japan, the United Kingdom and the Pacific Region (ex Japan). This allocation may change at any time.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, the Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG-TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           1.40
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             2.50
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                   (1.15)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.35
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35%, OF THE FUND'S AVERAGE DAILY NET ASSETS FOR INSTITUTIONAL CLASS SHARES, THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

This example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Institutional Class Shares and your actual cost may be higher or lower.

                                                      1 YEAR    3 YEARS
-----------------------------------------------------------------------
YOUR COST($)
(WITH OR WITHOUT REDEMPTION)                          137       669
-----------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

JPMorgan Fleming International Small Cap Equity Fund is a series of Mutual Fund Group (the "Trust"), a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York,
NY 10036.

JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, England ELZ9YAQ.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS

The portfolio management team is led by Howard Williams, managing director, who has been with JPMFAM (London) since 1994, and Sandeep Bhargava, vice president, who has been with JPMFAM (London) since 1997. Prior to 1997, Mr. Bhargava was a product manager for Jardine Fleming in Asia.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the Fund class owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at its market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its Class' NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE).

You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transactions is received together with a completed application or other instructions in proper form.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Fund.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

All purchases of Institutional Class shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

Or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum of $3,000,000 worth of Institutional Class shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares.

Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM

Tell your firm you want to sell Fund shares. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine.

Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                                  POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-  The Fund's share price and performance        -  Stocks have generally outperformed more     -  Under normal circumstances the
   will fluctuate in response to stock market       stable investments (such as bonds and          Fund plans to remain fully
   movements                                        cash equivalents) over the long-term           invested, with at least 80% in
                                                                                                   stocks; stock investments may
-  The Fund could lose money because of          -  Foreign investments, which represent a         include convertible securities,
   foreign government actions, political            major portion of the world's securities,       preferred stocks, depositary
   instability, or lack of adequate and/or          offer attractive potential performance and     receipts (such as ADRs and
   accurate information                             opportunities for diversification              GDRs), trust or partnership
                                                                                                   interests, warrants, rights,
-  Investment risks tend to be higher in         -  Emerging markets can offer higher returns      and investment company
   emerging markets. These markets also                                                            securities
   present higher liquidity and valuation risks
                                                                                                -  The Fund seeks to limit risk
-  Adverse market conditions may from time                                                         and enhance performance through
   to time cause the Fund to take temporary                                                        active management, country
   defensive positions that are inconsistent                                                       allocation and diversification
   with its principal investment strategies
   and may hinder the Fund from achieving                                                       -  During severe market downturns,
   its investment objective                                                                        the Fund has the option of
                                                                                                   investing up to 100% of assets
                                                                                                   in investment-grade short-term
                                                                                                   securities

MANAGEMENT CHOICES
-  The Fund could underperform its               -  The Fund could outperform its benchmark     -  The adviser focuses its active
   benchmark due to its securities choices          due to these same choices                      management on securities
   and other management decisions                                                                  selection, the area where it
                                                                                                   believes its commitment to
                                                                                                   research can most enhance
                                                                                                   returns

FOREIGN CURRENCIES
-  Currency exchange rate movements could        -  Favorable exchange rate movements could     -  The Fund typically maintains
   reduce gains or create losses                    generate gains or reduce losses                full currency exposure to those
                                                                                                   markets in which it invests
-  Currency risks tend to be higher in emerging
   markets; these markets also present
  higher liquidity and valuation risks

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When the Fund buys securities before          -  The Fund can take advantage of attractive   -  The Fund segregates liquid
   issue or for delayed delivery, it could be       transaction opportunities                      assets to offset leverage risk
   exposed to leverage risk if it does not
   segregate liquid assets

DERIVATIVES
-  Derivatives such as futures, options, and     -  Hedges that correlate well with underlying  -  The Fund may use derivatives,
   forward foreign currency contracts(1) that       positions can reduce or eliminate              such as futures, options, and
   are used for hedging the portfolio or            losses at low cost                             forward foreign currency
   specific securities may not fully offset the                                                    contracts, for hedging and for
   underlying positions and this could result                                                      risk management (i.e., to
   in losses to the Fund that would not have                                                       establish or adjust exposure to
   otherwise occurred                                                                              particular securities, markets
                                                                                                   or currencies); risk management
                                                                                                   may include management of the
                                                                                                   Fund's exposure relative to its
                                                                                                   benchmark. The Fund may also
                                                                                                   use derivatives to increase its
                                                                                                   gain.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                       POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------

-  Derivatives used for risk          -  The Fund could make money and      -  The Fund only establishes
   management or to increase the         protect against losses if the         hedges that it expects will be
   Fund's gain may not have the          investment analysis proves            highly correlated with
   intended effects and may result       correct                               underlying positions
   in losses or missed                -  Derivatives that involve           -  While the Fund may use
   opportunities                         leverage could generate               derivatives that incidentally
-  The counterparty to a                 substantial gains at low cost         involve leverage, it does not
   derivatives contract could                                                  use them for the specific
   default                                                                     purpose of leveraging its
-  Derivatives that involve                                                    portfolio
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to the Fund which
   can reduce returns
-  Derivatives used for
   non-hedging purposes can cause
   loss that exceed the original
   investment
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by
   the Fund, accelerate
   recognition of income to the
   Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the
   Fund's losses.

SECURITIES LENDING
-  When the Fund lends a security,    -  The Fund may enhance income        -  The adviser maintains a list of
   there is a risk that the loaned       through the investment of the         approved borrowers
   securities may not be returned        collateral received from the       -  The Fund receives collateral
   if the borrower or the lending        borrower                              equal to at least 100% of the
   agent defaults                                                              current value of securities
-  The collateral will be subject                                              loaned
   to the risks of the securities                                           -  The lending agents indemnify
   in which it is invested                                                     the Fund against borrower
                                                                               default
                                                                            -  The adviser's collateral
                                                                               investment guidelines limit the
                                                                               quality and duration of collateral
                                                                               investment to minimize losses
                                                                            -  Upon recall, the borrower must
                                                                               return the securities loaned
                                                                               within the normal settlement
                                                                               period

ILLIQUID HOLDINGS
-  The Fund could have difficulty     -  These holdings may offer more      -  The Fund may not invest more
   valuing these holdings                attractive yields or potential        than 15% of net assets in
   precisely                             growth than comparable widely         illiquid holdings
-  The Fund could be unable to           traded securities                  -  To maintain adequate liquidity
   sell these holdings at the time                                             to meet redemption, the Fund
   or price it desires                                                         may hold investment-grade
                                                                               short-term securities for
                                                                               temporary or extraordinary
                                                                               purposes, may borrow from banks
                                                                               up to 33 1/3% of the value of
                                                                               its total assets


SHORT-TERM TRADING
-  Increased trading could raise      -  The Fund could realize gains in    -  The Fund generally avoids
   the Fund's brokerage and              a short period of time                short-term trading, except to
   related costs                      -  The Fund could protect against        take advantage of attractive or
-  Increased short-term capital          losses if a stock is overvalued       unexpected opportunities or to
   gains distributions could raise       and its value later falls             meet demands generated by
   shareholders' income tax                                                    shareholder activity
   liability

                       This page intentionally left blank.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-766-7722.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, Delaware 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-5151

       (C)2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                   PR-FISCEI-203

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2003

                               MUTUAL FUND GROUP
                              JPMORGAN FOCUS FUND
                          JPMORGAN H&Q TECHNOLOGY FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
February 28, 2003, offering shares of JPMorgan Focus Fund and JPMorgan H&Q Technology Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:

1-800-348-4782
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121

                                                                 SAI-FFHQMFG-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------
General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   16
Portfolio Transactions and Brokerage Allocation...   20
Performance Information...........................   21
Net Asset Value...................................   23
Purchases, Redemptions and Exchanges..............   25
Distributions: Tax Matters........................   30
Trustees..........................................   34
Officers..........................................   38
Codes of Ethics...................................   39
Adviser...........................................   39
Administrator.....................................   41
Distributor.......................................   42
Distribution Plan.................................   43
Custodian.........................................   45
Transfer Agent....................................   45
Shareholder Servicing.............................   45
Independent Accountants...........................   47
General Information...............................   47
Financial Statements..............................   50
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1

                                    GENERAL

    This Statement of Additional Information (the "SAI") relates only to the JPMorgan Focus Fund and JPMorgan H&Q Technology Fund (each a "Fund," collectively, the "Funds"). Each Fund is a separate series of Mutual Fund Group, an open-end management investment company formed as a Massachusetts business trust on May 11, 1987 (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds, offered in separate statements of additional information. The Trustees of the Trust have authorized the issuance and sale of shares as follows: Focus Fund (Select Class, Class A, Class B and Class C Shares) and H&Q Technology Fund (Class A, Class B and Class C Shares).

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                            FORMER NAME
--------                                            -----------
JPMorgan Focus Fund (Focus Fund)                    Chase Vista Focus Fund
JPMorgan H&Q Technology Fund                        Chase Vista H&Q Technology Fund
  (H&Q Technology Fund)

    This SAI describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their investment needs.

    This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are advised by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, the Trust's administrator (the "Administrator"), an affiliate of the Adviser or, any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

    The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include: (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

    BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the Investment Company Act of 1940, as amended ("1940 Act") to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

    FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the categories BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the adviser to be of comparable quality.

    INDEXED INVESTMENTS. The Funds may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    SECURITIES LOANS. To the extent specified in the Prospectuses, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security, and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the considerations to be earned from such loans justifies the risk.

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    INVESTMENT COMPANY SECURITIES.  Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

    The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

    Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

    OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may purchase, sell or exercise call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

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    INTEREST RATE AND CURRENCY TRANSACTIONS.  A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to their limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Neither of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; and

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

    For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that:

        (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS

    INTERNATIONAL INVESTING. Investment in the securities of international countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

    The securities markets of many international countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign investment in the securities markets of certain international countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

    The economies of individual international countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging international securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

    LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case for funds that invest in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these securities, the Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Distributions: Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited.

    Transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates.

    The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:

                                          FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                              10/31/01           10/31/02
                                          -----------------  -----------------
Focus Fund                                          147%               120%
H&Q Technology Fund*                                 69%               115%

  * During the fiscal year ended October 31, 2002, certain portfolio holdings were sold in order to obtain lower risk stocks. This contributed to the higher portfolio turnover rate for the most recent fiscal year.

    In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

    The Funds paid brokerage commissions as detailed below:

                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                         10/31/00           10/31/01           10/31/02
                                     -----------------  -----------------  -----------------
Focus Fund                                $76,782            $93,164            $20,565
H&Q Technology Fund                            --              1,463              8,983

                            PERFORMANCE INFORMATION

    From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.

    Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):
            P (1 + T) TO THE POWER OF N = ERV

        Average annual total returns (after taxes on distributions):
            P (1 + T) TO THE POWER OF N = ATV(D)

        Average annual total returns (after taxes on distributions and sale of Fund shares):
            P (1 + T) TO THE POWER OF N = ATV(DR)

Where:            P  =  a hypothetical initial payment of
                        $1,000.
                  T  =  average annual total return (before
                        taxes, after taxes on
                        distributions, or after taxes on
                        distributions and sale of Fund
                        shares, as applicable).
                  n  =  number of years
                ERV  =  ending redeemable value of a
                        hypothetical $1,000 payment made at
                        the beginning of the 1-, 5-, or
                        10-year periods at the end of the
                        1-, 5-, or 10-year periods (or
                        fractional portion).
              ATV(D) =  ending value of a hypothetical
                        $1,000 payment made at the
                        beginning of the 1-,5-, or 10-year
                        periods at the end of the 1-,5-, or
                        10-year periods (or fractional
                        portion), after taxes on fund
                        distributions but not after taxes
                        on redemption.
             ATV(DR) =  ending value of a hypothetical
                        $1,000 payment made at the
                        beginning of the 1-, 5-, or 10-year
                        periods at the end of the 1-, 5-,
                        or 10-year periods (or fractional
                        portion), after taxes on fund
                        distributions and redemption.

    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL YEAR ENDED 10/31/02* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                        DATE OF
                                                           SINCE          FUND
                                        ONE YEAR        INCEPTION**    INCEPTION*
                                     ---------------  ---------------  ----------
FOCUS FUND
Class A Shares--before taxes                 -26.06%          -17.06%   06/30/98
Class A Shares--after taxes on
  distributions                              -26.06%          -17.07%
Class A Shares--after taxes on
  distributions and sale of fund
  shares                                     -16.00%          -12.68%
Class B Shares--before taxes                 -25.97%          -16.82%
Class B Shares--after taxes on
  distributions                              -25.97%          -16.82%
Class B Shares--after taxes on
  distributions and sale of fund
  shares                                     -15.94%          -12.52%
Class C Shares--before taxes                 -22.85%          -16.44%
Class C Shares--after taxes on
  distributions                              -22.85%          -16.44%
Class C Shares--after taxes on
  distributions and sale of fund
  shares                                     -14.03%          -12.26%
Select Shares--before taxes                  -21.62%          -15.74%
Select Shares--after taxes on
  distributions                              -21.62%          -15.76%
Select Shares--after taxes on
  distributions and sale of fund
  shares                                     -13.27%          -11.78%

H&Q TECHNOLOGY FUND
Class A Shares--before taxes                 -54.70%          -66.40%   09/20/00
Class A Shares--after taxes on
  distributions                              -54.70%          -66.40%
Class A Shares--after taxes on
  distributions and sale of fund
  shares                                     -33.59%          -45.27%
Class B Shares--before taxes                 -54.45%          -66.09%
Class B Shares--after taxes on
  distributions                              -54.45%          -66.09%
Class B Shares--after taxes on
  distributions and sale of fund
  shares                                     -33.43%          -45.13%
Class C Shares--before taxes                 -52.75%          -65.60%
Class C Shares--after taxes on
  distributions                              -52.75%          -65.60%
Class C Shares--after taxes on
  distributions and sale of fund
  shares                                     -25.74%          -44.89%

  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  Fund has less than 10 years history.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                NET ASSET VALUE

    Each of the Funds computes its NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

    The NAV of a class of a Fund is equal to the class' pro rata portion of the Fund's investments less the class' pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price, or the last quoted sale for local shares is less than or equal to the mean of bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

    Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when each Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the account application. The telephone exchange privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor may buy shares in a Fund: (i) through an investment representative or financial services firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center; or (iii) for the purchase of Class A, B or C shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange
(NYSE) is closed other than for weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the NYSE is open for business. Once each such day, based upon prices determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and
(ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the NYSE is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.

    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior 90 days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent sales charge.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other JPMorgan Funds (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any former Chase Vista Fund, provided there is no change in account registration.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administrative fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge.

Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A shares occurs within 90 days of the redemption of the Class B (or Class C) shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a RIC under Subchapter M of the Code. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a RIC, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other
RICs), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    A Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    Each Fund may invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

    If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year). For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will qualify for the 70% dividends received deduction for corporations.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Funds with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Amounts in thousands:

                                          CAPITAL LOSS  EXPIRATION
FUND                                      CARRYFORWARD     DATE
----                                      ------------  ----------
Focus Fund                                  $   787      10/31/06
                                              2,742      10/31/07
                                              1,699      10/31/08
                                             13,039      10/31/09
                                              2,966      10/31/10
                                            -------
                                             21,233

H&Q Technology Fund                         $    17      10/31/08
                                              9,274      10/31/09
                                             10,429      10/31/10
                                            -------
                                             19,720

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                    TRUSTEES

    The names of the Trustees of the Funds, together with information regarding their dates of birth ("DOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
         NAME (DOB);                                                  FUND COMPLEX(1)
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             OVERSEEN BY              OTHER DIRECTORSHIPS HELD
      THE FUND (SINCE)                 DURING PAST 5 YEARS                TRUSTEE                  OUTSIDE FUND COMPLEX
-----------------------------  -----------------------------------    ---------------    ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong           Retired; Vice President &                   78            None
(12/04/1941); Trustee (1987)   Treasurer of Ingersoll-Rand Company
                               (manufacturer of industrial
                               equipment) (1972-2000)

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
         NAME (DOB);                                                  FUND COMPLEX(1)
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             OVERSEEN BY              OTHER DIRECTORSHIPS HELD
      THE FUND (SINCE)                 DURING PAST 5 YEARS                TRUSTEE                  OUTSIDE FUND COMPLEX
-----------------------------  -----------------------------------    ---------------    ----------------------------------------
Roland R. Eppley, Jr.          Retired                                     78            None
(04/01/1932); Trustee (1989)

Ann Maynard Gray               Vice President of Capital Cities/           78            Director of Duke Energy Corporation
(08/22/1945); Trustee (2001)   ABC, Inc. (communications)                                (1997-Present); Director of Elan
                               (1986-1998); President of                                 Corporation, Plc (pharmaceuticals)
                               Diversified Publishing Group                              (2001-Present); Director of The Phoenix
                               (1991-1997)                                               Companies (wealth management services)
                                                                                         (2002-Present)

Matthew Healey (08/23/1937);   Retired; Chief Executive Officer of         78            None
Trustee and President of the   certain J.P. Morgan Fund trusts
Board of Trustees (2001)       (1982-2001)

Robert J. Higgins              Director of Administration of the           78            Director of Providian Financial Corp.
(10/09/1945); Trustee (2002)   State of Rhode Island                                     (banking) (2002-Present)
                               (2003-Present); President-Consumer
                               Banking and Investment Services,
                               Fleet Boston Financial (1971-2002)

Fergus Reid III (08/12/1932);  Chairman of Lumelite Corporation            78            Trustee of 16 Morgan Stanley Funds
Trustee (1987) and Chairman    (plastics manufacturing)                                  (1995-Present)
of the Board of Trustees       (2003-Present); Chairman and CEO of
(2001)                         Lumelite Corporation (1985-2002)

James J. Schonbachler          Retired; Managing Director of               78            None
(01/26/1943); Trustee (2001)   Bankers Trust Company (financial
                               services) (1968-1998); Group Head
                               and Director of Bankers Trust,
                               A.G., Zurich and BT Brokerage Corp.
                               (financial services) (1995-1997)

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*      Retired; Chief Executive Officer of         78            None
(07/20/1935); Trustee (1998)   Chase Mutual Funds (investment
                               company) (1989-1998); President &
                               Chief Executive Officer of Vista
                               Capital Management (investment
                               management) (1990-1998); Chief
                               Investment Executive of Chase
                               Manhattan Private Bank (investment
                               management) (1990-1998)


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies as of February 28, 2003.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

   Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the fiscal year ended October 31, 2002. The members of the Investment Committee are Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended
October 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the fiscal year ended October 31, 2002.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                                 AGGREGATE OWNERSHIP OF ALL
                                                                                               REGISTERED INVESTMENT COMPANIES
                                                OWNERSHIP OF                 OWNERSHIP OF          OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                                  FOCUS FUND               H&Q TECHNOLOGY FUND  FAMILY OF INVESTMENT COMPANIES
---------------                      -----------------------------------  -------------------  -------------------------------
William J. Armstrong                                None                      $1-$10,000                Over $100,000
Roland R. Eppley, Jr.                         ($10,001-$50,000)                  None                   Over $100,000
Ann Maynard Gray                                    None                         None                  $10,001-$50,000
Matthew Healey                                      None                         None                   Over $100,000
Robert J. Higgins                                   None                         None                         0
Fergus Reid, III                                    None                         None                   Over $100,000
James J. Schonbachler                               None                         None                 $50,001-$100,000
Leonard M. Spalding, Jr.                            None                         None                   Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies as of February 28, 2003.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee aggregate compensation paid by the Funds and the JPMorgan Fund Complex for the year ended December 31, 2002 are set forth below:

                                            AGGREGATE TRUSTEE
                                          COMPENSATION PAID BY           TOTAL
                                                THE FUNDS             COMPENSATION
                                     -------------------------------   PAID FROM
NAMES OF TRUSTEES                    FOCUS FUND  H&Q TECHNOLOGY FUND  FUND COMPLEX
-----------------                    ----------  -------------------  ------------
INDEPENDENT TRUSTEES
William J. Armstrong, Trustee           $17              $ 5            $120,000
Roland R. Eppley, Jr., Trustee           17                5             120,000
Ann Maynard Gray, Trustee                17                5             120,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees                               23                6             160,000
Robert J. Higgins, Trustee                9                2              70,000
Fergus Reid, III, Trustee and
  Chairman of the Board of Trustees      36               10             250,000
James J. Schonbachler, Trustee           17                5             120,000

INTERESTED TRUSTEES
Leonard M. Spalding, Jr., Trustee        17                5             120,000

   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator, or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

         NAME (DOB),
     POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                        DURING PAST 5 YEARS
------------------------------  --------------------------------------------------
George Gatch (12/21/1962),      Managing Director, J.P. Morgan Investment
President (2001)                Management Inc. and J.P. Morgan Fleming Asset
                                Management (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and Financial
                                Intermediaries Business ("FFI"); he has held
                                numerous positions throughout the firm in business
                                management, marketing and sales.

David Wezdenko (10/02/1963),    Managing Director, J.P. Morgan Investment
Treasurer (2001)                Management Inc. and J.P. Morgan Fleming Asset
                                Management (USA) Inc.; Chief Operating Officer for
                                FFI; since joining J.P. Morgan Chase in 1996, he
                                has held numerous financial and operations related
                                positions supporting the J.P. Morgan pooling funds
                                business.

Sharon Weinberg (06/15/1959),   Managing Director, J.P. Morgan Investment
Secretary (2001)                Management Inc. and J.P. Morgan Fleming Asset
                                Management (USA) Inc.; Head of Business and
                                Product Strategy for FFI; since joining J.P.
                                Morgan Chase in 1996, she has held numerous
                                positions throughout the asset management business
                                in mutual funds marketing, legal and product
                                development.

Michael Moran (07/14/1969),     Vice President, J.P. Morgan Investment Management
Vice President and Assistant    Inc. and J.P. Morgan Fleming Asset Management
Treasurer (2001)                (USA) Inc.; Controller of FFI

Stephen Ungerman (06/02/1953),  Vice President, J.P. Morgan Investment Management
Vice President and Assistant    Inc. and J.P. Morgan Fleming Asset Management
Treasurer (2001)                (USA) Inc.; Business Head for Vehicle Services
                                Group within Fund Administration; prior to joining
                                J.P. Morgan Chase in 2000, he held a number of
                                senior management positions in Prudential
                                Insurance Co. of America's asset management
                                business, including Associate General Counsel, Tax
                                Director and Co-head of Fund Administration
                                Department; Mr. Ungerman was also the Assistant
                                Treasurer of all mutual funds managed by
                                Prudential.

Judy R. Bartlett (05/29/1965),  Vice President and Assistant General Counsel, J.P.
Vice President and Assistant    Morgan Investment Management Inc. and J.P. Morgan
Secretary (2001)                Fleming Asset Management (USA) Inc., since
                                September 2000; from August 1998 through August
                                2000, she was an attorney at New York Life
                                Insurance Company where she served as Assistant
                                Secretary for the Mainstay Funds; from October
                                1995 through July 1998, Ms. Bartlett was an
                                associate at the law firm of Willkie Farr &
                                Gallagher.

Joseph J. Bertini               Vice President and Assistant General Counsel, J.P.
(11/04/1965),                   Morgan Investment Management Inc. and J.P. Morgan
Vice President and Assistant    Fleming Asset Management (USA) Inc.
Secretary (2001)

Thomas J. Smith (06/24/1955);   Managing Director, Head of Compliance for J.P.
Vice President and Assistant    Morgan Chase & Co.'s asset management business in
Secretary (2002)                the Americas. An employee since 1996, he
                                previously worked in the Investment Management-
                                Risk Management/Compliance group for the Chase
                                Manhattan Corporation.

         NAME (DOB),
     POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                        DURING PAST 5 YEARS
------------------------------  --------------------------------------------------
Paul M. DeRusso (12/03/1954),   Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)      Inc. and J.P. Morgan Fleming Asset Management
                                (USA) Inc.; Manager of the Budgeting and Expense
                                Group of Funds Administration Group.

Lai Ming Fung (09/08/1974),     Associate, J.P. Morgan Investment Management Inc.
Assistant Treasurer (2001)      and J.P. Morgan Fleming Asset Management (USA)
                                Inc.; Budgeting and Expense Analyst for the Funds
                                Administration Group. From October 1996 to March
                                1999 she was Section Head in the Fund Account
                                Group at Morgan Stanley Dean Witter.

Mary Squires (01/08/1955),      Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)      Inc. and J.P. Morgan Fleming Asset Management
                                (USA) Inc.; Ms. Squires has held numerous
                                financial and operations positions supporting the
                                J.P. Morgan Chase organization complex.

Nimish S. Bhatt (06/06/1963),   Senior Vice President of Fund Administration and
Assistant Treasurer (2001)*     Financial Services of BISYS Investment Fund
                                Services Inc. since November 2000; various
                                positions held within BISYS since 1996, including
                                Senior Vice President of Tax, Quality Assurance
                                and Alternative Investments.

Arthur A. Jensen (09/28/1966),  Vice President of Financial Services of BISYS
Assistant Treasurer (2001)*     Investment Services, Inc., since June 2001;
                                formerly Section Manager at Northern Trust Company
                                and Accounting Supervisor at Allstate Insurance
                                Company.

Martin R. Dean (11/27/1963),    Vice President of Compliance of BISYS Fund
Assistant Treasurer (2001)*     Services, Inc.

Alaina Metz (04/07/1967),       Vice President of BISYS Fund Services, Inc.;
Assistant Secretary (2001)*     formerly, Chief Administrative Officer
                                Supervisor-Blue Sky Compliance for BISYS Fund
                                Services, Inc.

Lisa Hurley (05/29/1955),       Executive Vice President and General Counsel of
Assistant Secretary (2001)**    BISYS Fund Services, Inc.; formerly Counsel to
                                Moore Capital Management and General Counsel to
                                Global Asset Management.

  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2003, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    JPMFAM (USA) acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnish, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). JPMFAM (USA) acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York 10036.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the Adviser may agree to waive a portion of the fees payable to it on a month-to-month basis.

    For the three most recent fiscal years, the Adviser earned advisory fees, and voluntarily waived the amounts in parentheses as follows (amounts in thousands):

                               FISCAL YEAR ENDED             FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                   10/31/00                      10/31/01                      10/31/02
                           -------------------------    ---------------------------    ------------------------
                           PAID/ACCRUED     WAIVED      PAID/ACCRUED      WAIVED       PAID/ACCRUED     WAIVED
                           ------------    ---------    ------------    -----------    ------------    --------
Focus Fund                     $238        $   (208)      $    132       $   (107)       $     70      $   (70)
H&Q Technology Fund               7              (7)*           78            (78)             37          (37)

  *  The Fund commenced operations on September 20, 2000.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board also considered the fact that the Adviser receives certain brokerage and research services from broker-dealers that execute portfolio transactions for each Fund, as more fully described under "Portfolio Transactions." The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to the Administration Agreement between the Trust, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund's shares. JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    For the three most recent fiscal years, the Administrator earned administration fees, and voluntarily waived the amounts in parentheses (amounts in thousands):

                                 FISCAL YEAR ENDED            FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                     10/31/00                     10/31/01                     10/31/02
                             -------------------------    -------------------------    ------------------------
                             PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
                             ------------    ---------    ------------    ---------    ------------    --------
Focus Fund                        $59        $     --          $35        $    (18)         $26        $   (26)
H&Q Technology Fund                 1              (1)*         11             (11)           8             (8)

  *  The Fund commenced operations on September 20, 2000.

                                  DISTRIBUTOR

    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to a Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "General Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal office of the Distributor is located at 522 Fifth Avenue, New York, New York 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B, and C shares of the Funds, as applicable, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A shares, or 0.75% annualized of the average daily net asset value of the Class B shares, or 0.75% annualized of the average daily net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully compensated for the commissions paid on sales of Class B and Class C shares. However, the Funds are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the fiscal years ended October 31, 2000, 2001 and 2002, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees (amounts in thousands):

                                 FISCAL YEAR ENDED            FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                     10/31/00                     10/31/01                     10/31/02
                             -------------------------    -------------------------    ------------------------
                             PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
                             ------------    ---------    ------------    ---------    ------------    --------
FOCUS FUND
Class A Shares                   $ 56        $     --         $ 28        $     --          $15        $    (7)
Class B Shares                    215              --          128              --           69            (12)
Class C Shares                     62              --           35              --           17             (3)

H&Q TECHNOLOGY FUND
Class A Shares                      1              (1)**        17             (17)           8             (4)
Class B Shares                      3              --^          20              (7)          11             (2)
Class C Shares                      1              --^           7              (2)           3             (1)

 **  The Fund commenced operations on September 20, 2000.
  ^  Amounts round to less than one thousand.

    Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with the Trust, on behalf of the Funds, a predecessor to the Distributor, as sub-administrator, served as the Funds' sub-administrator. For its services under this agreement, the predecessor to the Distributor received 0.05% of the average daily net assets of each Fund. The Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses (amounts in thousands):

                                       FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                       OCTOBER 31, 2000              OCTOBER 31, 2001
                                  ---------------------------    -------------------------
                                  PAID/ACCRUED      WAIVED       PAID/ACCRUED     WAIVED
                                  ------------    -----------    ------------    ---------
Focus Fund                             $30        $      (--)         $15        $     (3)
H&Q Technology Fund                      1                (1)*          5              (5)

  *  The Fund commenced operations on September 20, 2000.

    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2002 were as follows:

                                          FOCUS FUND  H&Q TECHNOLOGY FUND
                                          ----------  -------------------
Advertising and Sales Literature           $   819          $1,406
B share financing charges                   59,245           9,202
Compensation to dealers                     49,020           6,507
Compensation to sales personnel              1,468             415
Equipment, supplies and other indirect
  Distribution-related expenses                761           1,725
Printing, production and mailing of
  prospectuses to other than
  shareholders                               4,027           8,749

                                   CUSTODIAN

    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of each of the Adviser to the Funds.

    For fund accounting services, the Focus Fund pays to JPMorgan Chase Bank the higher of a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

    DST Systems, Inc. ("DST" or "Transfer Agent"), 1055 Broadway, Kansas City, Missouri, 64105 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of each of the Funds, has entered into a Shareholder Servicing Agreement which among other things, provides that the Trust on behalf of each of the Funds may obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the

Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

Select, Class A, Class B and Class C Shares         0.25%

    The table below sets forth the fees paid or accrued to the Shareholder Servicing Agent and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                 FISCAL YEAR ENDED            FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                     10/31/00                     10/31/01                     10/31/02
                             -------------------------    -------------------------    ------------------------
                             PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED      PAID/ACCRUED     WAIVED
                             ------------    ---------    ------------    ---------    ------------    --------
FOCUS FUND
Class A Shares                    $56        $    (23)         $28        $    (16)         $15        $   (14)
Class B Shares                     72              --           43              (8)          23            (13)
Class C Shares                     21              --           12              (2)           6             (3)
Select Shares                       3              (3)          --^             --^          --^            --^

H&Q TECHNOLOGY FUND
Class A Shares                      1              (1)**        17             (17)           8             (8)
Class B Shares                      1              (1)           7              (7)           4             (4)
Class C Shares                     --^             --^           2              (2)           1             (1)

 **  The Fund commenced operations on September 20, 2000.
  ^  Amounts round to less than one thousand.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average daily net assets of the Funds attributable to shares of the Funds held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    JPMorgan Chase Bank has agreed that it will reimburse each Fund as described in the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    The independent accountant of the Trust is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts annual audits of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. Because certain Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

    As of January 31, 2003, the following persons owned of record, or to the knowledge of management, beneficially owned more than 5% or more of the outstanding Select, A, B, or C shares of a Fund:

FUND AND CLASS OF SHARES                         NAME AND ADDRESS OF SHAREHOLDER                  PERCENTAGE HELD
------------------------                         -------------------------------                  ---------------
Focus Fund, Class B                              MLPF&S                                                 17.20%
                                                 SEC# 97FB8
                                                 4800 Deer Lake Drive East 2nd Flr
                                                 Jacksonville FL 32246-6484

FUND AND CLASS OF SHARES                         NAME AND ADDRESS OF SHAREHOLDER                  PERCENTAGE HELD
------------------------                         -------------------------------                  ---------------
Focus Fund, Class C                              MLPF&S for the sole benefit of                         23.14%
                                                 its customers
                                                 Attn Fund Administration
                                                 SEC# 97FB8
                                                 4800 Deer Lake Drive East 2nd Flr
                                                 Jacksonville FL 32246-6484

Focus Fund, Select Class                         Robert H Stark Jr                                      41.34%
                                                 Subject to DST TOD Rules
                                                 103 Kingsbury Rd
                                                 Garden City NY 11530-3109

                                                 Willoughby C Williams                                  12.56%
                                                 6030 Riverview Way
                                                 Houston TX 77057-1450

                                                 John P Piccard                                          9.95%
                                                 Kathleen R Piccard JTWROS
                                                 550 2nd St
                                                 Brooklyn NY 11215-2608

                                                 Richard G Hogan Jr                                      8.39%
                                                 Subject to DST TOD Rules
                                                 41 Elderwood Ln
                                                 Melville NY 11747-1551

                                                 Investors Trust Co Cust                                 6.34%
                                                 Mary C Reynolds
                                                 185 Grove Beach Rd S
                                                 Westbrook CT 06498-1699

                                                 Investors Trust Co Cust                                 5.77%
                                                 Christopher J Dunphy
                                                 9807 NW Hampton Woods Dr
                                                 Parkville MO 64152-2649

                                                 Alfredia Taylor                                         5.26%
                                                 860 Grand Concourse Apt 3G
                                                 Bronx NY 10451-2818

H&Q Technology Fund, Class A                     J P Morgan Fleming Investments Limited                 11.28%
                                                 Attention Nick Gray
                                                 Finsbury Dials Street
                                                 London EC2Y 9AQ
                                                 United Kingdom

                                                 MLPF&S for the Sole Benefit of                          7.91%
                                                 Its Customers
                                                 Attn Fund Administration
                                                 SEC# 97B00
                                                 4800 Deer Lake Dr E Fl 3
                                                 Jacksonville FL 32246-6484

H&Q Technology Fund, Class B                     MLPF&S                                                 29.51%
                                                 SEC# 97FB8
                                                 4800 Deer Lake Drive East 2nd Flr
                                                 Jacksonville FL 32246-6484

                                                 JPMorgan Fleming Investments Limited                   14.56%
                                                 Attention Nick Gray
                                                 Finsbury Dials Street
                                                 London EC2Y 9AQ
                                                 United Kingdom

FUND AND CLASS OF SHARES                         NAME AND ADDRESS OF SHAREHOLDER                  PERCENTAGE HELD
------------------------                         -------------------------------                  ---------------
H&Q Technology Fund, Class C                     MLPF&S for the sole benefit of                         23.49%
                                                 its customers
                                                 Attn Fund Administration
                                                 SEC# 97TR4
                                                 4800 Deer Lake Drive East 2nd Flr
                                                 Jacksonville FL 32246-6484

                                                 JPMorgan Fleming Investments Limited                   20.62%
                                                 Attention Nick Gray
                                                 Finsbury Dials Street
                                                 London EC2Y 9AQ
                                                 United Kingdom

                                                 Edward F Showers                                       10.57%
                                                 541 Route 351
                                                 Poestenkill NY 12140

                                                 USBancorp Piper Jaffray                                 9.13%
                                                 A/C 8322-2867
                                                 U S Bancorp Center
                                                 800 Nicollett Mall
                                                 Minneapolis MN 55402-7000

                                                 Scott C Bello                                           5.98%
                                                 Janet Bello JTWROS
                                                 72 Brinker Dr S
                                                 Rensselaer NY 12144-9764

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2002 with respect to the Funds (Accession Nos. 0001047469-03-002140) contained therein, are incorporated by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

               DESCRIPTION OF MOODY'S FOUR HIGHEST BOND RATINGS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST BOND RATINGS:

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      DESCRIPTION OF STANDARD & POOR'S RATINGS OF TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

-------------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    SP-3--Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

    A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

          DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           DESCRIPTION OF FITCH'S RATINGS OF TAX-EXEMPT DEMAND BONDS

BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

    A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

    F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                      JPMORGAN INTERNATIONAL EQUITY FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2003

                           MUTUAL FUND GROUP ("MFG")

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND ("FLEMING INTERNATIONAL GROWTH FUND")
               JPMORGAN FLEMING JAPAN FUND ("FLEMING JAPAN FUND")
         JPMORGAN FLEMING ASIA EQUITY FUND ("FLEMING ASIA EQUITY FUND")
            JPMORGAN FLEMING EUROPEAN FUND ("FLEMING EUROPEAN FUND")

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information ("SAI") is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated February 28, 2003 for Fleming International Growth Fund, Fleming Japan Fund, Fleming Asia Equity Fund and Fleming European Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2002. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

    For more information about the Funds and financial statements, simply write or call:

    SELECT, CLASS A, CLASS B AND CLASS C       INSTITUTIONAL SHARES:
      SHARES:

    JPMorgan Funds Service Center              JPMorgan Institutional
    P.O Box 219392                             Funds Service Center
    Kansas City, MO 64121-9392                 500 Stanton Christiana Road
    1-800-348-4782                             Newark, DE 19713
                                               1-800-766-7722

                                                                 SAI-FINTMFG-203

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Polices.................    4
Investment Restrictions...........................   16
Portfolio Transactions and Brokerage Allocation...   20
Performance Information...........................   22
Net Asset Value...................................   24
Purchases, Redemptions and Exchanges..............   25
Distributions and Tax Matters.....................   31
Trustees..........................................   36
Officers..........................................   39
Codes of Ethics...................................   41
Advisers and Sub-Advisers.........................   41
Distributor.......................................   44
Administrator and Sub-Administrator...............   44
Distribution Plan.................................   46
Shareholder Servicing.............................   48
Transfer Agent....................................   50
Custodian.........................................   50
Financial Professionals...........................   50
Independent Accountants...........................   50
Certain Regulatory Matters........................   51
Additional Information............................   51
Financial Statements..............................   56
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                    GENERAL

    The Fleming International Growth Fund, Fleming Japan Fund, Fleming Asia Equity Fund and Fleming European Fund are each a series of MFG (the "Trust"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. The Fleming International Growth Fund, Fleming Japan Fund and Fleming European Fund are advised by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"). The Fleming Asia Equity Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" together with JPMFAM (USA), the "Advisers" and each an "Adviser"). Fleming International Growth Fund, Fleming Japan Fund and Fleming European Fund are sub-advised by J.P. Morgan Fleming Asset Management (London) Limited. ("JPMFAM (London)"). Fleming Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" together with JPMFAM (London), the "Sub-Advisers" each a "Sub-Adviser').

    The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

  Fleming International Growth Fund  Select Class, Institutional Class, Class A, Class B and
                                       Class C Shares
  Fleming Japan Fund                 Select Class, Institutional Class, Class A, Class B and
                                       Class C Shares
  Fleming Asia Equity Fund           Select Class, Institutional Class, Class A, Class B and
                                       Class C Shares
  Fleming European Fund              Select Class, Institutional Class, Class A, Class B and
                                       Class C Shares

    Currently, each Fund offers the following classes of Shares:

  Fleming International Growth Fund  Class A and Class B Shares
  Fleming Japan Fund                 Class A and Class B Shares
  Fleming Asia Equity Fund           Select Class, Institutional Class, Class A and Class B
                                       Shares
  Fleming European Fund              Select Class, Institutional Class, Class A, Class B and
                                       Class C Shares

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

    Effective June 25, 2002, the following Fund was renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                           FORMER NAME
--------                           -----------
JPMorgan Fleming Asia Equity Fund  JPMorgan Fleming Pacific Region Fund
  ("Asia Equity Fund")

    Also, effective June 25, 2002, the Fleming Asia Equity Fund changed its investment policy, with the approval of the Board of Trustees, to invest principally in equity securities of foreign companies located throughout the Asian Region. The "Asian Region" includes but is not limited to Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                            FORMER NAME
--------                                            -----------
JPMorgan Fleming International Growth Fund          Chase Vista International Growth Fund
JPMorgan Fleming Pacific Region Fund                Chase Vista Pacific Region Fund
JPMorgan Fleming Japan Fund                         Chase Vista Japan Fund
JPMorgan Fleming European Fund                      Chase Vista European Fund

                       INVESTMENT STRATEGIES AND POLICIES

    The following discussion supplements the information regarding the investment objective of the Funds and the policies to be employed to achieve the objective by the fund or set forth in the Prospectuses.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include: (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of a Fund's restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are subject to a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because in order to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value (NAV). The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

    BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines, and only if the agreements are fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the Investment Company Act of 1940, as amended (the "1940 Act") to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

    FORWARD COMMITMENTS. The Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, from sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the Advisers to be of comparable quality.

    INDEXED INVESTMENTS. The Funds may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest paymnents from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) each Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by its Adviser and approved by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in a transaction exempt from registration under the Securities Act.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

    The stand-by commitments that may be entered into by each of the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and the fact that the maturity of the underlying security will generally be different from that of the commitment.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by the Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which the Funds may invest include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with inflation, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent this does occur, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

    STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position, second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. If the Advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The Advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

    OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may purchase, sell or exercise call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total NAV of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell, without limitation as to a percentage of its assets, forward foreign currency exchange contracts when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its Advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, the European Fund:

        (8) May not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

        (9) May not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

        (10) May not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."


    In addition, each Fund is subject to the following non-fundamental investment restrictions which may be changed without shareholder approval:


        (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development

("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS

INTERNATIONAL INVESTING. Investment in the securities of international countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

    The securities markets of many international countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign investment in the securities markets of certain international countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

    The economies of individual international countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging international securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined by its Adviser to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on its Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's NAV. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these securities, the Advisers anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Advisers will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities. These securities carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Distributions and Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser or Sub-Advisers to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the Advisers in a similar capacity. Money market instruments are generally purchased in principal transactions.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its Advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:


                                           YEAR ENDED
                                          OCTOBER 31,
                                          ------------
                                          2001   2002
                                          ----  ------
Fleming Asia Equity Fund*                 N/A     106%
Fleming European Fund**                   564%  1,021%
Fleming Japan Fund***                     196%    409%
Fleming International Growth Fund          35%****    73%


  *  The Fund commenced operations on 11/1/01.
 ** The high portfolio turnover rate for the fiscal year ended October 31, 2002 was due to market volatility.
*** The variation in portfolio turnover for the Fleming Japan Fund from the fiscal year ended 10/31/01 to the fiscal year ended 10/31/02 was a result of higher than usual share activity.
**** Portfolio turnover rate is for the period 12/29/00 (commencement of operations) through 10/31/01.

    Under the advisory agreement and the sub-advisory agreements, the Advisers and Sub-Advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Advisers and Sub-Advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Advisers or Sub-Advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Advisers and Sub-Advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Advisers or Sub-Advisers on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Advisers and Sub-Advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisers or Sub-Advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisers or Sub-Advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Advisers and Sub-Advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the Advisers will not be reduced as a consequence of the Advisers' or Sub-Advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Advisers or Sub-Advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser and Sub-Advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the Advisers or Sub-Advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Advisers' or Sub-Advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Advisers or Sub-Advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the Advisers' or Sub-Advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and a Fund's Prospectus and SAI. In such event, the Advisers or the Sub-Advisers will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds paid brokerage commissions as detailed below:

                                     YEAR ENDED  YEAR ENDED   YEAR ENDED
                                      10/31/00    10/31/01     10/31/02
                                     ----------  -----------  -----------
Fleming Asia Equity Fund*                 N/A           N/A   $   64,685
Fleming European Fund                $776,639    $1,746,749    2,613,492
Fleming Japan Fund                     34,739        11,910        8,086
Fleming International Growth Fund         N/A        13,160        8,389

  * The brokerage commissions is for the period 12/29/00 (commencement of operations) through 10/31/01.

    No portfolio transactions are executed with the Advisers or a Shareholder Servicing Agent, or with any affiliate of the Advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-and ten-year periods will be shown, unless the class has been in existence for a shorter period.

    Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):
            P (1 + T) TO THE POWER OF n = ERV

        Average annual total returns (after taxes on distributions):
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF D

        Average annual total returns (after taxes on distributions and sale of Fund shares)
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF DR

Where:                      P    =  a hypothetical initial payment of $1,000.
                            T    =  average annual total return (before taxes,
                                    after taxes on distributions, or after taxes on
                                    distributions and sale of Fund shares, as
                                    applicable).
                            n    =  number of years
                          ERV    =  ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-,
                                    5-, or 10-year periods at the end of the 1-,
                                    5-, or 10-year periods (or fractional portion).
         ATV TO THE BASE OF D    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions but not after taxes on
                                    redemption.
        ATV TO THE BASE OF DR    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions and redemption.

                     AVERAGE ANNUAL TOTAL RATE OF RETURNS*
      (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                       FISCAL PERIODS ENDED 10/31/02
                                          ---------------------------------------------------------------------------------------
                                                                                                    SINCE             DATE OF
                                              1 YEAR           5 YEARS           10 YEARS        INCEPTION**      FUND INCEPTION*
                                          --------------    --------------    --------------    --------------    ---------------
Fleming Asia Equity Fund                                                                                             11/1/2001
    Institutional Shares--before taxes                                                                  -8.60%
    Institutional Shares--after taxes on
      distributions                                                                                     -8.60%
    Institutional Shares--after taxes on
      distributions and sale of fund
      shares                                                                                            -5.28%
    Select Shares--before taxes                                                                         -8.60%
    Select Shares--after taxes on
      distributions                                                                                     -8.60%
    Select Shares--after taxes on
      distributions and sale of fund
      shares                                                                                            -5.28%
    Class A Shares--before taxes                                                                       -14.01%
    Class A Shares--after taxes on
      distributions                                                                                    -14.01%
    Class A Shares--after taxes on
      distributions and sale of fund
      shares                                                                                            -8.60%
    Class B Shares--before taxes                                                                       -13.74%
    Class B Shares--after taxes on
      distributions                                                                                    -13.74%
    Class B Shares--after taxes on
      distributions and sale of fund
      shares                                                                                            -8.44%
Fleming International Growth Fund                                                                                   12/29/2000
    Class A Shares--before taxes                  -18.41%                                              -24.95%
    Class A Shares--after taxes on
      distributions                               -18.41%                                              -24.97%
    Class A Shares--after taxes on
      distributions and sale of fund
      shares                                      -11.30%                                              -19.45%
    Class B Shares--before taxes                  -18.08%                                              -24.59%
    Class B Shares--after taxes on
      distributions                               -18.08%                                              -24.59%
    Class B Shares--after taxes on
      distributions and sale of fund
      shares                                      -11.10%                                              -19.17%
Fleming Japan Fund                                                                                                   11/2/1995
    Class A Shares--before taxes                  -21.03%          -14.29%                             -10.76%
    Class A Shares--after taxes on
      distributions                               -21.03%          -14.64%                             -11.14%
    Class A Shares--after taxes on
      distributions and sale of fund
      shares                                      -12.91%          -10.69%                              -8.00%
    Class B Shares--before taxes                  -21.30%          -14.21%                             -10.64%
    Class B Shares--after taxes on
      distributions                               -21.30%          -14.54%                             -10.98%
    Class B Shares--after taxes on
      distributions and sale of fund
      shares                                      -13.08%          -10.63%                              -7.91%
Fleming European Fund                                                                                                11/2/1995
    Institutional Shares--before taxes              2.62%            4.59%                               9.91%
    Institutional Shares--after taxes on
      distributions                                 2.62%            2.95%                               8.12%
    Institutional Shares--after taxes on
      distributions and sale of fund
      shares                                        1.61%            3.21%                               7.55%
    Select Shares--before taxes                     2.24%            4.48%                               9.83%
    Select Shares--after taxes on
      distributions                                 2.24%            2.85%                               8.04%
    Select Shares--after taxes on
      distributions and sale of fund
      shares                                        1.37%            3.12%                               7.48%
    Class A Shares--before taxes                   -3.78%            3.20%                               8.87%
    Class A Shares--after taxes on
      distributions                                -3.78%            1.59%                               7.10%
    Class A Shares--after taxes on
      distributions and sale of fund
      shares                                       -2.32%            2.08%                               6.66%
    Class B Shares--before taxes                   -3.80%            3.34%                               9.00%
    Class B Shares--after taxes on
      distributions                                -3.80%            1.74%                               7.26%
    Class B Shares--after taxes on
      distributions and sale of fund
      shares                                       -2.33%            2.24%                               6.82%
    Class C Shares--before taxes                    0.20%            3.64%                               8.99%
    Class C Shares--after taxes on
      distributions                                 0.20%            2.06%                               7.25%
    Class C Shares--after taxes on
      distributions and sale of fund
      shares                                        0.12%            2.49%                               6.81%

  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years.

   The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.

    A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                                NET ASSET VALUE

    Each Fund computes NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Fund's business days.

    The NAV of each class of a Fund is equal to such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange.

    For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, the spread between bid and asked quotations is greater than 10% of the bid price or the last quoted sale for local shares is less than or equal to the average of the bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor may buy shares in a Fund: (i) through an investment representative or financial firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisers, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for the Funds, which have a 5.75% sales charge on Class A shares, is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

    At times the Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    Clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1.00%, based on the lesser of the cost of the shares being redeemed or their NAV at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior 90 days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administrative fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for a Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Funds invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, each Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    For federal income tax purposes, the Funds listed below have capital loss carryforwards for the periods indicated:

                                          CAPITAL LOSS   EXPIRATION
                                          CARRYFORWARDS     DATE
                                          -------------  ----------
Fleming Asia Equity Fund                   $ 1,201,612    10/31/10

Fleming International Growth Fund              234,221    10/31/09
                                               748,119    10/31/10
                                           -----------   ---------
                                               982,340

Fleming European Fund                          138,660    10/31/08
                                            14,269,616    10/31/09
                                           -----------   ---------
                                            14,408,276

Fleming Japan Fund                             350,685    10/31/06
                                               732,804    10/31/09
                                               186,922    10/31/10
                                           -----------   ---------
                                             1,270,411

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                                 FOREIGN TAXES

    It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. Such Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholder and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability). However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will not be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the lection is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate share of the foreign income taxes paid by the Fund.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                    TRUSTEES

    The names of the Trustees of the Funds, together with information regarding their dates of birth ("DOB"), positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                    FUND
           NAME (DOB);                                                           COMPLEX(1)
          POSITIONS WITH                   PRINCIPAL OCCUPATIONS                 OVERSEEN BY           OTHER DIRECTORSHIPS HELD
         THE FUNDS, SINCE                   DURING PAST 5 YEARS                    TRUSTEE               OUTSIDE FUND COMPLEX
----------------------------------  -----------------------------------  ---------------------------  ---------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (12/04/1941);  Retired; Vice-President &                        78               None
Trustee of the Trust, since 1987.   Treasurer of Ingersoll-Rand Company
                                    (manufacturer of industrial
                                    equipment) (1972-2000)

Roland R. Eppley, Jr.               Retired                                          78               None
(04/01/1932); Trustee of Trust,
since 1989.

Ann Maynard Gray (08/22/1945);      Vice President of Capital Cities/                78               Director of Duke Energy
Trustee of the Trust, since 2001.   ABC, Inc. (communications)                                        Corporation (1997-Present)
                                    (1986-1998); President of                                         Director of Elan
                                    Diversified Publishing Group                                      Corporation, Plc
                                    (1991-1997)                                                       (pharmaceuticals)
                                                                                                      (2001-Present); Director of
                                                                                                      The Phoenix Companies
                                                                                                      (wealth management
                                                                                                      services) (2002-Present)

Matthew Healey (08/23/1937);        Retired; Chief Executive Officer of              78               None
Trustee of the Trust, since 2001.   certain J.P. Morgan Fund trusts
President of the Board of           (1982-2001)
Trustees, since 2001

Robert J. Higgins (10/09/1945);     Director of Administration of the                78               Director of Providian
Trustee of the Trust, since 2002.   State of Rhode Island (2003 --                                    Financial Corp. (banking)
                                    Present); President -- Consumer                                   (2002-Present)
                                    Banking and Investment Services
                                    Fleet Boston Financial (1971-2002)

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                    FUND
           NAME (DOB);                                                           COMPLEX(1)
          POSITIONS WITH                   PRINCIPAL OCCUPATIONS                 OVERSEEN BY           OTHER DIRECTORSHIPS HELD
         THE FUNDS, SINCE                   DURING PAST 5 YEARS                    TRUSTEE               OUTSIDE FUND COMPLEX
----------------------------------  -----------------------------------  ---------------------------  ---------------------------
Fergus Reid, III (08/12/1932);      Chairman of Lumelite Corporation                 78               Trustee of 16 Morgan
Trustee of the Trust, since 1987.   (plastics manufacturing)                                          Stanley Funds
Chairman of the Board of Trustees,  (2003-Present); Chairman and CEO of                               (1995-Present)
since 2001.                         Lumelite Corporation (1985-2002)

James J. Schonbachler               Retired; Managing Director of                    78               None
(01/26/1943); Trustee of the        Bankers Trust Company (financial
Trust, since 2001.                  services) (1968-1998); Group Head
                                    and Director of Bankers Trust,
                                    A.G., Zurich and BT Brokerage Corp.
                                    (financial services) (1995-1997)

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*           Retired; Chief Executive Officer of              78               None
(07/20/1935); Trustee of the        Chase Mutual Funds (investment
Trust, since 1998.                  company) (1989-1998); President &
                                    Chief Executive Officer of Vista
                                    Capital Management (investment
                                    management) (1990-1998); Chief
                                    Investment Executive of Chase
                                    Manhattan Private Bank (investment
                                    management) (1990-1998)


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies as of February 28, 2003.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

   The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended October 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee met once during the year ended October 31, 2002. The members of the Investment Committee are Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended October 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the year ended
October 31, 2002.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                            OWNERSHIP OF FLEMING                 OWNERSHIP OF FLEMING
INDEPENDENT TRUSTEES                          ASIA EQUITY FUND                       EUROPEAN FUND
--------------------                 -----------------------------------  -----------------------------------
William J. Armstrong                                None                                 None
Roland R. Eppley, Jr.                               None                                 None
Ann Maynard Gray                                    None                                 None
Matt Healey                                         None                                 None
Robert J. Higgins                                   None
Fergus Reid, III                                    None                                 None
James J. Schonbachler                               None                                 None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                            None                                 None

                                            OWNERSHIP OF FLEMING
INDEPENDENT TRUSTEES                      INTERNATIONAL GROWTH FUND
--------------------                 -----------------------------------
William J. Armstrong                                None
Roland R. Eppley, Jr.                               None
Ann Maynard Gray                                    None
Matt Healey                                         None
Robert J. Higgins                                   None
Fergus Reid, III                                    None
James J. Schonbachler                               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                            None

                                                                                 AGGREGATE OWNERSHIP
                                     OWNERSHIP OF FLEMING  OWNERSHIP OF FLEMING     OF ALL FUNDS
INDEPENDENT TRUSTEES                      JAPAN FUND       PACIFIC REGION FUND     IN THE COMPLEX
--------------------                 --------------------  --------------------  -------------------
William J. Armstrong                             None                  None         Over $100,000
Roland R. Eppley, Jr.                            None                  None         Over $100,000
Ann Maynard Gray                                 None                  None        $10,001-$50,000
Matt Healey                                      None                  None         Over $100,000
Robert J. Higgins                                None                  None               0
Fergus Reid, III                                 None                  None         Over $100,000
James J. Schonbachler                            None                  None       $50,001-$100,000

INTERESTED TRUSTEE
------------------
Leonard M. Spalding, Jr.                         None                  None         Over $100,000

------------------------

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies as of February 28, 2003.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                                                            TOTAL AGGREGATE
                             FLEMING    FLEMING   FLEMING     FLEMING     TRUSTEE COMPENSATION
                           ASIA EQUITY  EUROPEAN   JAPAN   INTERNATIONAL     PAID FROM THE
INDEPENDENT TRUSTEES          FUND        FUND     FUND     GROWTH FUND      "FUND COMPLEX"
--------------------       -----------  --------  -------  -------------  --------------------
William J. Armstrong           $14        $ 64      $1           $4             $120,000
Roland R. Eppley, Jr.           14          64       1            4              120,000
Ann Maynard Gray                14          64       1            4              120,000
Matthew Healey                  19          85       1            5              160,000
Fergus Reid, III                29         133       2            8              250,000
James J. Schonbachler           14          64       1            4              120,000
Robert J. Higgins               11          39       1            2               70,000

INTERESTED TRUSTEE
------------------
Leonard M. Spalding, Jr.        14          64       1            4              120,000


    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
George Gatch (12/21/1962);                          Managing Director, J.P. Morgan Investment
  President (2001)                                  Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of J.P. Morgan
                                                    Fleming's U.S. Mutual Funds and Financial
                                                    Intermediaries Business ('FFI'); he has held
                                                    numerous positions throughout the firm in business
                                                    management, marketing and sales.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
David Wezdenko (10/02/1963);                        Managing Director, J.P. Morgan Investment
  Treasurer (2001)                                  Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Chief Operating Officer for
                                                    FFI; since joining J.P. Morgan Chase in 1996, he
                                                    has held numerous financial and operation related
                                                    positions supporting the J.P. Morgan pooling funds
                                                    business.

Sharon Weinberg (06/15/1959);                       Managing Director, J.P. Morgan Investment
  Secretary (2001)                                  Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of Business and
                                                    Product Strategy for FFI; since joining J.P.
                                                    Morgan Chase in 1996, she has held numerous
                                                    positions throughout the asset management business
                                                    in mutual funds marketing, legal and product
                                                    development.

Michael Moran (07/14/1969);                         Vice President, J.P. Morgan Investment Management
  Vice President and Assistant Treasurer (2001)     Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Controller of FFI.

Stephen Ungerman (06/02/1953);                      Vice President, J.P. Morgan Investment Management
  Vice President and Assistant Treasurer (2001)     Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Business Head for Vehicle Services
                                                    Group within Fund Administration; prior to joining
                                                    J.P. Morgan Chase in 2000, he held a number of
                                                    senior management positions in Prudential
                                                    Insurance Co. of America's asset management
                                                    business, including Associate General Counsel, Tax
                                                    Director and Co-head of Fund Administration
                                                    Department; Mr. Ungerman was also the Assistant
                                                    Treasurer of all mutual funds managed by
                                                    Prudential.

Judy R. Bartlett (05/29/1965);                      Vice President and Assistant General Counsel, J.P.
  Vice President and Assistant Secretary (2001)     Morgan Investment Management Inc.and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc., since
                                                    September 2000; from August 1998 through
                                                    August 2000, she was an attorney at New York Life
                                                    Insurance Company where she served as Assistant
                                                    Secretary for the Mainstay Funds; from
                                                    October 1995 through July 1998, Ms. Bartlett was
                                                    an associate at the law firm of Willkie Farr &
                                                    Gallagher.

Joseph J. Bertini (11/04/1965);                     Vice President and Assistant General Counsel, J.P.
  Vice President and Assistant Secretary (2001)     Morgan Investment Management Inc. and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc.

Thomas J. Smith (06/24/1955);                       Managing Director, Head of Compliance for J.P.
  Vice President and Assistant Secretary (2002)     Morgan Chase & Co.'s asset management business in
                                                    the Americas. An employee since 1996, he
                                                    previously worked in the Investment Management --
                                                    Risk Management/Compliance group for the Chase
                                                    Manhattan Corporation.

Paul M. DeRusso (12/03/1954);                       Vice President, J.P. Morgan Investment Management
  Assistant Treasurer (2001)                        Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Manager of the Budgeting and Expense
                                                    Group of Funds Administration Group.

Lai Ming Fung (09/08/1974);                         Associate, J.P. Morgan Investment Management Inc.
  Assistant Treasurer (2001)                        and J.P. Morgan Fleming Asset Management (USA)
                                                    Inc.; Budgeting & Expense Analyst for the Funds
                                                    Administration Group. From October 1996 to
                                                    March 1999 she was Section Head in the Fund
                                                    Account Group at Morgan Stanley Dean Witter.

Mary Squires (01/08/1955);                          Vice President, J.P. Morgan Investment Management
  Assistant Treasurer (2001)                        Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Ms. Squires has held numerous
                                                    financial and operations positions supporting the
                                                    J.P. Morgan Chase organization complex.

Nimish S. Bhatt (06/06/1963);                       Senior Vice President of Fund Administration and
  Assistant Treasurer (2001)*                       Financial Services of BISYS Investment Fund
                                                    Services Inc. since November 2000; various
                                                    positions held within BISYS since 1996, including
                                                    Senior Vice President of Tax, Quality Assurance
                                                    and Alternative Investments.

Arthur A. Jensen (09/28/1966);                      Vice President of Financial Services of BISYS
  Assistant Treasurer (2001)*                       Investment Services, Inc., since June 2001;
                                                    formerly Section Manager at Northern Trust Company
                                                    and Accounting Supervisor at Allstate Insurance
                                                    Company.

Martin R. Dean (11/27/1963);                        Vice President of Compliance of BISYS Fund
  Assistant Treasurer (2001)*                       Services, Inc.

Alaina Metz (04/07/1967);                           Vice President of BISYS Fund Services, Inc.;
  Assistant Secretary (2001)*                       formerly, Chief Administrative Officer Supervisor
                                                    -Blue Sky Compliance for BISYS Fund
                                                    Services, Inc.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
Lisa Hurley (05/29/1955);                           Executive Vice President and General Counsel of
  Assistant Secretary (2001)**                      BISYS Fund Services, Inc.; formerly Counsel to
                                                    Moore Capital Management and General Counsel to
                                                    Global Asset Management

  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Funds, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                            ADVISER AND SUB-ADVISER

    Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trust, on behalf of the Funds, and JPMFAM (USA) or JPMIM, as applicable, serve as investment advisers, as discussed in the "General" section.

    Under the Advisory Agreement, the Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that the Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of the Advisers as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Advisers.


    JPMFAM (USA), on behalf of the Funds, except for Fleming Asia Equity Fund, has entered into an investment sub-advisory agreement with JPMFAM (London). JPMIM, on behalf of the Fleming Asia Equity Fund, has entered into an investment sub-advisory agreement with JFIMI. With respect to the day-to-day management of the Funds, under the sub-advisory agreements, each Sub-Adviser makes decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. Each Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of the Advisers; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Advisers. This arrangement will not result in the payment of additional fees by the Funds.


    JPMFAM (USA), JPMFAM (London) and JFIMI are wholly owned subsidiaries of JPMorgan Chase Bank, which is a subsidiary of J.P. Morgan Chase & Co
("J.P. Morgan Chase"). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase. JPMIM and JPMFAM (USA) are registered investment advisers under the Investment Advisers Act of 1940, as amended. JPMFAM (USA) and JPMIM act as investment advisers to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMFAM (USA) and JPMIM are located at 522 Fifth Avenue, New York, New York 10036.

    JPMFAM (London) is registered with the SEC and is regulated by the Investment Management Regulatory Organization (IMRO), as an investment adviser and provides discretionary investment advisory services to institutional clients. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EZ9YAQ.

    JFIMI is registered as an investment adviser with the SEC in the United States, and the Securities and Futures Commission in Hong Kong. Also, JFIMI is a member of JF Asset Management, which forms a key part of JPMorgan Fleming Asset Management, the brand name that covers the asset management activities of J.P. Morgan Chase globally. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.


    Certain of the assets of employee benefit accounts under the Advisers' management are invested in commingled pension trust funds for which of JPMorgan Chase Bank serves as trustee.

    Pursuant to the terms of the Advisory Agreements and Sub-Advisers' agreements with the Advisers, the Advisers and Sub-Advisers are permitted to render services to others. Each such agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Advisers or Sub-Advisers on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the Advisers or Sub-Advisers under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the Advisers shall reduce their advisory fee (which fee is described below) to the extent of their share of such excess expenses. The amount of any such reduction to be borne by the Advisers shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Prior to February 28, 2001, the JPMFAM (USA) to the Funds was The Chase Manhattan Bank ("Chase"), a predecessor to JPMorgan Chase Bank. The day to day management of the Fleming Japan and Fleming European Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc.

    In consideration of the services provided by the Advisers pursuant to the Advisory Agreements, the Advisers are entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the Advisers may voluntarily agree to waive a portion of the fees payable to them on a month-to-month basis. For its services under its sub-advisory agreement, each of JPMFAM (London) and JFIMI will be entitled to receive, with respect to the Funds, such compensation, payable by the Advisers out of their advisory fees.

    Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.

    The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   2000                  2001                  2002
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming Asia Equity Fund*       N/A        N/A        N/A        N/A       $106      $ (83)
Fleming International
  Growth Fund**                 N/A        N/A         35        (35)        37        (37)
Fleming European Fund           934       (189)       682       (218)       390       (327)
Fleming Japan Fund               35        (35)        20        (20)        10        (10)


  *  Commenced operations on 11/1/01
 **  Commenced operations on 12/29/00

    The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. For each Fund, the Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisers and by the Advisers on 90 days' written notice to the Fund. See "Additional Information" for a definition of the term "major of the outstanding" voting securities.

       BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory or sub-advisory agreements, as applicable, or their affiliates, has approved the advisory and sub-advisory agreements, as applicable, for each Fund.

    As part of its review of the investment advisory and sub-advisory arrangements for the Funds, the Board of Trustees has requested that the Advisers and Sub-Advisers, as applicable, prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Advisers of the Funds' performance. The members of the Advisers' and Sub-Advisers' investment staff, as applicable, meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Advisers also periodically provide comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Advisers and Sub-Advisers regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Advisers and the Funds.

    In approving each Advisory Agreement and each Sub-Advisory Agreement, as applicable, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Advisers and the Sub-Advisers, as applicable, to each Fund, including their knowledge of the Advisers' and Sub-Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Advisers and Sub-Advisers, as applicable, and their affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory and sub-advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Advisers and their affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Advisers and their affiliates as a result of the fact that affiliates of the Advisers act as sub-adviser (as applicable), custodian, administrator and shareholder servicing agent for each Fund, and (except with respect to acting as sub-adviser) receive fees from each Fund for acting in such capacities. The Board also considered the fact that the Advisers and Sub-Advisers receive certain brokerage and research services from broker-dealers that execute portfolio transactions for the Funds, as more fully described under "Portfolio Transactions." The Board of Trustees also analyzed the information provided by the Advisers regarding the profitability to the Advisers of their relationship with the Funds. Profitability information is not audited and represents the Advisers' determination of their and their affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisers. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Advisers) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Advisers and Sub-Advisers, as applicable, with regard to management of the Funds, including the commitment of the Advisers and Sub-Advisers, as applicable, to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Advisers and Sub-Advisers, as applicable, to provide such services, and their ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory and sub-advisory contracts, as applicable, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory and sub-advisory agreements, as applicable, enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreements was in the best interest of each Fund and its shareholders.

                                  DISTRIBUTOR

    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly-owned subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information", in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, New York 10036.

                      ADMINISTRATOR AND SUB-ADMINISTRATOR

    Pursuant to the Administration Agreement, effective September 10, 2001, between the Trust, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

    JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

    Prior to September 10, 2001, pursuant to an administration agreement with the Trust, on behalf of its Funds, and pursuant to an administration agreement with the Trust, on behalf of its Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

    The table below sets forth the administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   2000                  2001                  2002
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming Asia Equity Fund*         N/A      N/A          N/A      N/A       $16        $(16)
Fleming International
  Growth Fund**                   N/A      N/A            4       (4)        6          (6)
Fleming European Fund              93       --           76      (12)       90         (77)
Fleming Japan Fund                  4       (4)           2       (2)        2          (2)

  *  Commenced operations on 11/1/01
 **  Commenced operations on 12/29/00

    Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with the Trust, on behalf of its Funds, a predecessor to the Distributor served as the Funds' sub-administrator.

For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund.

                                      FISCAL YEARS ENDED OCTOBER 31,
                                ------------------------------------------
                                        2000                  2001
                                --------------------  --------------------
                                PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                                ------------  ------  ------------  ------
Fleming International Growth
  Fund*                                 --       --     $      1     $(1)
Fleming European Fund                   47       --           31      (2)
Fleming Japan                            2       (2)           1      (1)

  *  Commenced operations on 12/29/00.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C shares of the Funds, as applicable, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of Class A shares, or 0.75% annualized of the average NAV of the Class B shares, or 0.75% annualized of the average NAV of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees by vote of a majority of the outstanding voting shares of such class of (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the most recent fiscal years, the Distributor was paid or accrued 12b-1 fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees: (amounts in thousands)

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   2000                  2001                  2002
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming Asia Equity Fund*
    Class A Shares               --        --          --        --        $ 6        $(2)
    Class B Shares               --        --          --        --          4         (1)
Fleming International
  Growth Fund**
    Class A Shares               --        --           7       $(7)         7         (3)
    Class B Shares               --        --           5       $(2)         6         (1)
Fleming Japan Fund
    Class A Shares                7        (7)          4       $(4)         2         (2)
    Class B Shares                6        --           2        --          1         --
Fleming European Fund
    Class A Shares              183        --         129        --         78         --
    Class B Shares              128        --         110        --         86         --
    Class C Shares               25        --          27        --         23         --

  *  Commenced operations on 11/1/01.
 **  Commenced operations on 12/29/00.

    Expenses paid by the Distributor related to the distribution of Fund Shares under the Distribution Plan during the fiscal year ended October 31, 2002 were as follows:

                                                FLEMING
                                  FLEMING    INTERNATIONAL
                                   ASIA         FLEMING      FLEMING       FLEMING
                                EQUITY FUND   GROWTH FUND   JAPAN FUND  EUROPEAN FUND
                                -----------  -------------  ----------  -------------
Advertising and Sales
  Literature                      $  126        $   158       $   40       $ 1,962
B share financing charges          3,320         29,715        1,041        85,849
Compensation to dealers               90            110          782        52,091
Compensation to sales
  personnel                          263            318           79         3,653
Equipment, supplies and other        126            152           36         1,841
Printing, production and
  mailing of prospectuses to
  other than shareholders            280            332          129         5,708

                             SHAREHOLDER SERVICING

    The Trust, on behalf of each of the Funds, has entered into a Shareholder Servicing Agreement, which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund Shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund Shares owned by or for shareholders).

Select, Class A, Class B and Class C Shares         0.25%
Institutional Shares                                0.10%

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and for the most recent fiscal year ends:
(amounts in thousands)


                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   2000                  2001                  2002
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming Asia Equity Fund
    Institutional Shares           --       --           --       --       $ 2        $(2)
    Select Shares                  --       --           --       --        13         --
    Class A Shares                 --       --           --       --        --         --
    Class B Shares                 --       --           --       --         1         (1)
Fleming International
  Growth Fund*
    Class A Shares                 --       --            6       (6)        7         (7)
    Class B Shares                 --       --            2       (2)        2         (2)
Fleming European Fund
    Institutional Shares           --       --            1       (1)        6         (6)
    Select Shares                  --       --            2       --        20         (5)
    Class A Shares                 --       --           --       --        --         --
    Class B Shares                 43       --           37       --        29         --
    Class C Shares                  8       --            9       --         8         --
Fleming Japan Fund
    Class A Shares                 --       --           --       --        --         --
    Class B Shares                  2       (2)           1       (1)       --         --


  *  Commenced operations on 12/29/00.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund Shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average daily net assets of the Funds attributable to Shares of the Funds held by the customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 TRANSFER AGENT

    DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105 serves as each Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                                   CUSTODIAN


    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of each of the Advisers to the Funds.


    For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (1) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (2) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                           CERTAIN REGULATORY MATTERS

    JPMorgan Chase Bank and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMorgan Chase Bank and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. JPMorgan Chase Bank and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by JPMorgan Chase Bank, the Distributor or affiliates of the distributor. JPMorgan Chase Bank will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which JPMorgan Chase Bank or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. JPMorgan Chase Bank has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of JPMorgan Chase Bank, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of JPMorgan Chase Bank. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, JPMorgan Chase Bank and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              ADDITION INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust is an open-end management investment company. Each Fund represents a separate series of shares of beneficial interest. MFG is comprised of fifteen series. Because certain Funds comprising the Trust are "non-diversified," more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designed to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of January 31, 2003, the following persons owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of any class of the Funds:

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING INTERNATIONAL GROWTH FUND      JP MORGAN INVESTMENT MGMT                    99.91%*
  CLASS A SHARES                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 10
                                       NEW YORK NY 10036-7601

FLEMING INTERNATIONAL GROWTH FUND      JP MORGAN INVESTMENT MGMT                      100%*
  CLASS B SHARES                       ATTN CHRIS SICILIAN
                                       1200 N FEDERAL HWY STE 205
                                       BOCA RATON FL 33432-2845

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING JAPAN EQUITY FUND CLASS A      BALSA & CO                                   26.75%
  SHARES                               JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2917

                                       MERRILL LYNCH PIERCE FENNER & SMITH          23.93%
                                       MUTUAL FUND OPERATIONS
                                       ATTN BOOK ENTRY
                                       SEC# 97HT2
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                       KINCO & CO C/O HSBC BANK USA                  8.76%
                                       PO BOX 1329
                                       BUFFALO NY 14240-1329

                                       BALSA & CO JPMORGAN CHASE                     7.55%
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2917

FLEMING JAPAN EQUITY FUND CLASS B      MLPF&S FOR THE SOLE BENEFIT OF               28.04%
  SHARES                               ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97HT6
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                       NFSC FEBO # C1B-347035 MTS/PEOPLE SOURCE      9.37%
                                       INC DEFINED BE
                                       LOUIS MARCOCCIA
                                       26 VARSITY BOULEVARD
                                       EAST SETAUKET NY 11733-1040

                                       INVESTORS TRUST CO CUST FERHAT M HASAN        8.63%
                                       MD
                                       PROFIT SHARING PLAN
                                       FBO FERHAT M HASAN
                                       3007 ECORN WOODWAY
                                       HOUSTON TX 77059

                                       NFSC FEBO # CR1-638587 JPMORGAN CHASE         7.45%
                                       BANK R/O
                                       JPMORGAN CHASE BANK R/O CUST
                                       6F, #7 SECTION 5, LANE 91
                                       ALLEY 12, HSINYI ROAD
                                       TAIWAN

                                       RICHARD A WELLS TOD ALLEN R WELLS CLARK       6.77%
                                       A WELLS
                                       801 N BRAND BLVD STE 1020
                                       GLENDALE CA 91203-1279

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       NFSC FEBO # CL5-407399 NFSC/FMTC IRA          5.52%
                                       FBO RICHARD R STEBBINS JR
                                       20 WEST86TH STREET
                                       NEW YORK NY 10024-3604

FLEMING ASIA EQUITY FUND SELECT        BALSA & CO                                   33.78%
  CLASS SHARES                         MUTUAL FUNDS UNIT 16-HCB-340 PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       BALSA & CO                                   33.78%
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2917

                                       HAMILL & CO FBO CHASE BANK OF TEXAS           7.92%
                                       NA ATTN MUTUAL FUND UNIT 16HCBO9
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

FLEMING ASIA EQUITY FUND               JP MORGAN CHASE BANK AS AGENT FOR            14.36%
  INSTITUTIONAL CLASS SHARES           LAWRENCE MARX
                                       ATTN FUND OPERATIONS
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARANTY TRUST COMPANY OF NY AS       12.43%
                                       AGENT FOR MARTIN INVESTMENTS
                                       ATTN: SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARANTY TRUST CO OF NEW YORK AS       8.95%
                                       AGENT FOR 1984
                                       GEISEL TRUST-SURVIVOR'S TR
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

FLEMING ASIA EQUITY FUND CLASS A       JP MORGAN INVESTMENT MGMT                    95.83%*
  SHARES                               ATTN CHRIS SICILIAN
                                       1200 N FEDERAL HWY STE 205
                                       BOCA RATON FL 33432-2845

FLEMING ASIA EQUITY FUND CLASS B       JP MORGAN INVESTMENT MGMT                      100%*
  SHARES                               ATTN CHRIS SICILIAN
                                       1200 N FEDERAL HWY STE 205
                                       BOCA RATON FL 33432-2845

FLEMING EUROPEAN FUND Select           MGT OF NEW YORK AS AGENT FOR                 16.18%
  CLASS SHARES                         VINCENTE MADRIGAL
                                       JP MORGAN CHASE BANK AS AGENT FOR
                                       NATIONAL FINANCIAL SERVICES CORP
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       CHARLES SCHWAB & CO INC                      12.15%
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

                                       JP MORGAN CHASE BANK AS AGENT FOR             5.65%
                                       THE PHEASANT TRUST 1995
                                       ATTN SPECIAL PRODUCTS
                                       500 STANTON CHRISTIANA RD 1/OPS 3
                                       NEWARK DE 19713

                                       NATIONAL FINANCIAL SERVICES CORP              5.48%
                                       FOR THE EXCLUSIVE BENEFIT OF
                                       OUR CUSTOMERS
                                       ATTN: MUTUAL FUNDS -- 5TH FLOOR
                                       200 LIBERTY ST -- 1 WORLD FINANCIAL
                                       NEW YORK NY 10281-1003

FLEMING EUROPEAN FUND INSTITUTIONAL    MORGAN GUARANTY TR CO OF NEW YORK            41.38%
  CLASS SHARES                         ASA GENT FOR COLESTE CHAN FAMILY
                                       TRUST
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       JP MORGAN TRUST COMPANY NA AS AGENT          12.02%
                                       FOR THE 2001 RMG FAMILY TRUST
                                       ATTN: SPECIAL PRODUCTS 1/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       J P MORGAN FSB                                8.60%
                                       AS AGENT FOR
                                       JOHN M WATKINS
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       BALSA & CO                                    7.56%
                                       MUTUAL FUNDS UNIT 16-HCB-340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

FLEMING EUROPEAN FUND CLASS A SHARES   BALSA & CO                                   24.83%
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2917

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       BALSA & CO                                   17.10%
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2917

                                       CHARLES SCHWAB & CO INC                       7.30%
                                       REINVEST ACCOUNT
                                       ATTN MUTUAL FUNDS DEPT
                                       101 MONTGOMERY ST FL 11
                                       SAN FRANCISCO CA 94104-4122

                                       MLPF&S FOR THE SOLE BENEFIT OF                6.01%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97HT1
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

FLEMING EUROPEAN FUND CLASS B SHARES   MLPF&S FOR THE SOLE BENEFIT OF               20.21%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97HT4
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

FLEMING EUROPEAN FUND CLASS C SHARES   MLPF&S                                       59.99%
                                       SEC# 97TR4
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL 32246-6484

                                       SALOMON SMITH BARNEY INC.                     9.09%
                                       154932129
                                       333 WEST 34TH ST -- 3RD FLOOR
                                       NEW YORK NY 10001-2483



  * JPMIM, is a corporation organized under the laws of Delaware and is a wholly owned subsidiary of J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware. As of January 31, 2003, JPMIM owned beneficially 99.91% of the voting securities of the Class A Shares, 100% of Class B shares of the Fleming International Growth Fund and 95.83% of the voting securities of Class A shares and 100% of Class B shares of the Fleming Asia Equity Fund. Accordingly, JPMIM is deemed to be a control person of the Class A shares, Class B shares of the Fleming International Growth Fund and Class A shares of the Fleming Asia Equity Fund and thus is deemed to have the power to exercise a controlling influence over the management or policies of the Fund. Additionally, JPMIM can, independently of other shareholders, approve matters requiring a vote of a majority of the voting securities of the Class A and B shares of the Fleming International Growth Fund and Class A and B shares of the Fleming Asia Equity Fund.

    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders for the fiscal year ended October 31, 2002 of each Fund, including the report of independent accounts, financial highlights and financial statements (filed on 12/30/02; Accession No. 0001047469-03-002133) contained therein, is incorporated herein by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

          DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

    MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

-------------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                 DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    SP-3--Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

    A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

          DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

                             MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

    A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

    F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                            JPMORGAN TAX AWARE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 2003

                           MUTUAL FUND GROUP ("MFG")

          JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                 ("TAX AWARE INTERNATIONAL OPPORTUNITIES FUND")

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information ("SAI") is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated February 28, 2003 for JPMorgan Fleming Tax Aware International Opportunities Fund (the "Fund") as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements included in the Shareholder Reports to the Fund dated October 31, 2002. The Prospectuses and the financial statements, including the Independent Accountants' Reports are available, without charge upon request from J.P. Morgan Fund Distributors, Inc., the Fund's distributor, ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

    For more information about the Fund, or the financial statements, simply write or call:

SELECT, CLASS A, B AND C SHARES              INSTITUTIONAL SHARES
JPMorgan Funds Service Center                JPMorgan Institutional Funds
P.O. Box 219392                              Service Center
Kansas City, MO 69121-9392                   500 Stanton Christiana Road
1-800-348-4782                               Newark, DE 19713
                                             1-800-766-7722

                                                                 SAI-TAIOMFG-203

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   14
Trustees..........................................   16
Officers..........................................   19
Code of Ethics....................................   21
Investment Adviser................................   21
Administrator.....................................   23
Distribution Plans................................   24
Distributor.......................................   25
Financial Professionals...........................   26
Shareholder Servicing.............................   27
Transfer Agent....................................   28
Custodian.........................................   28
Independent Accountants...........................   29
Purchases, Redemptions and Exchanges..............   29
Dividends and Distributions.......................   34
Net Asset Value...................................   34
Portfolio Transactions............................   35
Performance Information...........................   37
Massachusetts Business Trust......................   39
Description of Shares, Voting Rights and
  Liabilities.....................................   39
Certain Regulatory Matters........................   40
Distributions and Tax Matters.....................   41
Additional Information............................   46
Financial Statements..............................   48
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This SAI relates only to the Fleming Tax Aware International Opportunities Fund. The Fund is a series of MFG (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on May 11, 1987. The Trustees of the Trust have authorized the issuance and sale of up to five classes of shares of the Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares. Currently, the Fund offers Institutional Class, Class A, Class B and Class C shares.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (the
"Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the fund or funds, which best suit their needs.

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser and J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

              QUALITY AND DIVERSIFICATION REQUIREMENTS OF THE FUND

    The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters."

    The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in JPMIM's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in JPMIM's opinion. See Appendix A for a discussion of these standards.

    In determining suitability of investment in a particular unrated security, JPMIM takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                           TAX MANAGEMENT TECHNIQUES

    The Fund uses JPMIM's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. The Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, the Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce the Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations. However, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

    The various types of securities in which the Fund may invest are described below.

                               EQUITY INVESTMENTS

    The Fund invests primarily in equity securities consisting of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments, which may be purchased by the Fund, appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The equity securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund makes substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

    The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the

Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, JPMIM may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Fund may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements of the Fund."

                            U.S. TREASURY SECURITIES

    The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

                     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS

    The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and
(iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

                         FOREIGN GOVERNMENT OBLIGATIONS

    The Fund, subject to its investment policy, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

                                BANK OBLIGATIONS

    Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which JPMIM, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

                                COMMERCIAL PAPER

    The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities generally between 2 to 270 days issued by banks, corporations, or other borrowers with temporary idle cash. A specific type of commercial paper that the Fund may invest in is known as master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMorgan Chase Bank, an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by JPMorgan Chase Bank or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. JPMorgan Chase Bank, an affiliate of the Adviser, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by JPMorgan Chase Bank. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank, an affiliate of JPMIM to whom such affiliate, in its capacity as a commercial bank, has made a loan.

                             REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by JPMIM. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies.

                            ASSET-BACKED SECURITIES

    Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract, as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or JPMIM may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks, which are different from those, associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    JPMIM will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by JPMIM. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its NAV. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) JPMIM will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and must not exceed 33-1/3% of the Fund's total assets. See "Investment Restrictions."

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.


    As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. Examples of risk management strategies include synthetically altering a portfolio's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate will not likely exceed 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial capital gain net income. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters."

    The portfolio turnover rate for the Fund for the period April 30, 2001 (commencement of operations) through October 31, 2001 was 43% and for the fiscal year ended October 31, 2002 was 97%.

                            INVESTMENT RESTRICTIONS

                              FUNDAMENTAL POLICIES

    The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        4. May not borrow money, except to the extent permitted by applicable law;

        5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may

            (a) invest in securities or other instruments directly or indirectly secured by real estate, and

            (b) invest in securities or other instruments issued by issuers that invest in real estate;

        7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


    The investment restrictions described below are non-fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:


        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The names of the Trustees of the Trust, together with information regarding their dates of birth ("DOB"), positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                        FUND COMPLEX(1)
  NAME (DOB); POSITIONS WITH            PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY         OTHER DIRECTORSHIPS HELD
  THE FUND, SINCE                               PAST 5 YEARS                TRUSTEE             OUTSIDE FUND COMPLEX
  ---------------                      -------------------------------  ---------------  ----------------------------------
  INDEPENDENT TRUSTEES
  William J. Armstrong (12/04/1941);   Retired; Vice-President &              78         None
    Trustee of the Trust, since 1987.  Treasurer of Ingersoll-Rand
                                       Company (manufacturer of
                                       industrial equipment)
                                       (1972-2000)

  Roland R. Eppley, Jr. (04/01/1932);  Retired                                78         None
    Trustee of the Trust, since 1989.

  Ann Maynard Gray (08/22/1945);       Vice President of Capital              78         Director of Duke Energy
    Trustee of the Trust, since 2001.  Cities/ ABC, Inc.                                 Corporation (1997-Present)
                                       (communications) (1986-1998);                     Director of Elan Corporation, Plc
                                       President of Diversified                          (pharmaceuticals) (2001-Present);
                                       Publishing Group (1991-1997)                      Director of The Phoenix Companies
                                                                                         (wealth management services)
                                                                                         (2002-Present)

  Matthew Healey (08/23/1937);         Retired; Chief Executive               78         None
    Trustee of the Trust, since 2001.  Officer of certain J.P. Morgan
    President of the Board of          Fund trusts (1982-2001)
    Trustees, since 2001

  Robert J. Higgins (10/09/1945);      Director of Administration of          78         Director of Providian Financial
    Trustee of the Trust, since 2002.  the State of Rhode Island                         Corp. (banking) (2002-Present)
                                       (2003-Present); President-
                                       Consumer Banking and Investment
                                       Services Fleet Boston Financial
                                       (1971-2002)

  Fergus Reid, III (08/12/1932);       Chairman of Lumelite                   78         Trustee of 16 Morgan Stanley Funds
    Trustee of the Trust, since 1987.  Corporation (plastics                             (1995-Present)
    Chairman of the Board of Trustees  manufacturing) (2003-Present);
    (2001).                            Chairman and CEO of Lumelite
                                       Corporation (1985-2002)

  James J. Schonbachler (01/26/1943);  Retired; Managing Director of          78         None
    Trustee of the Trust, since 2001.  Bankers Trust Company
                                       (financial services)
                                       (1968-1998); Group Head and
                                       Director of Bankers Trust,
                                       A.G., Zurich and BT Brokerage
                                       Corp. (financial services)
                                       (1995-1997)

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                        FUND COMPLEX(1)
  NAME (DOB); POSITIONS WITH            PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY         OTHER DIRECTORSHIPS HELD
  THE FUND, SINCE                               PAST 5 YEARS                TRUSTEE             OUTSIDE FUND COMPLEX
  ---------------                      -------------------------------  ---------------  ----------------------------------
  INTERESTED TRUSTEE

  Leonard M. Spalding, Jr.*            Retired; Chief Executive               78         None
    (07/20/1935); Trustee of the       Officer of Chase Mutual Funds
    Trust, since 1998.                 (investment company)
                                       (1989-1998); President & Chief
                                       Executive Officer of Vista
                                       Capital Management (investment
                                       management) (1990-1998); Chief
                                       Investment Executive of Chase
                                       Manhattan Private Bank
                                       (investment management)
                                       (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies as of February 28, 2003.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee met once during the year ended October 31, 2002. The members of the Investment Committee are Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended October 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the fiscal year ended October 31, 2002.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Fund and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                             AGGREGATE OWNERSHIP OF
                                                                                                 ALL REGISTERED
                                                                                              INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEE IN
                                                                                              FAMILY OF INVESTMENT
NAME OF TRUSTEES                                     OWNERSHIP OF FUND                             COMPANIES
----------------                          ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                 Over $100,000
Roland R. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                                $10,001-$50,000
Matthew Healey                                              None                                 Over $100,000
Fergus Reid, III                                            None                                 Over $100,000
James J. Schonbachler                                       None                                $50,001-$100,000
Robert J. Higgins                                           None                                      None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                 Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies as of February 28, 2003.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee aggregate compensation expenses paid by the Fund and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:

                                          AGGREGATE TRUSTEE
                                          COMPENSATION PAID  TOTAL COMPENSATION PAID
NAME OF TRUSTEE                              BY THE FUND      FROM THE FUND COMPLEX
---------------                           -----------------  -----------------------
INDEPENDENT TRUSTEES
William J. Armstrong, Trustee                   $192                $120,000
Roland R. Eppley, Jr., Trustee                   192                 120,000
Ann Maynard Gray, Trustee                        192                 120,000
Matthew Healey, Trustee                          256                 160,000
Fergus Reid, III, Chairman                       401                 250,000
James J. Schonbachler, Trustee                   192                 120,000
Robert Higgins, Trustee                          114                  70,000
INTERESTED TRUSTEES
Leonard M. Spalding, Jr., Trustee                192                 120,000

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.

    The names of the officers of the Fund, together with their DOB, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUND (SINCE)                                                   DURING PAST 5 YEARS
----------------                                    --------------------------------------------------
George Gatch (12/21/1962);                          Managing Director, J.P. Morgan Investment
President (2001)                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of J.P. Morgan
                                                    Fleming's U.S. Mutual Funds and Financial
                                                    Intermediaries Business ("FFI"); he has held
                                                    numerous positions throughout the firm in business
                                                    management, marketing and sales.

David Wezdenko (10/02/1963);                        Managing Director, J.P. Morgan Investment
Treasurer (2001)                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Chief Operating Officer for
                                                    FFI; since joining J.P. Morgan Chase in 1996, he
                                                    has held numerous financial and operation related
                                                    positions supporting the J.P. Morgan pooling funds
                                                    business.

Sharon Weinberg (06/15/1959);                       Managing Director, J.P. Morgan Investment
Secretary (2001)                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of Business and
                                                    Product Strategy for FFI; since joining
                                                    J.P. Morgan Chase in 1996, she has held numerous
                                                    positions throughout the asset management business
                                                    in mutual funds marketing, legal and product
                                                    development.

Michael Moran (07/14/1969);                         Vice President, J.P. Morgan Investment Management
Vice President and Assistant Treasurer (2001)       Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Controller of FFI.

Stephen Ungerman (06/02/1953);                      Vice President, J.P. Morgan Investment Management
Vice President and Assistant Treasurer (2001)       Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Business Head for Vehicle Services
                                                    Group within Fund Administration; prior to joining
                                                    J.P. Morgan Chase in 2000, he held a number of
                                                    senior management positions in Prudential
                                                    Insurance Co. of America's asset management
                                                    business, including Associate General Counsel, Tax
                                                    Director and Co-head of Fund Administration
                                                    Department; Mr. Ungerman was also the Assistant
                                                    Treasurer of all mutual funds managed by
                                                    Prudential.

Judy R. Bartlett (05/29/1965);                      Vice President and Assistant General Counsel, J.P.
Vice President and Assistant Secretary (2001)       Morgan Investment Management Inc. and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc., since
                                                    September 2000; from August 1998 through August
                                                    2000, she was an attorney at New York Life
                                                    Insurance Company where she served as Assistant
                                                    Secretary for the Mainstay Funds; from October
                                                    1995 through July 1998, Ms. Bartlett was an
                                                    associate at the law firm of Willkie Farr &
                                                    Gallagher.

Joseph J. Bertini (11/04/1965);                     Vice President and Assistant General Counsel,
Vice President and Assistant Secretary (2001)       J.P. Morgan Investment Management Inc. and
                                                    J.P. Morgan Fleming Asset Management (USA) Inc.

Thomas J. Smith (06/24/1955);                       Managing Director, Head of Compliance for
Vice President and Assistant Secretary (2002)       J.P. Morgan Chase & Co.'s asset management
                                                    business in the Americas. An employee since 1996,
                                                    he previously worked in the Investment
                                                    Management-Risk Management/Compliance group for
                                                    the Chase Manhattan Corporation.

Paul M. DeRusso (12/03/1954);                       Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)                          Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Manager of the Budgeting and Expense
                                                    Group of Funds Administration Group.

Lai Ming Fung (09/08/1974);                         Associate, J.P. Morgan Investment Management Inc.
Assistant Treasurer (2001)                          and J.P. Morgan Fleming Asset Management (USA)
                                                    Inc.; Budgeting & Expense Analyst for the Funds
                                                    Administration Group. From October 1996 to March
                                                    1999 she was Section Head in the Fund Account
                                                    Group at Morgan Stanley Dean Witter.

Mary Squires (01/08/1955);                          Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)                          Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Ms. Squires has held numerous
                                                    financial and operations positions supporting the
                                                    J.P. Morgan Chase organization complex.

Nimish S. Bhatt (06/06/1963);                       Senior Vice President of Fund Administration and
Assistant Treasurer (2001)*                         Financial Services of BISYS Investment Fund
                                                    Services Inc. since November 2000; various
                                                    positions held within BISYS since 1996, including
                                                    Senior Vice President of Tax, Quality Assurance
                                                    and Alternative Investments.

Arthur A. Jensen (09/28/1966);                      Vice President of Financial Services of BISYS
Assistant Treasurer (2001)*                         Investment Services, Inc., since June 2001;
                                                    formerly Section Manager at Northern Trust Company
                                                    and Accounting Supervisor at Allstate Insurance
                                                    Company.

Martin R. Dean (11/27/1963);                        Vice President of Compliance of BISYS Fund
Assistant Treasurer (2001)*                         Services, Inc.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUND (SINCE)                                                   DURING PAST 5 YEARS
----------------                                    --------------------------------------------------
Alaina Metz (04/07/1967);                           Vice President of BISYS Fund Services, Inc.;
Assistant Secretary (2001)*                         formerly, Chief Administrative Officer
                                                    Supervisor-Blue Sky Compliance for BISYS Fund
                                                    Services, Inc.

Lisa Hurley (05/29/1955);                           Executive Vice President and General Counsel of
Assistant Secretary (2001)**                        BISYS Fund Services, Inc.; formerly Counsel to
                                                    Moore Capital Management and General Counsel to
                                                    Global Asset Management

  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER


    Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between the Trust, on behalf of the Fund and JPMIM, JPMIM serves as investment adviser to the Fund, as discussed in the "General" section.



    Subject to the supervision of the Fund's Trustees, the Adviser make the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


    Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which of JPMorgan Chase Bank serves as trustee.

    Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" sections.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which JPMIM serves as trustee. The accounts, which are managed or advised by the Adviser, have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions" section.

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.85% of the Fund's average daily net assets.

    The table below sets forth the amounts paid or accrued to JPMIM and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):

                                  4/30/01* THROUGH     FISCAL YEAR ENDED
                                      10/31/01              10/31/02
                                --------------------  --------------------
                                PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                                ------------  ------  ------------  ------
Tax Aware International
  Opportunities Fund                $892      $(211)     $1,550     $(274)


  *  Commencement of operations.

    The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement for the Fund will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information" for a definition of the term "majority of the outstanding voting securities."


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Fund, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Fund, its performance against the Fund's peers and benchmarks and analyses by the Adviser of the Fund's performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Fund. The Adviser also periodically provides comparative information regarding the Fund's expense ratios and those of the peer group. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Fund.

    In approving the Advisory Agreement, the Board of Trustees of the Fund considered the nature, quality and scope of the operations and services provided by the Adviser to the Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with the Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and receive fees from the Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Fund. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for the Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Fund, including the commitment of the Adviser to provide high quality services to the Fund, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage the Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of the Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement effective September 10, 2001, between the Trust, on behalf of the Fund, and a predecessor of JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Fund. JPMorgan Chase Bank provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including nest asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of the Fund's shares.

    JPMorgan Chase Bank was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis. JPMorgan Chase Bank may pay a portion of the fees it receives to Bisys Fund Service, L.P. for its services as the Fund's sub-administrator.

    The table below sets forth the administration fees paid or accrued by the Fund (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                  4/30/01* THROUGH     FISCAL YEAR ENDED
                                      10/31/01              10/31/02
                                --------------------  --------------------
                                PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                                ------------  ------  ------------  ------
Tax Aware International
  Opportunities Fund                $158       $(35)      $273      $(124)

  *  Commencement of operations.

    Prior to September 10, 2001 and pursuant to a Distribution and Sub-administration Agreement with the Trust, on behalf of the Fund, a predecessor to the Distributor served as the Fund's sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of the Fund (amounts in thousands):

                                            4/30/01* THROUGH
                                                 9/9/01
                                          --------------------
                                          PAID/ACCRUED  WAIVED
                                          ------------  ------
Tax Aware International Opportunities
  Fund                                        $37        $(19)

  *  Commencement of operations.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Fund which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares or 0.75% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    Expenses paid by the Distributor related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended 10/31/02:

Advertising and Sales Literature                    $4,533
B share financing charges                             296
Compensation to dealers                             1,214
Compensation to sales personnel                       710
Equipment, supplies and other                         273
Printing, production and mailing of prospectuses
  to other than shareholders                        3,213

    The table below sets forth the 12b-1 fees paid or accrued by the Fund (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                    4/30/01* THROUGH         FISCAL YEAR ENDED
                                        10/31/01                  10/31/02
                                ------------------------  ------------------------
                                PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                                ------------  ----------  ------------  ----------
Class A Shares                   $        2          --       $19               --
Class B Shares                           --^         --        --^              --
Class C Shares                           --^         --        --^              --

  ^  Amount rounds to less than one thousand.
  *  Commencement of operations.

                                  DISTRIBUTOR

    The Fund's distributor is JPMFD. JPMFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with JPMorgan Chase Bank.

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B and Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A, Class B and Class C shares may also benefit the Fund's other shares and other JPMorgan Funds.

    JPMFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

    JPMFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMFD out of compensation retained by it from the Fund or other sources available to it.

    The Distribution Agreement is currently in effect and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees and a vote of the Trustees or by vote of a majority of the Fund's outstanding voting securities. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                             SHAREHOLDER SERVICING

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with JPMorgan Chase Bank (the "Shareholder Servicing Agent") to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchasers and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

    The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                  4/30/01* THROUGH     FISCAL YEAR ENDED
                                      10/31/01              10/31/02
                                --------------------  --------------------
                                PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                                ------------  ------  ------------  ------
Institutional Shares                $104      $(104)      $175      $(175)
Class A Shares                         2         --         18         --
Class B Shares                        --^        --         --^        --
Class C Shares                        --^        --         --^        --


  ^  Amount rounds to less than one thousand.
  *  Commencement of operations.

    The Shareholder Servicing Agent may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. The Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. The Shareholder Servicing Agent may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for its services as Shareholder Servicing Agent.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank account for purposes of determining eligibility of certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and the Shareholder Servicing Agent may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund Shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average daily net assets of the Funds attributable to Shares of the Funds held by the customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 TRANSFER AGENT


    DST Systems, Inc. ("DST" or "Transfer Agent") 210 West 10th Street, Kansas City, MO 64105, serves as the Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


                                   CUSTODIAN


    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser to the Fund.


    For fund accounting services, the Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rate share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, the Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Fund are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for the Fund with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

   There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if the Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of this Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or invest distributions from their funds in, shares of the Fund at NAV.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of each class of the Fund is equal to the value of such class' pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), or the last quoted sale for local shares is less than or equal to the average of the bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PORTFOLIO TRANSACTIONS

    On behalf of the Fund, the Adviser place orders for all purchases and sales of portfolio securities, enter into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See "Investment Strategies and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies-Fund Turnover".

    In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Boards of Trustees regarding overall commissions paid by the Fund and its reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Advisers under the Advisory Agreement. The fees that the Fund pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers including other funds, the Advisers to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect the Fund.

    If the Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

    The Fund paid the following brokerage commissions for the indicated periods:

                                          4/30/01*
                                          THROUGH   FISCAL YEAR ENDED
                                          10/31/01      10/31/02
                                          --------  -----------------
Tax Aware International Opportunities
 Fund                                     $706,331      $535,517

  *  Commencement of operations.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Fund. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

    The Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.

    Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):
            P (1 + T) TO THE POWER OF n = ERV

        Average annual total returns (after taxes on distributions):
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF D

        Average annual total returns (after taxes on distributions and sale of Fund shares)
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF DR

Where:                      P    =  a hypothetical initial payment of $1,000.
                            T    =  average annual total return (before taxes,
                                    after taxes on distributions, or after taxes on
                                    distributions and sale of Fund shares, as
                                    applicable).
                            n    =  number of years
                          ERV    =  ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-,
                                    5-, or 10-year periods at the end of the 1-,
                                    5-, or 10-year periods (or fractional portion).
         ATV TO THE BASE OF D    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions but not after taxes on
                                    redemption.
        ATV TO THE BASE OF DR    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 10/31/02 (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                           ONE             SINCE           DATE OF
                                          YEAR          INCEPTION**    FUND INCEPTION*
                                     ---------------  ---------------  ---------------
Tax Aware International
  Opportunties Fund
  Class A Shares - before taxes               -16.95%         -22.21%       04/30/01
  Class A Shares - after taxes on
    distributions                             -16.99%         -22.23%
  Class A Shares - after taxes on
    distributions and sale of fund
    shares                                    -10.40%         -17.54%
  Class B Shares - before taxes               -16.62%         -21.58%
  Class B Shares - after taxes on
    distributions                             -16.62%         -21.58%
  Class B Shares - after taxes on
    distributions and sale of fund
    shares                                    -10.20%         -17.04%
  Class C Shares - before taxes               -13.18%         -19.47%
  Class C Shares - after taxes on
    distributions                             -13.18%         -19.47%
  Class C Shares - after taxes on
    distributions and sale of fund
    shares                                     -8.10%         -15.40%
Tax Aware International
  Opportunities Fund                                                         4/30/01
  Institutional Shares - before
    taxes                                     -11.08%         -18.38%
  Institutional Shares - after
    taxes on distributions                    -11.18%         -18.44%
  Institutional Shares - after
    taxes on distributions and sale
    of fund shares                             -6.79%         -14.57%

  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years.

    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.

    The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of the Fund (or classes thereof). The Fund's (or classes') returns would have been lower if there were no such waivers. JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. The Fund's Prospectuses disclose the extent of any agreements to waive fees and/or reimburse expenses.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for the Fund; (5) descriptions of investment strategies for one or more of the Fund;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                          MASSACHUSETTS BUSINESS TRUST

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust consists of multiple series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes case by other Fund shareholders represented at the meeting in person or by proxy.

    The Fund has been authorized to offer Select Class, Class A, Class B,
Class C and Institutional shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

                           CERTAIN REGULATORY MATTERS

    JPMorgan Chase Bank and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMorgan Chase Bank and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. JPMorgan Chase Bank and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. JPMorgan Chase Bank will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which JPMorgan Chase Bank or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. JPMorgan Chase Bank has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of JPMorgan Chase Bank, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of JPMorgan Chase Bank. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, JPMorgan Chase Bank and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectuses are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies". Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will either be tax-exempt to shareholders or taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Fund had capital loss carryforwards for the periods indicated (amounts in thousands):

                                          CAPITAL LOSS  EXPIRATION
FUND                                      CARRYFORWARD     DATE
----                                      ------------  ----------
Fleming Tax Aware International
  Opportunities                             $12,667      10/31/09
                                             27,648      10/31/10
                                            -------
                                             40,315

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

    FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability.) However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U. S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of
(i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Telephone calls to the Fund, Chase or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                               PRINCIPAL HOLDERS

    As of January 31, 2003, the following persons owned of record, or were known by the Trust to own beneficially 5% or more of the outstanding Shares of the
Fund:

FUND AND CLASS OF SHARES                            NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------                        ----------------------------------------  ---------------
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITES    MGT CO OF NEW YORK AS AGENT FOR                 10.01%
FUND                                            SARAH LUTZ TRUST
Institutional Shares                            ATTN: SPECIAL PRODUCTS 2 OPS/3
                                                500 STANTON CHRISTIANA ROAD
                                                NEWARK DE 19713-2107

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITES    JP MORGAN CHASE BANK AS AGENT FOR               12.05%
FUND                                            DR MAMDOUH BAKHOS
Class A Shares                                  ATTN: SPECIAL PRODUCTS 2/OPS3
                                                500 STANTON CHRISTIANA RD
                                                NEWARK DE 19713-2107

                                                MORGAN GUARANTY TR CO OF NY                      8.64%
                                                AS AGENT FOR BAYARD D CLARKSON
                                                REVOCABLE TRUST
                                                ATTN: SPECIAL PRODUCTS 2 OPS/3
                                                500 STANTON CHRISTIANA ROAD
                                                NEWARK DE 19713-2107

                                                MORGAN GUARANTY TRUST CO OF NY                   6.63%
                                                AS AGENT FOR LINDA JEAN KLEINHANS
                                                ATTN: SPECIAL PRODUCTS 2 OPS/3
                                                500 STANTON CHRISTIANA ROAD
                                                NEWARK DE 19713-2107

                                                JP MORGAN FSB AS AGENT FOR                       5.97%
                                                FALCON CABLE TRUST
                                                ATTN SPECIAL PRODUCTS 2/OPS3
                                                500 STANTON CHRISTIANA RD
                                                NEWARK DE 19713-2107

                                                J P MORGAN FSB                                   5.15%
                                                AS AGENT FOR JEFF AND DIANA HILL
                                                REVOCABLE TRUST
                                                ATTN: SPECIAL PRODUCTS 2/OPS3
                                                500 STANTON CHRISTIANA ROAD
                                                NEWARK DE 19713-2107

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITES    NFSC FBO # BW 1-537179                          18.04%
FUND                                            NEIL D GRUNDHOEFER
Class B Shares                                  8650 SOUTHWESTERN BLVD APT 4006
                                                DALLAS TX 75206-8223

                                                JP MORGAN INVESTMENT MGMT                       14.42%
                                                ATTN CHRIS SICILIAN
                                                1200 N FEDERAL HWY STE 205
                                                BOCA RATON FL 33432-2845

                                                NFSC FBO # BW 1-525227                          13.90%
                                                TODD OFENLOCH
                                                NIKI BRINKMAN OFENLOCH
                                                4623 TRAVIS ST APT 511
                                                DALLAS TX 75205-5561

                                                NFSC FBO # BW 1-582514                           8.30%
                                                KILLIAN SAAM GILBERT-SMITH
                                                DOUGLAS GILBERT-SMITH
                                                1301 ARLINGTON ST
                                                HOUSTON TX 77008-4565

                                                PERSHING LLC                                     7.29%
                                                P.O. BOX 2052
                                                JERSEY CITY NJ 07303-2052

                                                NFSC FBO # BW 1-535982                           6.99%
                                                KUN QIAN
                                                314 SPENCERS GLEN DR
                                                SUGAR LAND TX 77479-5056

                                                NFSC FEBO # BW1-459038                           5.59%
                                                YVONNE E ALMAZAN
                                                16739 CARRACK TURN DR
                                                FRIENDSWOOD TX 77546-2348

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITES    JP MORGAN INVESTMENT MGMT                       98.04%*
FUND                                            ATTN CHRIS SICILIAN
Class C Shares                                  1200 N FEDERAL HWY STE 205
                                                BOCA RATON FL 33432-2845



  * JPMIM, is a corporation organized under the laws of Delaware and is a wholly owned subsidiary of J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware. As of January 31, 2003, JPMIM owned beneficially 98.04% of the voting securities of the Class C shares of the Fleming Tax Aware International Opportunities Fund. Accordingly, JPMIM is deemed to be a control person of the Class C shares of the Fund and thus is deemed to have the power to exercise a controlling influence over the management or policies of the Fund. Additionally, JPMIM can, independently of other shareholders, approve matters requiring a vote of a majority of the voting securities of the Class C shares of the Fund.

    The persons listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons would have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.


                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of the Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2002, (Accession No. 000164746-03-002139) is incorporated herein by reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

                               STANDARD & POOR'S
                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S
                         CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                      JPMORGAN INTERNATIONAL EQUITY FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 2003

                               MUTUAL FUND GROUP

              JPMORGAN FLEMING INTERNATIONAL SMALL CAP EQUITY FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses dated February 28, 2003, offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of the Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. The Prospectuses and the Financial Statements, including the Independent Accountant's Reports thereon, will be available, without charge upon request from J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.
Attention: JPMorgan Funds.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select Class Shares and Classes A and B Shares:     Institutional Class Shares:

JPMorgan Funds Service Center                       JPMorgan Institutional Funds
P.O. Box 219392                                     Service Center
Kansas City, MO 64121-9392                          500 Stanton Christiana Road
                                                    Newark, DE 19713

1-800-348-4782                                      1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   12
Trustees..........................................   14
Officers..........................................   17
Codes of Ethics...................................   19
Adviser and Sub-Adviser...........................   19
Administrator.....................................   21
Distributor.......................................   22
Distribution Plan.................................   23
Custodian and Transfer Agent......................   24
Shareholder Servicing.............................   24
Financial Professionals...........................   25
Independent Accountants...........................   25
Purchases, Redemptions and Exchanges..............   26
Dividends and Distributions.......................   31
Net Asset Value...................................   31
Performance Data..................................   32
Portfolio Transactions............................   34
Massachusetts Trust...............................   35
Description of Shares.............................   36
Distributions: Tax Matters........................   37
Additional Information............................   42
Financial Statements..............................   43
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This Statement of Additional Information ("SAI") relates only to the JPMorgan Fleming International Small Cap Equity Fund, (the "Fund"). The Fund is a separate series of Mutual Fund Group, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to this Fund, the Trust consists of other series representing separate investment funds (each, a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate SAIs. The Trustees of the Trust have authorized the issuance and sale of the following classes of shares of the Fund: Institutional Class, Select Class, Class A and Class B Shares. None of the classes are currently available for sale to the public.

    This SAI describes the financial history, investment objectives and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the relevant Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Fund is advised by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)" or the "Adviser") and sub-advised by J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM (London)" or the "Sub-Adviser").

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

    The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Fund as set forth in the applicable Prospectus.

                               EQUITY INVESTMENTS

    The equity securities in which the Fund invests include those listed on any foreign or domestic securities exchange or traded in the over-the-counter (OTC) market as well as unlisted securities.

    EQUITY SECURITIES. The equity securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stocks are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    The Fund may invest in shares of companies through initial public offerings
(IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Stocks of some newly public companies may decline shortly after the IPO and the securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

                        COMMON STOCK WARRANTS AND RIGHTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders.

    Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if they are not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund may make substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

    The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sell securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Sub-Adviser may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Fund may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; and (ii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMorgan Chase Bank acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by JPMorgan Chase Bank or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. JPMorgan Chase Bank has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the JPMorgan Chase Bank. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of JPMorgan Chase Bank, the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    CORPORATE BONDS. The Fund may invest in bonds of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian, a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940 (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; provided, however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 ("1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund is classified as a "non-diversified" fund under federal securities laws. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund was diversified.

    At the time the Fund may invest in any commercial paper or bank obligation, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P's, or if unrated, the investment must be of comparable quality in the Sub-Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Sub-Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit, foreign currencies and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Sub-Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Sub-Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Sub-Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    If the portfolio turnover rates of the Fund were a rate of 100% this would indicate that the equivalent of all of the Fund's assets had been sold and reinvested in a year. A high portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Fund, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    The Fund:

        (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (2) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (3) May not borrow money, except to the extent permitted by applicable law;

        (4) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (6) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (7) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without shareholder approval. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMFAM (USA) may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMFAM (USA) determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMFAM (USA) may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The names of the Trustees of the Fund, together with information regarding their dates of birth ("DOB"), positions with the Fund, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                             IN FUND
            NAME (DOB);                                                    COMPLEX (1)
        POSITIONS WITH THE                  PRINCIPAL OCCUPATIONS            OVERSEEN          OTHER DIRECTORSHIPS HELD
           FUND (SINCE)                      DURING PAST 5 YEARS            BY TRUSTEE           OUTSIDE FUND COMPLEX
-----------------------------------  -----------------------------------  --------------  -----------------------------------
                                                    INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG                 Retired; Vice-President &                     78                    None
(12/04/1941); Trustee (1987)         Treasurer of Ingersoll-Rand Company
                                     (manufacturer of industrial
                                     equipment) (1972-2000)

ROLAND R. EPPLEY, JR.                Retired                                       78                    None
(04/01/1932); Trustee (1989)

ANN MAYNARD GRAY                     Vice President of Capital Cities/             78     Director of Duke Energy Corporation
(08/22/1945); Trustee (2001)         ABC, Inc. (communications)                           (1997-Present) Director of Elan
                                     (1986-1998); President of                            Corporation, Plc (pharmaceuticals)
                                     Diversified Publishing Group                         (2001-Present); Director of The
                                     (1991-1997)                                          Phoenix Companies (wealth
                                                                                          management services) (2002-Present)

MATTHEW HEALEY                       Retired; Chief Executive Officer of           78                    None
(08/23/1937); Trustee and President  certain J.P. Morgan Fund trusts
of the Board of Trustees (2001)      (1982-2001)

ROBERT J. HIGGINS                    Director of Administration of the             78     Director of Providian Financial
(10/09/1945); Trustee (2002)         State of Rhode Island (2003 --                       Corp. (banking) (2002-Present)
                                     Present); President -- Consumer
                                     Banking and Investment Services
                                     Fleet Boston Financial (1971-2002)

FERGUS REID, III                     Chairman of Lumelite Corporation              78     Trustee of 16 Morgan Stanley Funds
(08/12/1932); Trustee (1987) and     (plastics manufacturing)                             (1995-Present)
Chairman of the Board of Trustees    (2003-Present); Chairman and CEO of
(2001)                               Lumelite Corporation (1985-2002)

                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                             IN FUND
            NAME (DOB);                                                    COMPLEX (1)
        POSITIONS WITH THE                  PRINCIPAL OCCUPATIONS            OVERSEEN          OTHER DIRECTORSHIPS HELD
           FUND (SINCE)                      DURING PAST 5 YEARS            BY TRUSTEE           OUTSIDE FUND COMPLEX
-----------------------------------  -----------------------------------  --------------  -----------------------------------
JAMES J. SCHONBACHLER                Retired; Managing Director of                 78                    None
(01/26/1943); Trustee (2001)         Bankers Trust Company (financial
                                     services) (1968-1998); Group Head
                                     and Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage Corp.
                                     (financial services) (1995-1997)

                                                     INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*            Retired; Chief Executive Officer of           78                    None
(07/20/1935); Trustee (1998)         Chase Mutual Funds (investment
                                     company) (1989-1998); President &
                                     Chief Executive Officer of Vista
                                     Capital Management (investment
                                     management) (1990-1998); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank (investment
                                     management) (1990-1998)


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies as of February 28, 2003.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the fiscal year ended October 31, 2002. The members of the Investment Committee are
Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended October 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the fiscal year ended October 31, 2002.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Fund and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1) :

                                                      AGGREGATE OWNERSHIP OF
                                                     ALL REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN BY
                                          OWNERSHIP    TRUSTEE IN FAMILY OF
INDEPENDENT TRUSTEES                       OF FUND     INVESTMENT COMPANIES
--------------------                      ---------  -------------------------
William J. Armstrong                          None         Over $100,000
Roland R. Eppley, Jr.                         None         Over $100,000
Ann Maynard Gray                              None       $10,001 - $50,000
Matthew Healey                                None         Over $100,000
Robert J. Higgins                             None               0
Fergus Reid, III                              None         Over $100,000
James J. Schonbachler                         None      $50,001 - $100,000

INTERESTED TRUSTEE
------------------
Leonard M. Spalding, Jr.                      None         Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies as of February 28, 2003.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee aggregate compensation paid by the Fund and the JPMorgan Fund Complex for the year ended December 31, 2002 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUND

                                                TOTAL COMPENSATION
                                                  PAID FROM THE
INDEPENDENT TRUSTEES                      FUND     FUND COMPLEX
--------------------                      ----  ------------------
William J. Armstrong                        --       $120,000
Roland R. Eppley, Jr.                       --       $120,000
Ann Maynard Gray                            --       $120,000
Matthew Healey                              --       $160,000
Robert J. Higgins                           --       $ 70,000
Fergus Reid, III                            --       $250,000
James J. Schonbachler                       --       $120,000

INTERESTED TRUSTEE
------------------
Leonard M. Spalding, Jr.                    --       $120,000

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Fund. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.

    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

                   NAME (DOB);
               POSITIONS HELD WITH
                 THE FUND (SINCE)                       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
--------------------------------------------------  --------------------------------------------------
GEORGE GATCH                                        Managing Director, J.P. Morgan Investment
(12/21/1962);                                       Management Inc. and J.P. Morgan Fleming Asset
President (2001)                                    Management (USA) Inc.; Head of J.P. Morgan
                                                    Fleming's U.S. Mutual Funds and Financial
                                                    Intermediaries Business ("FFI"); he has held
                                                    numerous positions throughout the firm in business
                                                    management, marketing and sales.

DAVID WEZDENKO                                      Managing Director, J.P. Morgan Investment
(10/02/1963);                                       Management Inc. and J.P. Morgan Fleming Asset
Treasurer (2001)                                    Management (USA) Inc.; Chief Operating Officer for
                                                    FFI; since joining J.P. Morgan Chase in 1996, he
                                                    has held numerous financial and operations related
                                                    positions supporting the J.P. Morgan pooling funds
                                                    business.

SHARON WEINBERG                                     Managing Director, J.P. Morgan Investment
(06/15/1959);                                       Management Inc. and J.P. Morgan Fleming Asset
Secretary (2001)                                    Management (USA) Inc.; Head of Business and
                                                    Product Strategy for FFI; since joining J.P.
                                                    Morgan Chase in 1996, she has held numerous
                                                    positions throughout the asset management business
                                                    in mutual funds marketing, legal and product
                                                    development.

MICHAEL MORAN                                       Vice President, J.P. Morgan Investment Management
(07/14/1969);                                       Inc. and J.P. Morgan Fleming Asset Management
Vice President and Assistant Treasurer (2001)       (USA) Inc.; Controller of FFI.

STEPHEN UNGERMAN                                    Vice President, J.P. Morgan Investment Management
(06/02/1953);                                       Inc. and J.P. Morgan Fleming Asset Management
Vice President and Assistant Treasurer (2001)       (USA) Inc.; Business Head for Vehicle Services
                                                    Group within Fund Administration; prior to joining
                                                    J.P. Morgan Chase in 2000, he held a number of
                                                    senior management positions in Prudential
                                                    Insurance Co. of America's asset management
                                                    business, including Associate General Counsel, Tax
                                                    Director and Co-head of Fund Administration
                                                    Department; Mr. Ungerman was also the Assistant
                                                    Treasurer of all mutual funds managed by
                                                    Prudential.

JUDY R. BARTLETT                                    Vice President and Assistant General Counsel, J.P.
(05/29/1965);                                       Morgan Investment Management Inc. and J.P. Morgan
Vice President and Assistant Secretary (2001)       Fleming Asset Management (USA) Inc., since
                                                    September 2000; from August 1998 through August
                                                    2000, she was an attorney at New York Life
                                                    Insurance Company where she served as Assistant
                                                    Secretary for the Mainstay Funds; from October
                                                    1995 through July 1998, Ms. Bartlett was an
                                                    associate at the law firm of Willkie Farr &
                                                    Gallagher.

JOSEPH J. BERTINI                                   Vice President and Assistant General Counsel, J.P.
(11/04/1965);                                       Morgan Investment Management Inc. and J.P. Morgan
Vice President and Assistant Secretary (2001)       Fleming Asset Management (USA) Inc.

THOMAS J. SMITH                                     Managing Director, Head of Compliance for J.P.
(06/24/1955);                                       Morgan Chase & Co.'s asset management business in
Vice President and Assistant Secretary (2002)       the Americas. An employee since 1996, he
                                                    previously worked in the Investment Management --
                                                    Risk Management/Compliance group for the Chase
                                                    Manhattan Corporation.

                   NAME (DOB);
               POSITIONS HELD WITH
                 THE FUND (SINCE)                       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
--------------------------------------------------  --------------------------------------------------
PAUL M. DERUSSO                                     Vice President, J.P. Morgan Investment Management
(12/03/1954);                                       Inc. and J.P. Morgan Fleming Asset Management
Assistant Treasurer (2001)                          (USA) Inc.; Manager of the Budgeting and Expense
                                                    Group of Funds Administration Group.

LAI MING FUNG                                       Associate, J.P. Morgan Investment Management Inc.
(09/08/1974);                                       and J.P. Morgan Fleming Asset Management (USA)
Assistant Treasurer (2001)                          Inc.; Budgeting & Expense Analyst for the Funds
                                                    Administration Group. From October 1996 to March
                                                    1999 she was Section Head in the Fund Account
                                                    Group at Morgan Stanley Dean Witter.

MARY SQUIRES                                        Vice President, J.P. Morgan Investment Management
(01/08/1955);                                       Inc. and J.P. Morgan Fleming Asset Management
Assistant Treasurer (2001)                          (USA) Inc.; Ms. Squires has held numerous
                                                    financial and operations positions supporting the
                                                    J.P. Morgan Chase organization complex.

NIMISH S. BHATT                                     Senior Vice President of Fund Administration and
(06/06/1963);                                       Financial Services of BISYS Investment Fund
Assistant Treasurer (2001)*                         Services Inc. since November 2000; various
                                                    positions held within BISYS since 1996, including
                                                    Senior Vice President of Tax, Quality Assurance
                                                    and Alternative Investments.

ARTHUR A. JENSEN                                    Vice President of Financial Services of BISYS
(09/28/1966);                                       Investment Services, Inc., since June 2001;
Assistant Treasurer (2001)*                         formerly Section Manager at Northern Trust Company
                                                    and Accounting Supervisor at Allstate Insurance
                                                    Company.

MARTIN R. DEAN                                      Vice President of Compliance of BISYS Fund
(11/27/1963);                                       Services, Inc.
Assistant Treasurer (2001)*

ALAINA METZ                                         Vice President of BISYS Fund Services, Inc.;
(04/07/1967); Assistant Secretary (2001)*           formerly, Chief Administrative Officer
                                                    Supervisor -- Blue Sky Compliance for BISYS Fund
                                                    Services, Inc.

LISA HURLEY                                         Executive Vice President and General Counsel of
(05/29/1955);                                       BISYS Fund Services, Inc.; formerly Counsel to
Assistant Secretary (2001)**                        Moore Capital Management and General Counsel to
                                                    Global Asset Management.

  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.

As of February 1, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Fund, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                            ADVISER AND SUB-ADVISER

    Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between JPMFAM (USA) and the Trust on behalf of the Fund, JPMFAM (USA) serves as investment adviser, as discussed in the "General" section.

    Subject to such policies as the Board of Trustees may determine, the Adviser is responsible for investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). JPMFAM (USA) is registered investment advisers under the Investment Advisers Act of 1940, as amended. JPMFAM (USA) acts as investment advisers to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York 10036.

    Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

    Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" sections.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA), on behalf of the Fund has entered into an investment sub-advisory agreement with JPMFAM (London). With respect to the day-to-day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and are under the common control of JPMFAM (USA); provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

    JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Chase & Co. JPMFAM (London) is registered with the SEC and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for JPMFAM (London) also serve as portfolio managers for JPMorgan Chase Bank. JPMFAM (London) is located at 20 Finsbury Street, London ELZ9YAQ.

    Pursuant to the terms of the Advisory Agreement and the Sub-Adviser's agreement with the Adviser, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub-Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    The Advisory Agreement provides that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

       BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY ARRANGEMENTS

    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory or Sub-Advisory agreements, as applicable, or their affiliates, has approved the Advisory and Sub-Advisory Agreements, as applicable, for the Fund.

    As part of its review of the investment advisory and sub-advisory arrangements for the Fund, the Board of Trustees has requested that the Adviser and Sub-Adviser, as applicable, prepare on a regular basis information regarding the performance of the Fund, its performance against the Fund's peers and benchmarks and analyses by the Adviser of the Fund's performance. The members of the Adviser's and Sub-Adviser's investment staff, as applicable, meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Fund. The Adviser also periodically provides comparative information regarding the Fund's expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser and Sub-Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Fund.

    In approving the Advisory and Sub-Advisory Agreements, as applicable, the Board of Trustees of the Fund considered the nature, quality and scope of the operations and services provided by the Adviser and the Sub-Adviser, as applicable, to the Fund, including their knowledge of the Adviser's and Sub-Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and Sub-Adviser, as applicable, and their affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similiar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Fund's advisory and sub-advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with the Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser as sub-adviser (as applicable), custodian, administrator and shareholder servicing agent for the Fund, and (except with respect to acting as sub-adviser) receive fees from the Fund for acting in such capacities. The Board also considered the fact that the Adviser and Sub-Adviser receive certain brokerage and research services from broker-dealers that execute portfolio transactions for the Fund, as more fully described under "Portfolio Transactions." The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Fund. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for the Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser and Sub-Adviser, as applicable, with regard to management of the Fund, including the commitment of the Adviser and Sub-Adviser, as applicable, to provide high quality services to the Fund, whether there were any conditions likely to affect the ability of the Adviser and Sub-Adviser, as applicable, to provide such services, and their ability to retain and attract qualified personnel to manage the Fund.

    In reaching their decision to approve the investment advisory and sub-advisory contracts, as applicable, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of the Fund concluded that the current advisory and sub-advisory agreements, as applicable, enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreements was in the best interest of the Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, effective September 10, 2001, between the Trust, on behalf of the Fund, and a predecessor of JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Fund. JPMorgan Chase Bank provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement of the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

                                  DISTRIBUTOR

    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 522 Fifth Avenue, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A and B shares of the Fund, as applicable, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in its respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B Shares of the Fund of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A Shares or 0.25% annualized of the average net asset value of the Class B Shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of each of the Adviser and Sub-Adviser.

    For fund accounting services, the Fund pays to JPMorgan Chase Bank the higher of a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all international funds of 0.03% of the first
$10 billion and 0.0025% for such assets over $10 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, the Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

    DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street Kansas City, Missouri 64105 serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank pursuant to which JPMorgan Chase Bank acts as shareholder servicing agent for the Fund's customers and for other fund investors who are customers of a financial professional. Under this agreement, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's Transfer Agent; transmitting purchase and redemption orders to the Fund's Transfer Agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMorgan Chase Bank a fee for services at the following annual rate of up to 0.10% for Institutional Shares and up to 0.25% for Select, A and B shares (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom JPMorgan Chase Bank is acting as shareholder servicing agent). JPMorgan Chase Bank acts as shareholder servicing agent for all such shareholders.

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder servicing agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as shareholder servicing agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by the customer of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountant, of the Trust and the Fund, is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchases, redemptions, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the account application. The telephone exchange privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor may buy shares in the Fund: (i) through an investment representative or financial services firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable; or (iii) for the purchase of Class A or B shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the NYSE is closed for other than for weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the NYSE is open for business. Once each such day, based upon prices determined as of the close of regular trading on the NYSE (normally
4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and
(ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the NYSE is open for trading.

    The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Fund with a 5.75% sales charge on Class A Shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    At times the Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

    The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

    Clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%

    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust, excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of the Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or invest distributions from their funds in, shares of the Fund at NAV.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at NAV next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. JPMorgan Chase Bank may discontinue this exchange privilege at any time.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if either fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The CDSC for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A shares occurs within 90 days of the redemption of the Class B shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

    The NAV of a class of the Fund is equal to the value of such class' pro rata portion of the Fund's investments less the class' pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange on the valuation date, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):
            P (1 + T) TO THE POWER OF n = ERV

        Average annual total returns (after taxes on distributions):
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF D

        Average annual total returns (after taxes on distributions and sale of Fund shares):
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF DR

Where:                      P    =  a hypothetical initial payment of $1,000.
                            T    =  average annual total return (before taxes,
                                    after taxes on distributions, or after taxes on
                                    distributions and sale of Fund shares, as
                                    applicable).
                            n    =  number of years.
                          ERV    =  ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-,
                                    5-, or 10-year periods at the end of the 1-,
                                    5-, or 10-year periods (or fractional portion).
         ATV TO THE BASE OF D    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions but not after taxes on
                                    redemption.
        ATV TO THE BASE OF DR    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions and redemption.

    The Fund presents performance information for each class since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    The Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on the Fund (or classes) would have been lower if there were no such waivers. With respect to certain funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. The Fund's Prospectuses discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of the Fund's rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Sub-Adviser places orders for all purchases and sales of Fund securities. See "Investment Objectives and Policies."

    Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Portfolio Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and its reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers including other funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

    If the Fund that writes an option and effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

                              MASSACHUSETTS TRUST

    The Trust is a Massachusetts business trust of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. The Trust is comprised of 15 series. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 15 series of Mutual Fund Group. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectuses are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Foreign Currency Exchange Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included on the Fund for prior taxable years.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

    FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability.) However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U. S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Fund, JPMorgan Chase Bank or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Fund's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectuses and this SAI do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Fund will be incorporated herein by reference to its annual report filings to be made with the SEC.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                      A-2